As filed with the Securities and Exchange Commission on September 7, 2007

 Securities Act Registration No. 333-143712

Investment Company Registration No. 811-22022

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-2

Registration Statement under the Securities Act of 1933 :

Pre-Effective Amendment No.  1

Post-Effective Amendment No.

and/or

Registration Statement Under

The Investment Company Act of 1940 :

Amendment No.  6

Advent/Claymore Global Convertible Securities & Income Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

2455 Corporate West Drive
Lisle, Illinois  60532
(Address of Principal Executive Offices)

(630) 505-3700

(Registrant’s Telephone Number, Including Area Code)

Nicholas Dalmaso
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois  60532

(Name and Address of Agent for Service)

Copy to:

Philip H. Harris, Esq.		Leonard B. Mackey, Jr., Esq.
Thomas A. Hale, Esq.	Rodd Baxter	Brynn D. Peltz, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Advent Capital Management, LLC	Clifford Chance US LLP
Four Times Square	1065 Avenue of the Americas, 31st Floor	31 West 52nd Street
New York, New York 10036	New York, New York 10018	New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Preferred Shares, $.001 par value	6,800 shares	$25,000	$170,000,000	$5,219.00

(1)           Estimated solely for the purpose of calculating the registration fee.

(2)           Includes $30.70 previously paid in connection with initial filing of the Registration Statement

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND
CROSS REFERENCE SHEET

Part A — Prospectus

	Items in Part A of Form N-2	Location in Prospectus
Item 1.	Outside Front Cover	Cover page
Item 2.	Inside Front and Outside Back Cover Page	Cover page
Item 3.	Fee Table and Synopsis	Prospectus Summary
Item 4.	Financial Highlights	Financial Highlights
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary;
Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; The Fund’s Investments

Item 8.	General Description of the Registrant	The Fund; The Fund’s Investments; Risks;
Description of AMPS; Anti-Takeover Provisions in the Agreement and Declaration of Trust

Item 9.	Management	Management of the Fund; Administrator, Custodian and Transfer Agent

Item 10.	Capital Stock, Long-Term Debt, and Other	Description of AMPS; Description of Shares; Certain
Provisions in the Agreement and
Declaration of Trust; Tax Matters

Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Legal Opinions
Item 13.	Table of Contents of the Statement of	Table of Contents for the Statement of
	Additional Information	Additional Information

Part B — Statement of Additional Information

Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objective and Policies;
Investment Policies and Techniques; Other
Investment Policies and Techniques;
Portfolio Transactions
Item 18.	Management	Management of the Fund; Portfolio
Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of	Not Applicable
Securities
Item 20.	Investment Advisory and Other Services	Management of the Fund; Experts
Item 21.	Portfolio Managers	Management of the Fund
Item 22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 23.	Tax Status	Tax Matters; Distributions

Item 24.	Financial Statements	Financial Statements; Report of
Independent Registered Public Accounting Firm; Financial Highlights

Part C — Other Information

Items 25-34 have been answered in Part C of this Registration Statement

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated September 7, 2007

PROSPECTUS

$170,000,000

Advent/Claymore
Global Convertible Securities & Income Fund

Auction Market Preferred Shares ("AMPS")

  3,400   Shares, Series T7

  3,400   Shares, Series W7

Liquidation Preference $25,000 per Share

The Offering. The Fund is offering 3,400 shares of Series T7 Auction Market Preferred Shares and 3,400 shares of Series W7 Auction Market Preferred Shares. The shares are referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and a rating of "AAA" from Fitch, Inc. ("Fitch").

Investment Objective. Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is a recently-organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Adviser and Investment Manager. Claymore Advisors, LLC (the "Adviser") is the Fund's investment adviser. Advent Capital Management, LLC ("Advent" or the "Investment Manager") is the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities. Advent Capital Management, LLC had approximately $4.0 billion in assets under management as of June 30, 2007.

(continued on following page)

Investing in AMPS involves certain risks. See "Risks" on page 47 of this prospectus. The minimum purchase amount of AMPS is $25,000.

	Per Share	Total
Public offering price	$25,000	$170,000,000
Sales load(1)	$250	$1,700,000
Proceeds to the Fund (2)	$24,750	$168,300,000

(1)  Plus dividends, if any, that have accumulated from the date the AMPS are first issued.

(2)  Not including offering expenses payable by the Fund estimated to be $400,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only, through the facilities of The Depository Trust Company on or about , 2007.

Merrill Lynch & Co.  Citi

The date of this prospectus is , 2007.

(continued from previous page)

Investment Policies and Parameters. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this prospectus) in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

•  the Fund will invest at least 50% of its Managed Assets in convertible securities;

•  the Fund may invest up to 40% of its Managed Assets in non-convertible income-producing securities; and

•  the Fund will invest at least 50% of its Managed Assets in foreign securities.

The portion of the Fund's Managed Assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality; however, under normal market conditions, the Fund will maintain a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's Managed Assets invested in convertible securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund's portfolio, to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

Description of AMPS. The dividend rate for the initial period will be  % for Series T7 and  % for Series W7. The initial period is from the date of issuance through  , 2007 for Series T7 and through  , 2007 for Series W7. For subsequent auction periods, AMPS pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures set forth in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

The AMPS are not listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and they may not provide you with liquidity.

The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS and retain it for future reference. A Statement of Additional Information, dated , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 82 of this prospectus, or request other information about the Fund or make shareholder inquiries by calling (800) 345-7999 or by writing to the Fund's Adviser at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). Free copies of the Fund's reports and its Statement of Additional Information will also be available from the Fund's web site at www.adventclaymore.com.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. The Fund will notify investors if there are any material changes.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the AMPS. You should review the more detailed information contained in this prospectus, the Statement of Additional Information and the Fund's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund    Advent/Claymore Global Convertible Securities & Income Fund is a recently organized, diversified, closed-end management investment company. Throughout the prospectus, we refer to Advent/Claymore Global Convertible Securities & Income Fund simply as the " Fund" or as "we," "us" or "our." The Fund's common shares are traded on the New York Stock Exchange ("NYSE") under the symbol "AGC." As of July 15, 2007, the Fund had 31,811,400 common shares outstanding and net assets of $618,697,735. See "The Fund."

The Offering    The Fund is offering 3,400 shares of Series T7 AMPS , and 3,400 shares of Series W7 AMPS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the AMPS are first issued. The AMPS are being offered by the underwriters listed under "Underwriting."

The shares of each series of AMPS will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive auction periods for each series. In general, the auction period following the initial period will be seven days for each series of AMPS. The dividend for a particular auction period will be determined by an auction conducted on the business day immediately prior to the start of that auction period.

The AMPS will not be listed on an exchange. Investors and potential investors may purchase the AMPS of a series in an auction by submitting orders to a broker-dealer that has entered into an agreement with the auction agent, or to a broker-dealer that has entered into a separate agreement with a broker-dealer, or other persons as the Fund permits.

Generally, investors in the AMPS will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company ("DTC") or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.

Investment Objective, Policies
and Parameters    The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S.

issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

•   the Fund will invest at least 50% of its Managed Assets in convertible securities;

•  the Fund may invest up to 40% of its Managed Assets in non-convertible income-producing securities; and

•  the Fund will invest at least 50% of its Managed Assets in foreign securities.

The portion of the Fund's Managed Assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Non-convertible income-producing securities in which the Fund may invest include, but are not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well non-convertible preferred stocks, bank loans and loan participations, commercial paper, real estate investment trusts ("REITs") and commercial and other mortgage-related and asset-backed securities, income trust and master limited partnership ("MLP") interests, payment-in-kind securities, credit-linked notes and other securities issued by special purpose or structured vehicles, zero coupon bonds, certificates of deposit, fixed time deposits, bankers' acceptances and U.S. or foreign government obligations. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality; however, under normal market conditions, the Fund will maintain a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's Managed Assets invested in convertible securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund's portfolio, to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

"Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares or borrowings that may be outstanding or otherwise attributable to the use of Financial Leverage (as defined in this Prospectus under "Interest Rate Transactions"), if any) minus the sum of accrued liabilities (other than debt representing Financial Leverage, if any). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares is not treated as a liability.

For as long as the words "convertible securities" and "income" are in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities and non-convertible income producing securities.

The Fund's Investments    Convertible Securities. Under normal market conditions, the Fund will invest at least 50% of its Managed Assets in convertible securities of U.S. and non-U.S. issuers. However, the Fund is not limited in the percentage of its assets that can be invested in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The convertible securities in which the Fund may invest may be investment grade or lower grade securities.

Additional information about specific types of convertible securities in which the Fund may invest is set forth under "The Fund's Investments—Portfolio Contents."

Structured and Synthetic Convertible Securities. The Fund may also invest in "structured" and "synthetic" convertible securities. Structured convertible securities are equity-linked hybrid securities that convert, typically on an automatic basis, to equity securities on a specified date. Structured convertible securities are typically created and offered by financial institutions in private placement transactions. The Fund may also invest in synthetic convertible securities, which are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved through non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved through warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic convertible securities are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. The Fund may also, to a lesser extent, create synthetic convertible securities by purchasing separate component securities. Different companies may issue the income security and convertible components which may be purchased separately, and at different times. The Fund's holdings of structured convertible securities and synthetic convertible securities, to the extent permitted by applicable policies of the Staff of the Securities and Exchange Commission, are considered convertible securities for purposes of the Fund's investment policies.

Non-Convertible Income Securities. Under normal market conditions, the Fund may invest up to 40% of its Managed Assets in non-convertible income-producing securities of U.S. and non-U.S. issuers, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well non-convertible preferred stocks, bank loans and loan participations, commercial paper, REITs and commercial and other mortgage-related and asset-backed securities, income trust and MLP interests, payment-in-kind securities, credit-linked notes and other securities issued by special purpose or structured vehicles, zero coupon bonds, certificates of deposit, fixed time deposits, bankers'

acceptances and U.S. or foreign government obligations. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features, as well as a broad range of maturities.

Additional information about specific types of non-convertible income-producing securities in which the Fund may invest is set forth under "The Fund's Investments—Portfolio Contents."

Foreign Securities. Under normal market conditions, the Fund will invest at least 50% of its Managed Assets in foreign securities, including, but not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supernational entities. The Fund's investments in foreign issuers may include investments in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts. The Fund anticipates that it will invest in securities of issuers located in a number of countries throughout the world, but the actual number of countries represented in the Fund's portfolio will vary over time. Under normal market conditions, the Fund will invest in the securities of issuers located in at least three different countries, including the United States, and initially expects to invest in securities of issuers located in approximately 10 to 15 countries. The Fund considers an issuer to be located in a particular country if (i) the company is organized in that country; (ii) the principal trading market for a class of the company's securities is located in that country; (iii) 50% or more of the company's assets are located in that country; or (iv) 50% or more of the company's revenues are derived from that country. "Foreign Securities" means investments that are tied economically to issuers that are located in or derive a majority of their total revenue from countries outside the United States, which may include securities of both U.S. and non-U.S. issuers.

Derivatives. The Fund may utilize derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to either of the Fund's principal investment categories; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to manage the duration of the Fund. The derivative instruments in which the Fund may invest, include, but are not limited to, futures contracts on securities, indices, other financial instruments or currencies, options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; total return swaps; credit default swaps; forward currency rate contracts and options thereon; structured notes and foreign exchange hedging instruments.

Covered Call Option Strategy. In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund, to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares. The Fund will follow a strategy known as "covered call option writing," which is a strategy designed to produce current gains from option premiums and offset a portion of a market decline in the underlying security. Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before a specified future date (the "expiration date"). The Fund will only "sell" or "write" options on securities held in the Fund's portfolio or that the Fund has the right to receive upon conversion of a convertible security. It may not sell "naked" call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund's portfolio.

Credit Quality. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch") or, if unrated, determined by the Investment Manager to be of comparable quality). Under normal market conditions, the Fund will maintain a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's Managed Assets invested in convertible securities.

Lower Grade Securities. Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Other Securities and Strategies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The Fund may invest the remainder of its assets, if any, in other securities of various types, including equity securities.

The Fund may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts (other than in connection with its option writing strategy) for purposes such as seeking to earn income, facilitating portfolio management and mitigating risks.

The Fund may, but is not required to, utilize certain other investment strategies, including dividend capture trading, to seek to achieve the Fund's investment objective.

For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See "The Fund's Investments."

Adviser    The Fund has entered into an investment advisory agreement with Claymore Advisors, LLC (the "Adviser"), the Fund's investment adviser. Pursuant to such investment advisory agreement, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average weekly value of the Fund's Managed Assets during such month (the "Advisory Fee"). See "Management of the Fund—Adviser."

Investment Manager    The Fund and the Adviser have entered into an investment management agreement with Advent Capital Management, LLC ("Advent" or the "Investment Manager"), the Fund's investment manager. Pursuant to such investment management agreement, the Adviser has delegated responsibility for the day-to-day management of the Fund's portfolio of securities to the Investment Manager, which includes buying and selling securities for the Fund and investment research. Under the investment management agreement, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average weekly value of the Fund's Managed Assets during such month (the "Management Fee").

Advent Capital Management, LLC is an asset management firm with approximately $4.0 billion in assets under management as of June 30, 2007. See "Management of the Fund—Investment Manager."

Interest Rate Transactions    In connection with the Fund's anticipated use of leverage through the issuance of AMPS or borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on AMPS or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance or the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on AMPS or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding AMPS or if the Fund loses an expected AAA rating on its AMPS or fails to maintain other covenants, the Fund may be required to redeem some or all of its AMPS. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to designate on its books and records cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may, but is not required to, use interest rate transactions in connection with the management of the Fund's portfolio of securities. See "Interest Rate Transactions."

Special Risk Considerations    Risk is inherent in all investing. Therefore, before investing in the Fund's AMPS, you should consider the following risks carefully.

Risks of Investing in AMPS. The primary risks of investing in the AMPS are:

•  an investment in the Fund represents an indirect investment in the securities owned by the Fund, the value of which, like other market investments, may move up or down, sometimes rapidly and unpredictably;

•  if an auction fails you may not be able to sell some or all of your AMPS;

•  a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions;

•  because of the nature of the market for AMPS, you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising;

•  a rating agency could suspend, withdraw or downgrade the rating assigned to the AMPS, which could affect liquidity;

•  the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

•  in certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends; and

•  the AMPS will be junior to any borrowing of the Fund.

See "Risks—Risks of Investing in AMPS."

Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS.

Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the auction periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a flexible auction period (an auction period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or traded on the NASDAQ Stock Market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Securities and Exchange Commission Settlements. On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (the "Settlement Broker-Dealers"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

In addition, on January 9, 2007 the Securities and Exchange Commission announced that it had settled its investigation of three banks, including The Bank of New York (the "Settling Auction Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the AMPS.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, both by the Investment Company Act of 1940, as amended (the "Investment Company Act"), and by requirements imposed by rating agencies, might impair the Fund's ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable tax treatment as a regulated investment company for U.S. federal income tax purposes.

Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

Convertible Securities Risk. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid after the company's creditors, but before the company's common stockholders. Consequently, an issuer's convertible securities generally entail more risk than its debt securities, but less risk than its common stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund's portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

Lower Grade Securities Risk. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality (rated below Baa3- by Moody's or below BBB- by S&P and Fitch or, if unrated, determined by the Investment Manager to be of comparable quality). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." Investing in lower grade securities involves additional risks, including credit risk. These securities may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than higher grade securities. See "Risks—Lower Grade Securities Risk."

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights and special redemption rights. See "Risks—Preferred Securities Risks."

Foreign Securities Risk. The Fund will invest at least 50% of its Managed Assets in foreign securities. Investments in foreign securities may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

•  less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•  many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Manager may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

•  an adverse effect of currency exchange rates or controls on the value of the Fund's investments;

•  the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•  economic, political and social developments may adversely affect the securities markets; and

•  withholding and other non-U.S. taxes may decrease the Fund's return.

See "Risks—Foreign Securities Risk."

Foreign Currency Risk. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

Risk Associated with the Fund's Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund may also write (sell) over-the-counter options ("OTC options"). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. See "Risks—Risks Associated with the Fund's Covered Call Option Writing Strategy."

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Interest Rate Transactions."

Liquidity Risk. Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), provides a non-exclusive safe harbor exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities ("Rule 144A Securities") to certain qualified institutional buyers. The Fund may invest without limit in Rule 144A Securities, certain of which may be deemed to be liquid in accordance with procedures adopted by the Fund's board of trustees (the "Board of Trustees"). The Fund may invest in other securities for which there is no readily available trading market or are otherwise illiquid. The Investment Manager does not anticipate that the Fund will invest more than 15% of its Managed Assets in illiquid securities (other than Rule 144A Securities). Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Investment Manager's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT, Mortgage-Related and Asset-Backed Securities Risks. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk-the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Income Trust and Master Limited Partnership Risks. Investments in income trusts and MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. There are certain tax risks associated with the income trusts in which the Fund may invest, including the possibility that Canadian and U.S. taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain income trusts and the risk that U.S. taxing authorities could challenge the Fund's treatment for federal income tax purposes of the income trusts or MLPs in which the Fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the income trusts or MLPs and/or the value of the Fund's investments. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules would not adversely affect the Fund's investments in income trusts or MLPs or the value of the Fund's common stock. See "Risks—Income Trust and Master Limited Partnership Risks."

Dividend Capture Trading Risk. The Fund's dividend capture trading depends upon the Investment Manager's ability to anticipate the dividend policies of the companies in which it chooses to invest and to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. Companies' dividend policies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit the ability of holders of common shares to benefit from dividend increases, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The dividend income received by the Fund may be offset by declines in the price of the securities on which such dividends are issued, which may result in losses to the Fund if the decline in price exceeds the amount of the dividend. The use of dividend capture trades will expose the Fund to increased trading costs. The Fund's dividend capture trading strategy may limit the Fund's ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the "Code").

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of the Fund's common shares.

Management Risk. The Investment Manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager will prove beneficial to the Fund.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

Trading Market    The AMPS will not be listed on an exchange. Instead, you may buy or sell the AMPS at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but are under no obligation to do so and may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits.

The table below shows the first auction date for each series of AMPS and the day on which each subsequent auction will normally be held for each series of AMPS. The first auction date for each series of AMPS will be the business day before the dividend payment date for the initial period for each series of AMPS. The start date for subsequent auction periods will normally be the business day following the auction dates unless the then-current auction period is a flexible auction period or the first day of the subsequent auction period is not a business day.

	First Auction Date	Subsequent Auction Day
Series T7		Every Tuesday
Series W7		Every Wednesday

Dividends and Auction Periods    The table below shows the dividend rate for the initial period on the AMPS offered in this prospectus. For subsequent auction periods, AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the auction period. The rate set at auction will not exceed the Maximum Rate. See "Description of AMPS—Dividends and Auction Periods."

In addition, the table below also shows the date from which dividends on the AMPS will accumulate at the initial rate, the dividend payment date for the initial period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the initial period for the AMPS. Subsequent auction periods generally will be seven days. The dividend payment date for flexible auction periods of more than seven days will be set out in the notice designating a flexible auction period. See "Description of AMPS—Dividends and Auction Periods—Designation of Flexible Auction Periods."

Initial Dividend Rate	Date of Accumulation At Initial Rate*	Dividend Payment Date on Initial Period*	Subsequent Dividend Payment Day	Number of Days in Initial Period
Series T7%
Series W7%

*  All dates are 2007.

Determination of Maximum Rate. The Maximum Rate for any auction period for a series of AMPS will generally be determined by reference to a specified percentage of the Index or a spread over the Index. The Maximum Rate for an auction period is based on the rating of the AMPS in effect at the close of business on the Business Day preceding the auction date. The "Index" is the applicable LIBOR Rate (for an auction period or a flexible auction period of 35 days or less), or the rate on United States Treasury Securities having a maturity which most closely approximates the length of the auction period (for a flexible auction period of more than 35 days). In the case of a flexible auction period, the Index will be specified by the Fund in the notice of the flexible auction period for such period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and Fitch. If Moody's and Fitch or both do not make such rating available, the Maximum Rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in "—Rating Agency Guidelines and Asset Coverage").

The applicable percentage and spread are as follows:

Moody's	Fitch	Applicable Percentage	Applicable Spread
Aaa	AAA	125%	125	bps
Aa3 to Aa1	AA- to AA+	150%	150	bps
A3 to A1	A- to A+	200%	200	bps
Baa3 to Baa1	BBB- to BBB+	250%	250	bps
Ba1 and below	BB+ and below	300%	300	bps

Rating    The shares of each series of AMPS are expected to be issued with a rating of Aaa from Moody's and AAA from Fitch. In order to maintain these ratings, the Fund must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies' guidelines. As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund, the Adviser and the Investment Manager and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's common shares have not been rated by a nationally recognized statistical rating organization. See "Description of AMPS—Rating Agency Guidelines and Asset Coverage."

Redemption    The Fund does not expect to and ordinarily will not redeem AMPS. However, the Fund may be required to redeem AMPS if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem AMPS under certain conditions. See "Description of AMPS—Redemption" and "Description of AMPS—Rating Agency Guidelines and Asset Coverage."

Liquidation Preference    The liquidation preference for shares of each series of AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of AMPS—Liquidation."

Voting Rights    The holders of preferred shares, including AMPS, voting as a separate class, have the right to elect at least two trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The holders of preferred shares, including AMPS, will vote as a separate class or classes on certain other matters as required under the Fund's Agreement and Declaration of Trust, the Investment Company Act and Delaware law. See "Description of AMPS—Voting Rights" and "Anti-Takeover Provisions in the Agreement and Declaration of Trust."

Auction Procedures    Unless otherwise permitted by the Fund, investors may only participate in auctions through their Broker-Dealers. The process for determining the dividend rate on the AMPS described in this section is referred to as the auction procedures and each setting of the dividend rate is referred to as an "auction." See the "Auction Procedures" attached hereto as Appendix A.

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of shares of the series of AMPS may submit the following types of orders with respect to shares of the series of AMPS to that Broker-Dealer.

1.  Hold order—indicating its desire to hold shares of the series without regard to the dividend rate for the next auction period.

2.  Bid—indicating its desire to sell shares of the series at $25,000 per share if the dividend rate for shares of the series for the next auction period is less than the rate or spread specified in the bid.

3.  Sell order—indicating its desire to sell shares of the series at $25,000 per share without regard to the applicable rate for shares of the series for the next auction period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the Maximum Rate for shares of a series of AMPS on its auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order to its Broker-Dealer for an auction where there is a conversion from a shorter auction period to a longer auction period, the beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase AMPS of that series or that is a beneficial owner of AMPS of a series that wishes to purchase additional AMPS of that series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the dividend rate for the next auction period is not less than the rate specified in the bid. A bid placed by a potential holder specifying a rate higher than the Maximum Rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers to the auction agent. They may designate themselves (unless otherwise permitted by the Fund) as existing holders of AMPS subject to orders submitted or deemed submitted to them by beneficial owners. They may designate themselves as potential holders of AMPS subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the Maximum Rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the Maximum Rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares of a series, the dividend rate for the next succeeding auction period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares available for purchase in the auction.

If there are not sufficient clearing bids, the dividend rate for the next auction period will be the Maximum Rate on the auction date. However, if the Fund has declared a flexible auction period and there are not sufficient clearing bids, the election of a flexible auction period will not be effective and the next auction period will be a seven-day auction period and the applicable rate for the next auction period will be the Maximum Rate. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the auction period following the auction will automatically be a seven-day auction period and the applicable rate for that period will be 90% of the Index on the date of the applicable auction.

The auction procedures include a pro rata allocation of AMPS for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Auction Example. The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Holder	Goal	Action
Current holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate to sell all 500 shares

Current holder B	Owns 300 shares,wants to hold	Hold order—will take the auction rate

Current holder C	Owns 200 shares,wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9%rate to sell all 200 shares

Potential holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

FINANCIAL HIGHLIGHTS (UNAUDITED)

Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 30, 2007 through July 15, 2007. Since the Fund was recently organized and commenced investment operations on May 30, 2007, the table covers approximately six weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's future operating performance.

	For the period May 30, 2007* through July 15, 2007 (Unaudited)
Per share operating performance for share of common stock outstanding throughout the period:
Net asset value, beginning of period	$19.10	(a)
Income from investment operations
Net investment income(b)	0.09
Net realized and unrealized gain (loss) on investments, swaps, options and foreign currency transactions	0.30
Total from investment operations	0.39
Common shares' offering expenses charged to paid-in capital	(0.04)
Net asset value, end of period	$19.45
Market value, end of period	$19.55
Total investment return(c)
Net asset value	1.83%
Market value	(2.25%)
Ratios and supplemental data
Net assets, end of period (thousands)	$618,698
Ratio of net expenses to average net assets	1.19	%(d)
Ratio of net investment income to average net assets	3.50	%(d)
Portfolio turnover rate	4%

*  Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c)  Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. Total return is not annualized.

(d)  Annualized.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Fund's common shares.

THE FUND

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund was organized as a Delaware statutory trust on February 26, 2007, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a recently organized entity, the Fund has limited operating history. The Fund's principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

On May 24, 2007, the Fund issued an aggregate of 28,750,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. On June 11, 2007, June 18, 2007 and July 11, 2007, the Fund issued an additional 1,750,000 shares, 750,000 shares and 555,900 shares, respectively, pursuant to an overallotment option. The net proceeds, after expenses, to the Fund of the offering (including the overallotment option) were approximately $606.2 million. The Fund's common shares are traded on the New York Stock Exchange under the symbol "AGC."

The following provides information about the Fund's outstanding shares as of July 15, 2007:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Own Account	Amount Outstanding
Common Shares	Unlimited	0	31,811,140
AMPS
Series T7	3,400	0	0
Series W7	3,400	0	0

USE OF PROCEEDS

The net proceeds of the offering of AMPS will be approximately $167,900,000 after payment of the estimated offering costs and deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. We currently anticipate that the Fund will be able to invest primarily in convertible securities and non-convertible income-producing securities that meet the Fund's investment objective and policies within approximately three months after the completion of the offering. Pending investment in convertible securities and non-convertible income-producing securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities to the extent such securities are available.

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of the Fund as of July 15, 2007 and as adjusted to give effect to the issuance of the AMPS offered hereby.

	Actual	As Adjusted
Shareholder's Equity:
AMPS, $.001 par value, $25,000 stated value per share, at liquidation value (no shares issued; 6,800 shares, as adjusted)	$0	$170,000,000
Common shares, $.001 par value per share (31,811,140 shares issued and outstanding*)	$31,811	$31,811
Paid-in surplus	606,288,727	604,188,727
Accumulated undistributed net investment income	2,664,115	2,664,115
Accumulated net realized gain/loss from investment transactions	412,967	412,967
Net unrealized appreciation/depreciation of investments	9,300,115	9,300,115
Net assets, including the value of the Auction Market Preferred Shares	$618,697,735	$786,597,735

*  None of these outstanding common shares are held by or for the account of the Fund.

PORTFOLIO COMPOSITION

As of July 15, 2007, approximately 63.4% of the market value of the Fund's portfolio was invested in convertible securities (including structured and synthetic convertible securities). The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of July 15, 2007, based on the highest rating assigned.

Credit Rating	Value (000)	Percent
Aaa/AAA	$0	—%
Aa/AA	91,677	15.0%
A/A	18,151	3.0%
Baa/BBB	11,748	1.9%
Ba/BB	0	—%
B/B	39,350	6.4%
Caa/CCC	14,236	2.3%
Unrated*	71,187	11.6%
Common and Preferred Stock	292,961	47.9%
Short term	72,834	11.9%
Total Investments	$612,144	100.0%

*  Refers to securities that have not been rated, but have been assessed by the Investment Manager as being of comparable credit quality to rated securities in which the Fund may invest.

THE FUND'S INVESTMENTS

Investment Objective

The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is a non-fundamental policy and may be changed by the Fund's board of trustees (the "Board of Trustees") provided that shareholders are provided with at least 60 days' prior written notice of any change. Percentage limitations described in this prospectus are as of the time of investment by the Fund and could from time to time not be complied with as a result of market value fluctuations of the Fund's portfolio and other events.

Investment Rationale

The Fund has been designed for investors seeking both the prospect of capital appreciation and current income. The Fund's Investment Manager believes that convertible securities can provide current income with equity-like returns over time, with the prospect of lower volatility and greater downside protection than traditional equity investments. The market for global convertible securities has grown to over $500 billion, and the Fund's Investment Manager believes that liquidity and diversification in the global securities markets have increased with the growth of the market. The Fund's investments in non-convertible securities, such as bank loans and high-yield, non-investment grade bonds, can provide the prospect of high current income. The Fund's Investment Manager believes that current conditions in the credit markets make certain investments in non-convertible securities attractive. In addition, the floating rate interest payment structure of certain non-convertible securities, such as bank loans, may serve to mute the volatility of the Fund's net asset value resulting from the Fund's intended use of floating rate Financial Leverage (as defined in this Prospectus under "Interest Rate Transactions").

Investment Policies

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

•  the Fund will invest at least 50% of its Managed Assets in convertible securities;

•  the Fund may invest up to 40% of its Managed Assets in non-convertible income-producing securities; and

•  the Fund will invest at least 50% of its Managed Assets in foreign securities.

The portion of the Fund's Managed Assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality; however, under normal market conditions, the Fund will maintain a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's Managed Assets invested in convertible securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund's portfolio, to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

"Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares or borrowings that may be outstanding or otherwise attributable to the use of Financial Leverage, if any) minus the sum of accrued liabilities (other than debt representing Financial Leverage, if any). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares is not treated as a liability.

For as long as the words "convertible securities" and "income" are in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities and non-convertible income producing securities.

These policies may be changed by the Board of Trustees, but no change is anticipated. If the Fund's policies change, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

Investment Parameters and Investment Process

Convertible Securities. Under normal market conditions, the Fund will invest at least 50% of its Managed Assets in convertible securities of U.S. and non-U.S. issuers. However, the Fund is not limited in the percentage of its assets that can be invested in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. The convertible securities in which the Fund may invest include, but are not limited to, debt securities, preferred stock, structured convertible securities, synthetic convertible securities and mandatory convertible securities. The Investment Manager typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

•  screening the universe of convertible securities to identify securities with attractive risk/reward characteristics relative to the underlying security;

•  analyzing the creditworthiness of the issuer of the securities;

•  analyzing the equity fundamentals of the convertible security's underlying stock to determine its capital appreciation potential; and

•  monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

Non-Convertible Income-Producing Securities. Under normal market conditions, the Fund may invest up to 40% of its Managed Assets in non-convertible income-producing securities of U.S. and non-U.S. issuers, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, non-convertible preferred stocks, bank loans and loan participations, commercial paper, real estate investment trusts ("REITs") and commercial and other mortgage-related and asset-backed securities, income trust and master limited partnership ("MLP") interests, payment-in-kind securities, credit-linked notes and other securities issued by special purpose or structured vehicles, zero coupon bonds, certificates of deposit, fixed time deposits, bankers' acceptances and U.S. or foreign government obligations. The Investment Manager typically applies a similar research approach when buying and selling non-convertible income-producing securities for the Fund, which includes:

•  analyzing the creditworthiness of the security, with an emphasis on the issuing company's cash flow, interest coverage, balance sheet structure, and assets, and assessment of the subordination of the security within the capital structure;

•  analyzing the business fundamentals of the issuing company; and

•  monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

Foreign Securities. Under normal market conditions, the Fund will invest at least 50% of its Managed Assets in foreign securities, including but not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supernational entities. The Fund's investments in foreign issuers may include investments in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European

Depositary Receipts ("EDRs") and other depositary receipts. The Fund anticipates that it will invest in securities of issuers located in a number of countries throughout the world, but the actual number of countries represented in the Fund's portfolio will vary over time. Under normal market conditions, the Fund will invest in the securities of issuers located in at least three different countries, including the United States, and initially expects to invest in approximately 10 to 15 countries. The Fund considers an issuer to be located in a particular country if (i) the company is organized in that country; (ii) the principal trading market for a class of the company's securities is located in that country; (iii) 50% or more of the company's assets are located in that country; or (iv) 50% or more of the company's revenues are derived from that country. "Foreign securities" means investments that are tied economically to issuers that are located in or derive a majority of their total revenue from countries outside the United States, which may include securities of both U.S. and non-U.S. issuers.

Derivatives. The Fund may utilize derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to either of the Fund's principal investment categories; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to manage the duration of the Fund. The derivative instruments in which the Fund may invest, include, but are not limited to, futures contracts on securities, indices, other financial instruments or currencies, options on futures contracts and exchange traded and over-the-counter options on securities, indices or currencies; interest rate swaps; total return swaps; credit default swaps; forward currency contracts and options thereon; structured notes and foreign exchange hedging instruments.

Covered Call Option Strategy. In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund, to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares. The Fund will follow a strategy known as "covered call option writing," which is a strategy designed to produce current gains from option premiums and offset a portion of a market decline in the underlying security. Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before a specified future date (the "expiration date"). The Fund will only "sell" or "write" options on securities held in the Fund's portfolio or that the Fund has a right to receive upon conversion of a convertible security. It may not sell "naked" call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund's portfolio.

Credit Quality. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch") or, if unrated, determined by the Investment Manager to be of comparable quality). Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities. Lower grade securities often trade like equity securities rather than debt and are typically more volatile and less liquid than highly rated securities. Under normal market conditions, the Fund will maintain a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's Managed Assets invested in convertible securities.

Portfolio Contents

General. The Fund's portfolio will be composed principally of the following investments. Additional information regarding the Fund's investment policies and restrictions and the Fund's portfolio investments are contained in the Statement of Additional Information.

Convertible Securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

Mandatory convertible securities may combine features of both equity and debt securities. Normally they have a mandatory conversion feature and an adjustable conversion ratio. Some convertible preferred stock with a mandatory conversion feature has a set call price to buy the underlying common stock. If the underlying common stock price is less than the call price, the holder will pay more for the common stock than its market price. The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the potential for capital appreciation on the investment.

Structured and Synthetic Convertibles. The Fund may invest in "structured" convertible securities. Structured convertible securities are equity-linked hybrid securities that convert, typically on an automatic basis, to equity securities on a specified date. Structured convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Structured convertibles are typically created and offered by financial institutions in private placement transactions. The financial institution that issues the structured convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Three features common to structured convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of traditional convertible securities); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that of the underlying common stock. Thus, structured convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security of the issuer of the underlying common stock in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of structured convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity.

The Fund may also invest in "synthetic" convertible securities that are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved through non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved through warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic convertible securities may also be created using a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also, to a lesser extent, create synthetic convertible securities by purchasing separate component securities. Different companies may issue the income security and convertible components which may be purchased separately, and at different times. In certain circumstances, purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

The Fund's holdings of structured convertible securities and synthetic convertible securities, to the extent permitted by applicable policies of the Staff of the Securities and Exchange Commission, are considered convertible securities for purposes of the Fund's investment policies.

Foreign Securities. The Fund invests in foreign securities, including but not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supernational entities.

The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities and obligations of some foreign companies are less liquid and more volatile than securities and obligations of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the U.S. mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities and obligations before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities and obligations of some foreign issuers may be less liquid and more volatile than those of comparable U.S. companies.

Since the Fund may invest in securities and obligations denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Depositary Receipts. The Fund's investments in foreign issuers may include ADRs, GDRs, EDRs and other depositary receipts. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs and EDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Although depositary receipts are alternatives to directly purchasing the underlying foreign securities, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Eurodollar Obligations. Other foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit, time deposits and debt issues issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Brady Bonds. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk"). Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Non-Convertible Income-Producing Securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

Corporate Bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

Preferred Stocks. The Fund may invest in preferred stocks. The preferred stocks in which the Fund typically will invest will be convertible securities. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Lower-Grade Securities. The Fund may invest in securities rated below investment grade. Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupons. The higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and the other rating agencies are their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Investment Manager's credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans and Loan Participation. The Fund may invest in loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with either the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

Bank Obligations. The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

U.S. Government Securities. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN"), a form of debt note where the payment of principal is based on the performance of a specified reference obligation. Credit-linked notes are typically collateralized with a portfolio of high quality debt obligations. Credit-linked notes are issued from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate. Transactions in CLNs involve certain risks, including the risk that the seller may be unable to fulfill the terms of the instrument. In addition to the credit risk of the reference obligation and interest rate risk, the buyer of the CLN is subject to counterparty risk.

Income Trust Interests. Income trusts are generally structured to own debt and equity of an underlying entity that carries on an active business (typically natural resource or energy related), or a royalty in revenues generated by the assets thereof. The income trust structure was developed to facilitate distributions to investors on a tax-efficient basis. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

•  U.S. Royalty Trusts. Income trusts in the United States, typically referred to as "U.S. royalty trusts," passively manage net working interests and royalties in mature oil and gas producing properties in the United States. Unit holders generally receive most of the cash flows from these investments in the form of distributions. The U.S. royalty trusts do not acquire new properties, operate the existing properties within the Fund, hedge production, or issue new equity or debt.

•  Canadian Income Trusts. Income trusts in Canada, typically referred to as Canadian oil and gas trusts or "Canadian income trusts," engage in the acquisition, development and production of natural gas and crude oil. These trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Canadian income trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Canadian income trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Canadian income trusts regularly engage in oil and gas hedging strategies. Under Canadian tax laws, a Canadian income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of corporate stock. A MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Zero-Coupon Bonds and "Step-Up" Bonds. The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current U.S. federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Tax Matters."

Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security.

Payment-In-Kind Securities. The Fund may invest in payment-in-kind, or "PIK," securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

REITs and Other Mortgage-Related and Asset-Backed Securities. The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Equity Securities. Consistent with its objective, the Fund may invest in equity securities. The Fund may invest in equity securities of issuers of any market capitalization. Equity securities are securities of a corporation or other entity that, in the case of common stocks, entitle the holder to a pro rata interest in the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities or, in the case of preferred stocks, has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Although equity securities have historically generated higher average total returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Covered Call Options. The Fund intends to employ an option strategy of writing (selling) covered call options on up to 25% of the Fund's securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, the Investment Manager believes that substantially all of the options written by the Fund will be American style options.

The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund will follow a strategy known as "covered call option writing," which is a strategy designed to produce income and offset a portion of a market decline in the underlying security. This strategy will be the Fund's primary investment strategy. The Fund will only "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e., options representing more shares of the security than are held in the portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund. In addition, if the Fund writes an option on a security underlying a convertible security, the Fund will segregate liquid assets in an amount equal to any liability that may be created if the Fund were required to exercise its conversion right in order to acquire the underlying security to cover the option. This strategy will ensure that the option is covered and that the Fund is not deemed to have created a senior security in writing the option.

The standard contract size for a single option is 100 shares of the underlying security. There are four items needed to identify any option: (1) the underlying security; (2) the expiration month; (3) the strike price; and (4) the type (call or put).

A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund security holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the security from the Fund at the strike price if the security traded at a higher price than the strike price. In general, the Fund intends to continue to hold its securities rather than allowing them to be called away by the option holders.

Option contracts are originated and standardized by an independent entity called the OCC. Currently, options are available on over 4,700 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, NYSE, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund may also sell options in the over the counter market and on non-U.S. exchanges.

The Fund may also, to a limited extent, write covered put options. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Investment Manager equal to the exercise price, as described above. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.

Restricted and Illiquid Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. The Fund may invest in other securities, whether or not such securities are restricted, for which there is no readily available trading market or are otherwise illiquid. Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), provides a non-exclusive safe harbor exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities ("Rule 144A

Securities") to certain qualified institutional buyers. Certain Rule 144A Securities may be deemed to be liquid in accordance with procedures adopted by the Board of Trustees. The Fund may invest without limit in Rule 144A Securities. The Investment Manager does not anticipate that the Fund will invest more than 15% of its Managed Assets in illiquid securities (other than Rule 144A Securities). Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.

Swaps. The Fund may invest in swap contracts. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments.

The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Credit Default Swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, securities indices, loans or other instruments, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset(s). For example, as an alternative to a direct investment in a bank loan, the Fund could instead enter into a total return swap and receive the total return of the bank loan, in exchange for a floating rate payment to the swap counterparty.

Currency Swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

The use of credit default, total return, currency, interest rate and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

SAMIs. The Fund may invest in a derivative instrument known as SAMIs, which provides investors with exposure to a reference basket of bank loans. SAMIs were created and originally issued by Credit Suisse First Boston ("CSFB") (now Credit Suisse Group) to provide a convenient method for buying or selling protection on a basket of credit default swaps. SAMIs were designed to track the CSFB Leveraged Loan Index. SAMIs now trade on the secondary market. When holding SAMI positions, the Fund currently intends to segregate liquid assets and/or cash equal to the market value of the basket of credit default swaps underlying the SAMI. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference investments are bank loans. While investing in SAMIs will increase the universe of floating rate debt investments to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt investments. The liquidity of the market for SAMIs will be subject to liquidity in the bank loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Fund will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in prices of reference instruments, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on positions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See "Risks—Strategic Transactions Risk."

Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. In addition, these other investment companies may utilize financial leverage and will therefore be subject to additional risks.

Structured Investments. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

Warrants. The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

Dividend Capture Trading. The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold-only strategy. The Fund also may seek to maximize the level of dividend income that the Fund receives by identifying special dividend situations, such as those in which companies decide to return large cash balances to shareholders as one-time dividend payments (e.g., due to a restructuring or recent strong operating performance). Other special dividends may arise in a variety of situations.

The use of dividend capture trading will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The Fund's dividend capture trading may limit the Fund's ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to certain qualified dividends. As a result, there can be no assurance as to what portion, if any, of the Fund's distributions will be designated as qualified dividend income for federal income tax purposes. See "Tax Matters."

Strategic Transactions. In addition to the derivatives instruments and strategies described elsewhere in this prospectus, the Fund may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted as part of modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The use of Financial Leverage by the Fund, if any, may limit the Fund's ability to use Strategic Transactions. See "Risks—Financial Leverage Risk."

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

When Issued and Forward Commitment Securities. The Fund may purchase bonds on a "when issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Investment Manager to be consistent with a defensive posture, or may hold cash, including money market funds. During such periods, the Fund may not be able to achieve its investment objective. The yield on such securities may be lower than that of other investments, but the risk of loss of capital is reduced.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Investment Manager. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding borrowings. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

Dollar Roll Transactions. Borrowings may be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Investment Manager to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund's total assets.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

INTEREST RATE TRANSACTIONS

In connection with the Fund's anticipated use of leverage through its issuance of AMPS, through borrowing or the issuance of commercial paper or other forms of debt ("borrowings"), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively "Financial Leverage"), the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Fund a variable rate payment on a notional amount that is intended to approximate the Fund's variable rate payment obligation on AMPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to designate on its books and records cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance or the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its AMPS or interest payments on borrowing. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

The Fund may choose or be required to redeem some or all AMPS or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

In addition, the Fund may use interest rate transactions in connection with the management of its portfolio securities. See "The Fund's Investments—Other Investment Securities and Techniques—Strategic Transactions" above for additional information.

RISKS

Risks of Investing in the AMPS

Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate.

Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the auction periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

As a dealer, a Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. If a Broker-Dealer submits an order for its own account, it would likely have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that auction, and thus could determine the rate and size of its order so as to increase the likelihood that its order will be accepted in the auction and that the auction will clear at a particular rate. For this reason, and because a Broker-Dealer is appointed and paid by the Fund to serve as a dealer in the auction, a Broker-Dealer's interests in conducting an auction may differ from those of investors who participate in auctions. See "Description of AMPS" and "The Auction—Auction Procedures."

Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a flexible auction period (an auction period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or traded on the NASDAQ Stock Market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk. It is expected that while Moody's and Fitch will assign ratings of Aaa and AAA, respectively, to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could withdraw or downgrade their respective ratings of the AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch withdraws its rating or downgrades AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund also may voluntarily redeem AMPS under certain circumstances. See "Description of AMPS—Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

Securities and Exchange Commission Settlements. On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (the "Settlement Broker-Dealers"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

In addition, on January 9, 2007 the Securities and Exchange Commission announced that it had settled its investigation of three banks, including The Bank of New York (the "Settling Auction Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the AMPS.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the Investment Company Act and by requirements imposed by Moody's and Fitch or a substitute rating agency, might impair the Fund's ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable treatment as a regulated investment company for U.S. federal income tax purposes. While the Fund has the ability to redeem AMPS to enable the Fund to distribute its income to the extent required to maintain its favorable tax treatment as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

Risks of Investing in the Fund

Limited Operating History. The Fund is a recently organized, diversified closed-end management investment company with no operating history.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common stockholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities are subject to certain common risks, including:

•  if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund's portfolio generally will decline;

•  during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

•  during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Credit Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

Lower Grade Securities Risk. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality (rated below Baa3- by Moody's or below BBB- by S&P and Fitch or, if unrated, determined by the Investment Manager to be of comparable quality). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than if the Fund owned only higher grade securities.

Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of Ba by Moody's indicates that the issue is judged to have speculative elements and is subject to substantial credit risk. S&P assigns a rating of BB to issuers with significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A rating of C from Moody's represents the lowest rated class of bonds and such issues are typically in default, with little prospect for recovery of principal or interest. S&P assigns a rating of C to issuers with the highest degree of speculation. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. See the Statement of Additional Information for a description of Moody's and S&P's ratings.

The outstanding principal amount of lower grade securities has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of issuers of lower grade securities in those industries to meet their obligations. The market values of lower grade debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired. If the Fund holds a security the rating of which is downgraded to a rating of C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding.

The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Preferred Securities Risk. There are special risks associated with investing in preferred equity securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. The Fund will invest at least 50% of its Managed Assets in foreign securities. Investments in foreign securities may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in foreign securities that are tied economically to emerging markets. These risks may include:

•  less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•  many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Manager may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

•  adverse effect of currency exchange rates or controls on the value of the Fund's investments;

•  the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•  economic, political and social developments may adversely affect the securities markets; and

•  withholding and other non-U.S. taxes may decrease the Fund's return.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

Risk Associated with the Fund's Covered Call Option Writing Strategy. In addition to the risks associated with the Fund's use of derivative instruments, generally, certain risks may adversely affect the ability of the Fund to successfully implement its covered call option writing strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income, current gains and capital appreciation is partially dependent on the successful implementation of its option strategy.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

OTC Option Risk. The Fund may write (sell) OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk. The Fund may invest without limit in Rule 144A Securities, certain of which may be deemed to be liquid in accordance with procedures adopted by the Board of Trustees. The Fund may invest in other securities for which there is no readily available trading market or are otherwise illiquid. The Investment Manager does not anticipate that the Fund will invest more than 15% of its Managed Assets in illiquid securities (other than Rule 144A Securities). Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Investment Manager's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Income Trust Risk. Income trusts are subject to the risk generally applicable to companies in the energy and natural resources sectors, including such as commodity pricing risk, supply and demand risk and depletion risk and exploration risk. The return on the Fund's investments in income trusts will be dependent on the prices for natural gas, natural gas liquids, crude oil, refined petroleum products, coal or other natural resources. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Income trusts have naturally depleting assets. As a result, in order to maintain or grow their revenues, income trusts or their customers need to maintain or expand their reserves through new sources of supply, the development of existing sources or acquisitions, and the inability to do so may adversely affect the financial performance of the income trusts.

There are certain tax risks associated with the income trusts in which the Fund may invest. These tax risks include the possibility that Canadian and U.S. taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain income trusts, or U.S. taxing authorities could challenge the Fund's treatment of the income trusts in which the Fund invests as corporations or grantor trusts for tax purposes. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Fund's investments in income trust interests, as well as on the after-tax income available for distribution by the income trusts, which in turn would reduce the cash available to the Fund for distribution to common shareholders. Certain U.S. royalty trusts are treated as grantor trusts for U.S. federal income tax purposes and generally pass through tax items such as income, gain or loss to interest holders on a gross basis. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such grantor trusts to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. The extent to which the Fund may invest in securities issued by such trusts may be limited by the Fund's intention to qualify as a registered investment company under the Code. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules or interpretations thereof would not adversely affect the Fund's investments in income trusts or the value of the Company's common shares.

Master Limited Partnership Risk. An investment in MLP interests involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP interests have limited control and voting rights on matters affecting the partnership. Holders of MLP interests are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP interests to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP's partnership agreement, or to take other action under the partnership agreement of that MLP would constitute "control" of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. In addition, there are certain tax risks associated with an investment in MLP interests and conflicts of interest exist between common interest holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of MLP interests are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them.

Dividend Capture Trading Risk. The Fund's dividend capture trading depends upon the Investment Manager's ability to anticipate the dividend policies of the companies in which it chooses to invest and to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. Companies' dividend policies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit the ability of holders of common shares to benefit from dividend increases, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The dividend income received by the Fund may be offset by declines in the price of the securities on which such dividends are issued, which may result in losses to the Fund if the decline in price exceeds the amount of the dividend. The use of dividend capture trades will expose the Fund to increased trading costs. The Fund's dividend capture trading strategy may limit the Fund's ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of the Fund's common shares.

Management Risk. The Investment Manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager will prove beneficial to the Fund.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser and the Investment Manager. There are seven trustees of the Fund. Three of the Trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Adviser

Claymore Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Claymore Group, Inc., serves as the investment adviser to the Fund. The Adviser is located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of June 30, 2007, Claymore entities have provided supervision, management, servicing or distribution on approximately $16 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds. Pursuant to the investment advisory agreement between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. Pursuant to the investment advisory agreement between the Adviser and the Fund, as compensation for the services the Adviser provides to the Fund, the Fund pays the Adviser an annual fee, payable monthly in arrears, at annual rate equal to .40% of the average weekly value of the Fund's Managed Assets during such month (the "Advisory Fee").

A discussion regarding the basis for the approval of the investment advisory agreement by the Board of Trustees will be available in the Fund's initial annual report to shareholders, for the period ending October 31, 2007.

Investment Manager

Advent Capital Management, LLC ("Advent" or the "Investment Manager"), located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's investment manager. The Investment Manager operates as a limited liability company and had approximately $4.0 billion in assets under management as of June 30, 2007. The Investment Manager is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible securities and high yield securities for institutional and individual investors, and members of the investment team at Advent have experience managing convertible and high yield securities, other income securities and equity securities. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Pursuant to an investment management agreement among the Adviser, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to .60% of the average weekly value of the Fund's Managed Assets during such month (the "Management Fee") for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all trustees of the Fund who are its affiliates.

A discussion regarding the basis for the approval of the investment management agreement by the Board of Trustees will be available in the Fund's initial annual report to shareholders, for the period ending October 31, 2007.

In addition to the Advisory Fee and the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than those affiliated with the Adviser and the Investment Manager), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses (if any), rating agency fees (if any), listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Portfolio Management

The Fund is managed by members of the Investment Manager's investment team. The investment team consists of investment professionals with a variety of specializations. The members of the investment team are jointly responsible for the overall construction of the Fund's portfolio and will each focus more extensively on certain of the Fund's investments pursuant to their respective experience and specialization. As Chief Investment Officer of the Investment Manager, Tracy Maitland is responsible for the oversight of the investment team. The members of the investment team primarily responsible for the day-to-day management of the Fund's portfolio are:

•  Tracy V. Maitland. Mr. Maitland serves as Chief Investment Officer of Advent Capital Management, LLC (1995-present). Prior to founding Advent, Mr. Maitland was a Director in the Convertible Securities Department in the Capital Markets Division at Merrill Lynch. While at Merrill Lynch for 13 years,

Mr. Maitland advised institutions on investing in specific convertible issues in their respective convertible, fixed income and equity portfolios. He is a graduate of Columbia University.

•  F. Barry Nelson, CFA. Mr. Nelson is a Senior Vice President of Advent Capital Management, LLC (1996–present) and serves as Co-Portfolio Manager on the Advent Balanced Convertible Strategy, Advent Convertible Income Strategy and on the closed-end funds. Prior to joining Advent, Mr. Nelson was Lead Manager of Value Line Convertible Fund and the Value Line Multinational Fund, and was Research Director of Value Line Convertibles Survey. He is a graduate of New York University and St. John's University Business School.

•  Hart Woodson. Mr. Woodson is a Managing Director of Advent Capital Management (2006-present) and serves a co-portfolio manager on the Advent Global Convertible Strategy. In 2002 he wrote the book Global Convertible Investing. Prior to joining Advent, Mr. Woodson was a Senior Vice President at GAMCO Investors, Inc. and its predecessor Gabelli Asset Management (1993-2006) where he managed the Gabelli Global Convertible Securities Fund since its inception in 1994. Prior to joining Gabelli Asset Management, Mr. Woodson was a Vice President of ABN AMRO Bank in The Netherlands in New Issues and Syndication. Earlier, he worked for AMRO Bank in New York in the Capital Markets Group. He was also a Credit Analyst at Meridien International Bank. He received his undergraduate degree from Trinity College and received his master's degree from Columbia University.

•  David Hulme, ASIP. Mr. Hulme is a Managing Director of Advent Capital Management (2002-present). His primary responsibility is fundamental securities research and he serves as an Associate Portfolio Manager on the Balanced Convertible Strategy. Prior to joining Advent, Mr. Hulme was an Investment Director and Portfolio Manager at Van Eck Global Asset Management (1998-2002), where he co-managed global emerging market equity funds. He previously worked as an Investment Analyst at Peregrine Asset Management and was a Deputy Manager of the Financial Markets Group at PriceWaterhouse. He is a graduate of Cambridge University. Mr. Hulme is an Associate of the UK Society of Investment Professionals. He is also a member of the Association of Chartered Accountants, which is the U.K. equivalent of a Certified Public Accountant.

•  Paul L. Latronica. Mr. Latronica is a Managing Director of Advent Capital Management (1997-present) whose responsibilities include investment analysis. Prior to joining Advent, Mr. Latronica worked two terms at Alliance Capital Management where he was an Account Manager for the International Closed End Division and also a Portfolio Accountant in the Municipal Bond Division. Between those positions at Alliance, he worked as an Administrator in Fixed Income Portfolios at Oppenheimer Capital Management. He is a graduate of Franklin & Marshall College and Fordham University Business School.

•  Drew S. Hanson. Mr. Hanson is a Managing Director of Advent Capital Management (2004-present) and serves as the Research Director and Associate Portfolio Manager for the Advent Credit Opportunity Strategy. Prior to joining Advent, Mr. Hanson was Director of Research at Chatham Asset Management (2003-2004), where he focused on the high yield and leveraged loan markets for Chatham's credit hedge fund. Prior to that, Mr. Hanson was Executive Director, High Yield Research at Morgan Stanley (2001-2002) and a Director, High Yield Research at Credit Suisse First Boston and its predecessor DLJ (1997-2001). Mr. Hanson has also worked at Toronto Dominion Bank as part of the bank loan syndication group. He graduated with an MBA from the Kellogg Graduate School of Business and a BA from the University of Washington.

The Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

DESCRIPTION OF AMPS

The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the AMPS in the Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information.

General

The Fund's Agreement and Declaration of Trust, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 3,400 AMPS, Series T7, and 3,400 AMPS, Series W7. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each AMPS carries one vote on matters that AMPS can be voted. AMPS, when issued, will be fully paid and non-assessable (except as provided for in Section 3.8 of the Fund's Agreement and Declaration of Trust) and have no preemptive, conversion or cumulative voting rights.

Dividends and Auction Periods

The following is a general description of dividends and auction periods.

Dividend Periods. The number of days in the initial period for each series of AMPS is as set forth below:

Number of Days in Initial Period
Series T7
Series W7

Any subsequent auction periods of shares of a series of AMPS will generally be seven days. The Fund, subject to certain conditions, may change the length of subsequent auction periods by designating them as flexible auction periods. See "—Designation of Flexible Auction Periods" below.

Dividend Payment Dates. Dividends on each series of AMPS will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series of AMPS as follows:

	Initial Dividend Payment Date	Subsequent Dividend Payment Day
Series T7
Series W7

If dividends are payable on a day that is not a business day, then dividends will be payable on the next Business Day. In addition, the Fund may specify different dividend payment dates for any flexible auction period of more than seven days and less than 92 days. If the flexible auction period has more than 91 days, the dividend payment date will be monthly on the first business day of each calendar month and on the first business day after the end of the flexible auction period.

If a dividend payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

•  The dividend payment date for the affected dividend period will be the first business day thereafter on which the New York Stock Exchange is open for business or, if the New York Stock Exchange is closed for more than three consecutive business days for such reason, the first business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using reasonable best efforts;

•  The affected dividend period will end on the day it otherwise would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•  The next dividend period will begin and end on the dates on which it otherwise would have begun and ended had such event not occurred and the dividend payment date had remained the scheduled date.

Dividends will be paid through the Securities Depository on each dividend payment date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each dividend payment date to agent members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of a series of AMPS by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) or partial dividend period that the AMPS are outstanding and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on shares of each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the Maximum Rate described below.

Determination of Maximum Rate. The Maximum Rate for any auction period for a series of AMPS will generally be determined by reference to a specified percentage of the Index or a specified spread over the Index. The Maximum Rate for an auction period is based on the rating of the AMPS in effect at the close of business on the business day preceding the auction date. The "Index" is the applicable LIBOR Rate (for an auction period or of 35 days or less), or the rate on United States Treasury Securities having a maturity which most closely approximates the length of the auction period (for a flexible auction period of more than 35 days). In the case of a flexible auction period, the Index will be specified by the Fund in the notice of the flexible auction period for such period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and Fitch. If Moody's and Fitch or both do not make such rating available, the Maximum Rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in "—Rating Agency Guidelines and Asset Coverage"). The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for the AMPS. If neither Moody's nor Fitch shall make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of AMPS is determined on the day that a notice of a flexible auction period is delivered if the notice specifies a Maximum Rate for a flexible auction period.

Credit Rating for AMPS
Moody's	Fitch	Applicable Percentage	Applicable Spread
Aaa	AAA	125%	125	bps
Aa3 to Aa1	AA- to AA+	150%	150	bps
A3 to A1	A- to A+	200%	200	bps
Baa3 to Baa1	BBB- to BBB+	250%	250	bps
Ba1 and Below	BB+ and Below	300%	300	bps

The "LIBOR Rate," as described in greater detail in the Statement, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable auction period for a series of the AMPS.

The "Treasury Index Rate," as described in greater detail in the Statement, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable auction period for a series of the AMPS.

Assuming the Fund maintains an Aaa or AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

Index	Maximum Rate Using the Applicable Percentage	Maximum Rate Using the Applicable Spread	Method Used to Determine the Maximum Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.5%	7.25%	Percentage

Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit may result in the cancellation of any auction, and the dividend rate will be the Maximum Rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the Index. The Fund does not intend to establish any reserves for the payment of dividends.

Restrictions on Dividends and Other Distributions. Under the Investment Company Act, the Fund may not (i) declare any dividend with respect to the AMPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the AMPS or purchase or redeem any AMPS if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions on or effecting purchases or redemptions of any class of its capital stock). "Senior securities representing indebtedness"

generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of any AMPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of any AMPS may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Fund has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption.

While the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:

•  immediately after such transaction, the Discounted Value of the Fund's portfolio would be equal to or greater than certain threshold amounts referred to as the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "—Rating Agency Guidelines and Asset Coverage" below);

•  full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•  the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

Designation of Flexible Auction Periods. The Fund may, at its sole option, declare a flexible auction period for shares of a particular series of AMPS. Upon declaring a flexible auction period, the Fund will give notice to the auction agent and each Broker Dealer. The notice will request that the next succeeding auction period for the series of AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than five years long. The flexible auction period declared by the Fund will not take effect unless sufficient clearing bids exist at the auction on the auction date for such new flexible auction period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund must also have received confirmation from Moody's, Fitch or any substitute rating agency that the proposed flexible auction period will not adversely affect such rating agency's then-current rating on the AMPS, and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, must not have objected to declaration of a flexible auction period. A notice of flexible auction period also will specify whether the AMPS will be subject to optional redemption during such flexible auction period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Redemption

Mandatory Redemption. The Fund is required to (a) maintain a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount, (b) maintain the Investment Company Act Preferred Shares Asset Coverage and (c) make timely filings with the auction agent and the paying agent relating to its compliance with the Preferred Stock Basic Maintenance Amount. Eligible portfolio securities for purposes of the Preferred Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of such rating agency that rates the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Fund. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption. The Fund, at its option, may redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of AMPS may be redeemed if the redemption would cause the Fund to violate the Investment Company Act or applicable law. The Fund has the authority to redeem AMPS for any reason.

The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of AMPS by reason of the redemption of the series of AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, a series of AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on all outstanding series of AMPS, and any other outstanding preferred stock of the Fund, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of AMPS made on the same terms to holders of all outstanding preferred stock of the Fund.

Liquidation

If the Fund is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Fund.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

•  the sale of all or substantially all the property or business of the Fund;

•  the merger or consolidation of the Fund into or with any other business trust or corporation; or

•  the merger or consolidation of any other business trust or corporation into or with the Fund.

Rating Agency Guidelines and Asset Coverage

The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding (plus accrued and projected dividends) and (b) certain accrued and projected payment obligations of the Fund.

The Fund is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS ("Investment Company Act Preferred Shares Asset Coverage"). The Fund's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of July 15, 2007, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $2,100,000 would have been computed as follows:

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS or the Investment Company Act, as the case may be, the Fund will be required to redeem AMPS as described under "Redemption—Mandatory Redemption" above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's and Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change, suspend or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

The Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Index is multiplied, or the percentage spread added to the Index, to determine the Maximum Rate without the vote or consent of the holders of AMPS or any other stockholder of the Fund, but only with confirmation from each rating agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount.

As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund, the Adviser and the Investment Manager and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS.

Voting Rights

Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years. of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the Board of Trustees will be automatically increased by the smallest numbers that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the Board of Trustees. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

As long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

(a)  authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of any series of AMPS or any other class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of shares of preferred shares on parity with the AMPS, the Fund obtains written confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the AMPS and the Outstanding AMPS and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS and the Outstanding AMPS is not required;

(b)  amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

(c)  authorize the Fund's conversion from a closed-end to an open-end investment company; or

(d)  approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted under the Investment Company Act, the Fund will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Fund's Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of common shares expressly set forthin the Fund's charter.

The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each auction period after the initial period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the "Auction Procedures" attached hereto as Appendix A.

Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon 60 days notice to the Fund. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.

Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any auction before an auction period of 364 days or less, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any auction before an auction period of 365 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of any agreement.

Role of Broker-Dealers. Broker-Dealers are appointed by the Fund to serve as dealers in the auctions for the AMPS and are paid by the Fund for their services. Broker-Dealers receive broker-dealer fees from such issuers at an agreed-upon annual rate that is applied to the principal amount of securities sold or successfully placed through the Broker-Dealers in auctions. The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact existing holders and potential holders and solicit bids for the AMPS. The Broker-Dealers will receive fees from the Fund with respect to the AMPS sold or successfully placed through them in auctions for the AMPS. The Broker-Dealers may share a portion of such fees with other dealers that submit orders through them that are filled in the auction.

Bidding by Broker-Dealers. Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account, either as a bidder or a seller and Broker-Dealers routinely do so in the auction rate securities market. If a Broker-Dealer submits an order for its own account, it would likely have an advantage over other bidders because such Broker-Dealer would have knowledge of other orders placed through such Broker-Dealer in that auction and thus, could determine the rate and size of its order so as to increase the likelihood that (i) its order will be accepted in the auction and (ii) the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund to serve as a Broker-Dealer in the auction, a Broker-Dealer's interests in serving as a Broker-Dealer in an auction may differ from those of existing holders and potential holders who participate in auctions. See "—Role of Broker-Dealers" above. A Broker-Dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

Where a Broker-Dealer is the only Broker-Dealer appointed by the Fund to serve as Broker-Dealer in the auction, it would be the only Broker-Dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the Broker-Dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

Each Broker-Dealer may place bids in auctions, including auctions for securities other than the AMPS, for its own account to acquire securities for its inventory to prevent an "auction failure" (which occurs if there is lack of sufficient clearing bids and results in the dividend rate being set at the maximum dividend rate), or to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the AMPS. Each Broker-Dealer may place one or more bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid inside or outside the range of rates that it posts in its "price talk." See "—Price Talk" below.

Each Broker-Dealer routinely encourages bidding by others in auctions for which it serves as Broker-Dealer, including auctions for securities other than the AMPS. Each Broker-Dealer also may encourage bidding by others in auctions, including to prevent an auction failure or an auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the AMPS. A Broker-Dealer may encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the dividend rate, including preventing the dividend rate from being set at the maximum dividend rate or otherwise causing bidders to receive a lower dividend rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid, and (ii) the allocation of the AMPS being auctioned, including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such bids or not encourage other bidders to do so in any particular auction to prevent an auction failure or an auction from clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the AMPS. Investors should not assume that any Broker-Dealer will place bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause lower dividend rates to occur.

The statements herein regarding bidding by a broker-dealer apply only to a broker-dealer's auction desk and any other business units of the broker-dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the dividend rate for the next succeeding distribution period will be the all-hold rate (such a situation is called an "all-hold auction"). If a Broker-Dealer holds any AMPS for its own account on an auction date, such Broker-Dealer may submit a sell order into the auction with respect to such AMPS, which would prevent such auction from being an all-hold auction. Such Broker-Dealer may, but is not obligated to, submit bids for its own accounts in that same auction, as set forth above.

"Price Talk." Before the start of an auction, each Broker-Dealer in its discretion, may make available to its customers who are existing holders and potential holders of AMPS such Broker-Dealer's good faith judgment of the range of likely clearing dividend rates for the auction based on market and other information. This is known as "price talk." Price talk is not a guarantee that the dividend rate established through the auction will be within the price talk, and existing holders and potential holders are free to use it or ignore it. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in dividend rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential holders should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate price talk and any changes to price talk.

"All-or-Nothing" Bids. Broker-Dealers do not accept "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of AMPS where there are not sufficient sell orders to fill all bids at the clearing dividend rate.

No Assurances Regarding Auction Outcomes. Broker-Dealers provide no assurances as to the outcome of any auction. Broker-Dealers also do not provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a dividend rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any AMPS purchased or retained in the auction may be lower than the market rate for similar investments.

A Broker-Dealer will not agree before an auction to buy AMPS from or sell AMPS to a customer after the auction.

Deadlines. Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the auction agent. This deadline is called the "auction submission deadline." To provide sufficient time to process and submit customer bids to the auction agent before the auction submission deadline, each Broker-Dealer imposes an earlier deadline—called the "internal submission deadline"—by which bidders must submit bids to such Broker-Dealer. The internal submission deadline is subject to change by such Broker-Dealer. Potential holders should consult with a Broker-Dealer as to its internal submission deadline. A Broker-Dealer may allow correction of clerical errors after the internal submission deadline and the auction submission deadline but prior to the auction's error correction deadline. A Broker-Dealer may submit bids for its own account at any time until the auction submission deadline. After the auction submission deadline has passed, any bid that has been submitted by a Broker-Dealer to the auction agent, either on behalf of a beneficial owner or potential beneficial owner or for the Broker-Dealer's own account, shall become irrevocable, except that the auction agent may allow for the correction of clerical errors after the auction submission deadline but prior to the announcement of the auction results.

Existing Holder's Ability to Resell Auction Market Preferred Securities May Be Limited. Existing holders will be able to sell all of the AMPS that are the subject of submitted sell orders only if there are bidders willing to purchase all of those AMPS in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the AMPS subject to such submitted sell orders. As discussed above (see "—Bidding by Broker-Dealers"), a Broker-Dealer may submit a bid in an auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough bidders to prevent an auction failure in the absence of a Broker-Dealer bidding in the auction for its own account or encouraging others to bid. Therefore, auction failures are possible, especially if the credit quality of the AMPS were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid. Between auctions, there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide existing holders the ability to resell AMPS in the secondary market on the terms or at the times desired by an existing holder. Each Broker-Dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS. However, a Broker-Dealer is not obligated to make a market in the AMPS and may discontinue trading in the AMPS without notice for any reason at any time. Existing holders who resell between auctions may receive less than par value, depending on market conditions.

The ability to resell the AMPS (whether during or between auctions) will depend on various factors affecting the market for the AMPS, including news relating to the Fund, the Adviser or the Investment Manager, the attractiveness of alternative investments, investor demand for short-term securities, the perceived risk of owning the AMPS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the

AMPS (including U.S. generally accepted accounting principles as they apply to the accounting treatment of AMPS), reactions of market participants to regulatory actions (such as those described in "—Securities and Exchange Commission Settlement" below) or press reports, financial reporting cycles and market conditions generally. Demand for the AMPS may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or of any Broker-Dealer Could Affect the Ability to Hold Auctions. The Auction Agency Agreement provides that the auction agent may resign from its duties as auction agent by giving at least 60 days' notice to the Fund and does not require as a condition to the effectiveness of such resignation, that a replacement auction agent be in place, although so long as any AMPS remain outstanding, the Fund is required to use its best efforts to enter into an agreement with a successor auction agent on substantially the same terms and conditions. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed auction agent or Broker-Dealer, it will not be possible to hold auctions, with the result that the dividend rate on the AMPS will be the Maximum Rate.

Securities and Exchange Commission Settlements. On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (the "Settlement Broker-Dealers"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

In addition, on January 9, 2007 the Securities and Exchange Commission announced that it had settled its investigation of three banks, including The Bank of New York (the "Settling Auction Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the AMPS.

Auction Procedures

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer.

1. Hold Order—indicating its desire to hold shares of such series without regard to the applicable rate for the next auction period.

2. Bid—indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next auction period is less than the rate or spread specified in the bid.

3. Sell Order—indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next auction period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction where there is a conversion from a shorter auction period to a longer auction period, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of shares of a series of AMPS but that wishes to purchase AMPS of such series or that is a beneficial owner of AMPS of such series that wishes to purchase additional AMPS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next auction period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They may designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They may designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the Maximum Rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the Maximum Rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding auction period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

If there are not sufficient clearing bids for shares of such series, the applicable rate for the next auction period will be the Maximum Rate for shares of such series on the auction date. However, if the Fund has declared a flexible auction period and there are not sufficient clearing bids, the election of a flexible auction period will not be effective and the next auction period will be a seven-day auction period and the applicable rate for the next auction period will be Maximum Rate. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the auction period following the auction will automatically be a seven-day auction period and the applicable rate for that period will be 90% of the Index on the date of the applicable auction.

The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series T7 will normally be held every Tuesday, and each subsequent auction period will normally begin on the following Wednesday. The auctions for Series W7 will normally be held every Wednesday, and each subsequent auction period will normally begin on the following Thursday.

If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the applicable rate for the next auction period will be the applicable rate determined on the previous auction date.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Holder	Goal	Action
Current holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate to sell all 500 shares

Current holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate

Current holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate to sell all 200 shares

Potential holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfers of AMPS. The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a flexible auction period in which the bid requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such auction period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the bid requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

•  pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•  to a Broker-Dealer; or

•  to such other persons as may be permitted by the Fund;

provided, however, that:

•  a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

•  in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the auction agent of such transfer.

DESCRIPTION OF COMMON SHARES

In addition to the AMPS, the Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and nonassessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Fund's common shares are traded on the New York Stock Exchange under the symbol "AGC."

DESCRIPTION OF BORROWINGS

The Fund's Agreement and Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including AMPS, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations. Under the requirements of the Investment Company Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the Investment Company Act), must have an asset coverage of at least 300% with respect to such securities. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the Investment Company Act.

Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the AMPS shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to AMPS shareholders in certain circumstances.

Voting Rights. The Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including AMPS.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities"

(as defined in the Investment Company Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•  the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•  the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•  the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares, if the Fund utilizes such a structure. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the Investment Company Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Fund is a recently-organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as Financial Leverage and investments in illiquid securities.

Shares of closed-end investment companies often trade at a discount to their net asset values. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. This discussion assumes that the shareholders hold their Fund shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify the Fund must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute annually all or substantially all of such income.

The Fund intends to treat the AMPS as equity, rather than debt, of the Fund for U.S. federal income tax purposes. It is possible, however, that the IRS might assert that the AMPS constitute debt of the Fund. If that position were upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Fund. The following discussion assumes the AMPS will be treated as equity.

Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years beginning before January 1, 2011, as qualified dividend income eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund's ordinary income dividends will qualify for the dividends received deduction or constitute qualified dividend income. Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time the shareholder has owned AMPS of the Fund. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning before January 1, 2011.

If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the shares will be taxable to the shareholder as capital gain (assuming the AMPS are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of AMPS will generally result in gain or loss to shareholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are held by the shareholder as a capital asset. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. If the Fund pays a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend or distribution was declared.

Certain dividends designated by the Fund as "interest related dividends" that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. federal withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short-term original issue discount that is currently exempt from the withholding tax) earned by the Fund that would not be subject to U.S. federal income tax if earned by a foreign person directly. Further, certain dividends designated by the Fund as "short-term capital gain dividends" that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. federal withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Fund's short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2007. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund can be found in the statement of additional information, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated , 2007, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

Number of AMPS
Underwriter	Series T7	Series W7
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Total

The purchase agreement provides that the obligations of the underwriters to purchase the AMPS included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of ratings on the AMPS of Aaa from Moody's and AAA from Fitch, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any shares. In the purchase agreement, the Fund, the Adviser and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the public offering on or before     , 2007.

The Fund anticipates that from time to time certain of the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10020. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

The settlement date for the purchase of the AMPS will be    , 2007, as agreed upon by the underwriters, the Fund, the Adviser and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Custodian, Administrator, Transfer Agent, fund accountant and dividend-paying agent of the Fund is The Bank of New York. As Custodian, The Bank of New York performs custodial, fund accounting and portfolio accounting services, and as Administrator, The Bank of New York calculates the net asset value of the common shares and generally assists in all aspects of the administration and operation of the Fund. The Bank of New York's offices are located at 101 Barclay Street, New York, New York 10286.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP. Skadden, Arps, Slate, Meagher & Flom LLP serves as counsel to the Investment Manager and other funds advised by the Adviser and/or the Investment Manager and periodically represents certain of the underwriters and the Adviser in connection with various matters.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Adviser, Investment Manager and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

AUCTION PROCEDURES

APPENDIX A
TO
PROSPECTUS

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Both the Definitions in Article I and the Auction Procedures in Article II are subject to modification or amendment pursuant to Schedule I. In the event of any conflict between Articles I or Article II and Schedule I, Schedule I shall prevail.

ARTICLE I

Definitions

The following words and terms as used in this Appendix A (hereinafter "this Appendix") have the following meanings with respect to AMPS unless the context or use indicates another or different meaning or intent or the definition has been changed, modified or expanded in Schedule I:

"Agent Member" means a member of, or participant in, the Securities Depository who shall act on behalf of a Bidder.

"All Hold Rate" has the meaning set forth in Schedule I.

"AMPS" has the meaning set forth in Schedule I.

"Auction" means each periodic implementation of the Auction Procedures.

"Auction Agent" means the Person appointed as Auction Agent in accordance with the Auction Agreement. The Auction Agent shall initially be the party named in Schedule I.

"Auction Agreement" means an agreement between the Auction Agent and the Issuer pursuant to which the Auction Agent agrees to follow the procedures specified in this Exhibit with respect to the AMPS while such AMPS pay dividends at the Auction Period Rate, as such agreement may from time to time be amended or supplemented.

"Auction Date" means with respect to any Series of AMPS:

(b)  Seven-Day Auction Period. If the AMPS are in a Seven-Day Auction Period, the Business Day preceding such Seven-Day Auction Period.

(c)  Flexible Auction Period. If the AMPS are in a Flexible Auction Period, the last Business Day of the Flexible Auction Period.

(d)  Other Auction Periods. If the AMPS are in any other Auction Period, the Business Day next preceding each Dividend Payment Date for such AMPS (whether or not an Auction shall be conducted on such date).

provided, however, that the last Business Day of a Flexible Auction Period shall be the Auction Date for the Auction Period which begins on the next succeeding Business Day, if any.

The first Auction Date for each Series of AMPS is set forth in Schedule I.

"Auction Desk" means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the AMPS, and units of the Broker-Dealer which are not separated from such business unit by information controls appropriate to control, limit and monitor the inappropriate dissemination and use of information about Bids.

"Auction Period" means with respect to each Series of AMPS:

(a)  Flexible Auction Period. A Flexible Auction Period; and

(c)  Seven-Day Auction Period. With respect to a Series of AMPS in a seven-day Auction Period, if Auctions generally are conducted on the day of the week specified in column A of the table below, a period of generally seven days beginning on the day of the week specified in column B of the table below (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on the day of the week specified in column C

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of the table below) and ending on the day of the week specified in column C of the table below in the next succeeding week (unless such day is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day):

(A)	(B)	(C)
When Auctions Occur on this day	Auction Period Generally Begins this day	Auction Period Generally Ends this day
Friday	Monday	Sunday
Monday	Tuesday	Monday
Tuesday	Wednesday	Tuesday
Wednesday	Thursday	Wednesday
Thursday	Friday	Thursday

Notwithstanding the foregoing, if an Auction is for an Auction Period of more than seven days and the Auction Rate on such Auction Date is the Maximum Rate as the result of a lack of Sufficient Clearing Bids, the Auction Period shall automatically convert to a seven-day Auction Period. On the following Auction Date, the Auction shall be conducted for an Auction Period of the same length as the Auction Period prior to such automatic conversion. If such Auction is successful, the Auction Period shall revert to the length prior to the automatic conversion, and, if such Auction is not successful, the Auction Period shall be another seven-day period.

"Auction Period Rate" means the Auction Rate or any other dividend rate to be borne by the AMPS during each Auction Period determined in accordance with Section 2.04 of this Appendix; provided, however, in no event may the Auction Period Rate exceed the Maximum Rate.

"Auction Procedures" means the procedures for conducting Auctions for AMPS as set forth in this Appendix.

"Auction Rate" means for each Series of AMPS for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the AMPS are the subject of Submitted Hold Orders, the All Hold Rate for such Series of AMPS and (ii) if Sufficient Clearing Bids do not exist, the Maximum Rate for such Series of AMPS.

"Authorized Denominations" means one AMPS , or such other amount specified in Schedule I.

"Authorizing Document" has the meaning set forth in Schedule I.

"Available AMPS" means, for each Series of AMPS on each Auction Date, the number of AMPS that are not the subject of Submitted Hold Orders.

"Bid" has the meaning specified in subsection (a) of Section 2.01 of this Appendix.

"Bidder" means each Existing Owner and Potential Owner who places an Order.

"Broker-Dealer" means any entity that is permitted by law to perform the function required of a Broker-Dealer described in this Appendix, that is a member of, or a direct participant in, the Securities Depository, that has been selected by the Issuer and that is a party to a Broker-Dealer Agreement with the Auction Agent and the Issuer. The "Broker-Dealer of record" with respect to any AMPS is the Broker-Dealer which placed the Order for such AMPS or whom the Existing Owner of such AMPS has designated as its Broker-Dealer with respect to such AMPS, in each case as reflected in the records of the Auction Agent.

"Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures described in this Appendix, as such agreement may from to time be amended or supplemented.

"Broker-Dealer Deadline" means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline

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pursuant to the provisions herein. Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

"Business Day" in addition to any other definition of "Business Day" included in the Authorizing Document, while AMPS pay dividends at the Auction Period Rate, the term Business Day shall not include Saturdays, Sundays, days on which the New York Stock Exchange or its successor is not open for business, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the AMPS.

"Clerical Error" means a clerical error in the processing of an Order, and includes, but is not limited to, the following: (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or an illegible transmission, (ii) failure to transmit an Order received from one or more Existing Owners or Potential Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error. Determining whether an error is a "Clerical Error" is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

"Dividend Payment Date" with respect to AMPS of a Series paying dividends at Auction Period Rates, means, notwithstanding anything else in the Authorizing Document to the contrary, the first Dividend Payment Date for such Series of AMPS as set forth in Schedule I and thereafter (unless changed by Schedule I) (a) when used with respect to any Seven-Day Auction Period, the Business Day immediately following such Auction Period, or (b) when used with respect to a Flexible Auction Period of (i) seven or more but fewer than 183 days, the Business Day immediately following such Flexible Auction Period, or (ii) 183 or more days, each semiannual date on which dividends on the AMPS would be payable and on the Business Day immediately following such Flexible Auction Period.

"Electronic Means" means, facsimile transmission, email transmission or other similar electronic means of communication providing evidence of transmission, including a telephone communication confirmed by any other method set forth in this definition.

"Error Correction Deadline" means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time, unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

"Existing Owner" means a Person who is the beneficial owner of AMPS; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as an Existing Owner.

"Flexible Auction Period" means with respect to a Series of AMPS,

(a)  any period of 182 days or less which is divisible by seven and which begins on a Dividend Payment Date and ends (i) in the case of a Series of AMPS with Auctions generally conducted on Fridays, on a Sunday unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (ii) in the case of a Series of AMPS with Auctions generally conducted on Mondays, on a Monday unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iii) in the case of a Series of AMPS with Auctions generally conducted on Tuesdays, on a Tuesday unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iv) in the case of a Series of AMPS with Auctions generally conducted on Wednesdays, on a Wednesday unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, and (v) in the case of a Series of AMPS with Auctions generally conducted

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on Thursdays, on a Thursday unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day ("Short-Term Dividend Period") or

(b)  any period which is longer than 182 days which begins on a Dividend Payment Date and ends not later than five years after such Dividend Payment Date ("Long-Term Dividend Period").

"Hold Order" means an Order to hold the AMPS as provided in Section 2.01(a) of this Appendix or such an Order deemed to have been submitted as provided in Sections 2.01(c), 2.03(g) or 2.05(b)(iv) of this Appendix.

"Index" has the meaning set forth in Schedule I.

"Initial Period Dividend" has the meaning set forth in Schedule I.

"Issuer" has the meaning set forth in Schedule I.

"Maximum Rate" has the meaning set forth in Schedule I.

"Order" means a Hold Order, Bid or Sell Order.

"Potential Owner" means any Person, including any Existing Owner, who may be interested in acquiring a beneficial interest in the AMPS in addition to the AMPS currently owned by such Person, if any; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Owner.

"Record Date" means, notwithstanding anything else in the Authorizing Document, while the AMPS pay dividends at the Auction Period Rate, the Business Day immediately preceding a Dividend Payment Date.

"Schedule I" means Schedule I to this Appendix.

"Securities Depository" means, notwithstanding anything else in the Authorizing Document to the contrary, The Depository Trust Company and its successors and assigns or any other securities depository selected by the Issuer.

"Sell Order" has the meaning specified in subsection (a) of Section 2.01 of this Appendix.

"Submission Deadline" means, unless changed by Schedule I, 1:00 p.m., New York City time, on each Auction Date, or such other time on such date as shall be specified from time to time by the Auction Agent if directed in writing by the Issuer pursuant to the Auction Agreement as the time by which Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association's Early Market Close Recommendations for shortened trading days for the bond markets (the "SIFMA Recommendation") unless the Auction Agent is instructed otherwise in writing by the Issuer. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 a.m., instead of 1:00 p.m., New York City time.

"Submitted Bid" has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

"Submitted Hold Order" has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

"Submitted Order" has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

"Submitted Sell Order" has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

"Sufficient Clearing Bids" means for each Series of AMPS, an Auction for which the number of AMPS that are the subject of Submitted Bids by Potential Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of AMPS that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Owners specifying rates higher than the Maximum Rate.

"Winning Bid Rate" means for each Series of AMPS, the lowest rate specified in any Submitted Bid of such Series which if calculated by the Auction Agent as the Auction Rate would cause the number of AMPS that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Available AMPS of such Series.

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ARTICLE II

Auction Procedures

Section 2.01.  Orders by Existing Owners and Potential Owners. (a) Prior to the Broker-Dealer Deadline for each Series of AMPS on each Auction Date:

(i)  each Existing Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

  (A) the number of AMPS, if any, held by such Existing Owner which such Existing Owner commits to continue to hold for the next succeeding Auction Period without regard to the Auction Rate for such Auction Period,

  (B) the number of AMPS, if any, held by such Existing Owner which such Existing Owner commits to continue to hold for the next succeeding Auction Period if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum specified in such Order (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section), and/or

  (C) the number of AMPS, if any, held by such Existing Owner which such Existing Owner offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Auction Rate for the next succeeding Auction Period; and

(ii)  each Potential Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an Order as to the number of AMPS, which each such Potential Owner offers to purchase if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum then specified by such Potential Owner.

For the purposes of the Auction Procedures an Order containing the information referred to in clause (i)(A) above is referred to as a "Hold Order," an Order containing the information referred to in clause (i)(B) or (ii) above is referred to as a "Bid," and an Order containing the information referred to in clause (i)(C) above is referred to as a "Sell Order."

No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from an Existing Owner or a Potential Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, including but not limited to submissions which are not in Authorized Denominations, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the amount of Outstanding AMPS. No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific dividend rate.

(b)  (i) A Bid by an Existing Owner shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

  (A) the number of AMPS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

  (B) such number or a lesser number of AMPS to be determined as described in subsection (a)(v) of Section 2.05 hereof if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate; or

  (C) a lesser number of AMPS to be determined as described in subsection (b)(iv) of Section 2.05 hereof if such specified rate shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

(ii)  A Sell Order by an Existing Owner shall constitute an offer to sell:

  (A) the number of AMPS specified in such Sell Order; or

  (B) such number or a lesser number of AMPS as described in subsection (b)(iv) of Section 2.05 hereof if Sufficient Clearing Bids do not exist.

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(iii)  A Bid by a Potential Owner shall constitute an offer to purchase:

  (A) the number of AMPS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or

  (B) such number or a lesser number of AMPS as described in subsection (a)(vi) of Section 2.05 hereof if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate.

(c)  Anything herein to the contrary notwithstanding:

(i)  If an Order or Orders covering all of the AMPS of a particular Series held by an Existing Owner is not submitted to the Broker-Dealer of record for such Existing Owner prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the number of AMPS held by such Existing Owner and not subject to Orders submitted to such Broker-Dealer; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the aggregate number of AMPS of a particular Series to be converted held by such Existing Owner, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of such Existing Owner covering the number of AMPS to be converted held by such Existing Owner not subject to Orders submitted to such Broker-Dealer.

(ii)  for purposes of any Auction, any Order by any Existing Owner or Potential Owner shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline, all such Orders shall be irrevocable, except as provided in Sections 2.02(e)(ii) and 2.02(f); and

(iii)  for purposes of any Auction, any AMPS sold or purchased pursuant to subsection (b)(i), (ii) or (iii) above shall be sold or purchased at a price equal to 100% of the liquidation preference thereof.

Section 2.02.  Submission of Orders by Broker-Dealers to Auction Agent.

(a)  Each Broker-Dealer shall submit to the Auction Agent in writing, or by such Electronic Means as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for AMPS of a Series, all Orders with respect to AMPS of such Series accepted by such Broker-Dealer in accordance with Section 2.01 above and specifying with respect to each Order or aggregation of Orders pursuant to Section 2.02(b) below:

(i)  the name of the Broker-Dealer;

(ii)  the number of Bidders placing Orders, if requested by the Auction Agent;

(iii)  the aggregate number of AMPS of such Series, if any, that are the subject of such Order;

(iv)  to the extent that such Bidder is an Existing Owner:

  (A) the number of AMPS of such Series, if any, subject to any Hold Order placed by such Existing Owner;

  (B) the number of AMPS of such Series, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

  (C) the number of AMPS of such Series, if any, subject to any Sell Order placed by such Existing Owner; and

(v)  to the extent such Bidder is a Potential Owner, the rate specified in such Bid.

(b)  If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of AMPS specified therein.

A Broker-Dealer may aggregate the Orders of different Potential Owners with those of other Potential Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Owners with other Existing Owners on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the dividend rates on the Bids are the same.

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(c)  Neither the Issuer nor the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

(d)  Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the AMPS for its own account.

(e)  Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

(f)  After the Submission Deadline and prior to the Error Correction Deadline, a Broker-Dealer may:

(i)  submit to the Auction Agent an Order received from an Existing Owner, Potential Owner or a Broker-Dealer which is not an Order originated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a Clerical Error on the part of the Broker-Dealer; or

(ii)  modify or withdraw an Order received from an Existing Owner or Potential Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer's Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2.02(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2.02(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Owner or Potential Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Owner, a Potential Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated. The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

(g)  If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m., New York City time on the Auction Date. If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in AMPS in such Auction of the corrected results.

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(h)  Nothing contained herein shall preclude the Auction Agent from:

(i)  advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for the AMPS; provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

(ii)  verifying the Orders of a Broker-Dealer prior to or after the Submission Deadline; provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

Section 2.03.  Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:

(a)  If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 2.03 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

(b)  If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth of one percent (0.001%).

(c)  If one or more Orders covering in the aggregate more than the number of Outstanding AMPS of a particular Series are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

(i)  all Hold Orders shall be considered Hold Orders, but only up to and including in the aggregate the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record;

(ii)  (A) any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Owner up to and including the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of the AMPS of such Series subject to Hold Orders referred to in clause (i) above;

  (B) subject to clause (A) above, all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Owner up to and including the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above;

  (C) subject to clause (A) above, if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Owner in the ascending order of their respective rates up to the amount of the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above; and

  (D) the number of AMPS, if any, of such Series subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid by a Potential Owner; and

(iii)  all Sell Orders shall be considered Sell Orders, but only up to and including the number of AMPS of such Series equal to the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of AMPS of such Series considered to be subject to Hold Orders pursuant to

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clause (i) above and the number of AMPS of such Series considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

(d)  [Reserved]

(e)  For purposes of any Auction, if an Auction Agent has been notified by the Issuer that any portion of an Order by a Broker-Dealer relates to AMPS which have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

(f)  For purposes of any Auction, no AMPS which the Auction Agent has been notified by the Issuer have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available AMPS for such Auction.

(g)  If an Order or Orders covering all of the AMPS of a particular Series is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of AMPS of a particular Series to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

Section 2.04.  Determination of Auction Period Rate. (a) If requested by the Issuer or a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for each Series of AMPS, the Auction Agent shall advise such Broker-Dealer (and thereafter confirm to the Issuer, if requested) of the All Hold Rate, the Index and, if the Maximum Rate is not a fixed dividend rate, the Maximum Rate. Such advice, and confirmation, shall be made by telephone or other Electronic Means acceptable to the Auction Agent.

(b)  Promptly after the Submission Deadline for each Series of AMPS on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, and collectively as a "Submitted Order") and shall determine (i) the Available AMPS, (ii) whether there are Sufficient Clearing Bids, and (iii) the Auction Rate.

(c)  In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Auction Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under "Determination of Auction Period Rate" if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under

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"Determination of Auction Period Rate" if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension. In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined. In the event an Auction Period is extended as set forth in clause (i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.

Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate. If at the end of the 35 days the Auction Agent fails to calculate or provide the Auction Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Auction Period Rate shall be the Maximum Rate.

(d)  In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Auction Period Rate for the next Auction Period shall be the Maximum Rate and the Auction Period shall be a seven-day Auction Period.

(e)  If the AMPS are no longer maintained in book-entry only form by the Securities Depository, then the Auctions shall cease and the Auction Period Rate shall be the Maximum Rate.

Section 2.05.  Allocation of AMPS.

(a)  In the event of Sufficient Clearing Bids for a Series of AMPS, subject to the further provisions of subsections (c) and (d) below, Submitted Orders for each Series of AMPS shall be accepted or rejected as follows in the following order of priority:

(i)  the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii)  the Submitted Sell Order of each Existing Owner shall be accepted and the Submitted Bid of each Existing Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Owner to sell the AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

(iii)  the Submitted Bid of each Existing Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iv)  the Submitted Bid of each Potential Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(v)  the Submitted Bid of each Existing Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid, but only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii) or (iv) above by (B) a fraction the numerator of which shall be the number of Outstanding

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AMPS held by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the aggregate number of AMPS subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Owner to sell any excess amount of AMPS;

(vi)  the Submitted Bid of each Potential Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid, but only in an amount equal to the number of AMPS obtained by multiplying (A) the aggregate number of AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii), (iv) or (v) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of AMPS subject to such Submitted Bids made by all such Potential Owners that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

(vii)  the Submitted Bid of each Potential Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected.

(b)  In the event there are not Sufficient Clearing Bids for a Series of AMPS, Submitted Orders for each Series of AMPS shall be accepted or rejected as follows in the following order of priority:

(i)  the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii)  the Submitted Bid of each Existing Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iii)  the Submitted Bid of each Potential Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(iv)  the Submitted Sell Orders of each Existing Owner shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Owner specifying any rate that is higher than the Maximum Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS subject to Submitted Bids described in clause (iii) of this subsection (b) by (B) a fraction the numerator of which shall be the number of AMPS held by such Existing Owner subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of AMPS subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Owner shall be required to continue to hold such excess amount of AMPS; and

(v)  the Submitted Bid of each Potential Owner specifying any rate that is higher than the Maximum Rate shall be rejected.

(c)  If, as a result of the undertakings described in Section 2.05(a) or (b) above, any Existing Owner or Potential Owner would be required to purchase or sell a number of AMPS that is not a whole number on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS to be purchased or sold by any Existing Owner or Potential Owner on such Auction Date so that the number of AMPS purchased or sold by each Existing Owner or Potential Owner on such Auction Date shall be a whole number, even if such allocation results in one or more of such Existing Owners or Potential Owners not purchasing or selling any AMPS on such Auction Date.

(d)  If, as a result of the undertakings described in Section 2.05(a) above, any Potential Owner would be required to purchase a number of AMPS that is not a whole number on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate AMPS for purchase among Potential

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Owners so that the number of AMPS purchased on such Auction Date by any Potential Owner shall be a whole number, even if such allocation results in one or more of such Potential Owners not purchasing AMPS on such Auction Date.

Section 2.06.  Notice of Auction Period Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by Electronic Means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to each Series of AMPS for which an Auction was held on such Auction Date:

(i)  the Auction Period Rate determined on such Auction Date for the succeeding Auction Period;

(ii)  whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

(iii)  if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected and the number of AMPS, if any, to be sold by such Existing Owner;

(iv)  if such Broker-Dealer submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected and the number of AMPS, if any, to be purchased by such Potential Owner;

(v)  if the aggregate number of AMPS to be sold by all Existing Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of AMPS to be purchased by all Potential Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of AMPS to be (A) purchased from one or more Existing Owners on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Owners on whose behalf such Broker-Dealer submitted Bids; and

(vi)  the amount of dividend payable per AMPS on each Dividend Payment Date with respect to such Auction Period; and

(vii)  the immediately succeeding Auction Date.

(b)  On each Auction Date, with respect to each Series of AMPS for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall: (i) if requested by an Existing Owner or a Potential Owner, advise such Existing Owner or Potential Owner on whose behalf such Broker-Dealer submitted an Order as to (A) the Auction Period Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPS to be purchased pursuant to such Bid against receipt of such AMPS; and (iii) instruct each Existing Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPS to be sold pursuant to such Bid or Sell Order against payment therefor.

(c)  The Auction Agent shall give notice of the Auction Rate to the Issuer by mutually acceptable Electronic Means and the Issuer shall promptly give notice of such Auction Rate to the Securities Depository.

Section 2.07. Index.

(a)  If for any reason on any Auction Date the Index shall not be determined as provided in Schedule I, the Index shall be the Index for the prior Business Day.

(b)  The determination of the Index as provided in Schedule I and herein shall be conclusive and binding upon the Issuer, the Broker-Dealers, the Auction Agent and the Existing Owners and Potential Owners of the AMPS.

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Section 2.08.  Miscellaneous Provisions Regarding Auctions.

(a)  In this Appendix, each reference to the purchase, sale or holding of AMPS shall refer to beneficial interests in AMPS, unless the context clearly requires otherwise.

(b)  The provisions of the Authorizing Document and the definitions contained therein and described in this Appendix, including without limitation the definitions of All Hold Rate, Index, Dividend Payment Date, Maximum Rate, Auction Period Rate and Auction Rate, may be amended pursuant to the Authorizing Document by obtaining the consent of the owners of all affected Outstanding AMPS that pay dividends at the Auction Period Rate as follows. If on the first Auction Date occurring at least 20 days after the date on which the Auction Agent mailed notice of such proposed amendment to the registered owners of the affected Outstanding AMPS as required by the Authorizing Document the Auction Period Rate which is determined on such date is the Winning Bid Rate or the All Hold Rate, the proposed amendment shall be deemed to have been consented to by the registered owners of all affected Outstanding AMPS paying dividends at an Auction Period Rate.

(c)  If the Securities Depository notifies the Issuer that it is unwilling or unable to continue as registered owner of the AMPS or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Issuer shall execute and deliver certificates representing the AMPS. Such AMPS shall be registered in such names and Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Issuer.

So long as the ownership of the AMPS is maintained in book-entry form by the Securities Depository, an Existing Owner or a beneficial owner may sell, transfer or otherwise dispose of the AMPS only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions, such Existing Owner or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such AMPS to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Owner of the AMPS so sold, transferred or disposed of immediately after such sale, transfer or disposition.

(d)  Unless specifically provided in Schedule I, the Auction Agent shall continue to implement the Auction Procedures notwithstanding the occurrence of an Event of Default under the Authorizing Document.

Section 2.09.  Changes in Auction Period or Auction Date.

(a)  Changes in Auction Period.

(i)  The Issuer, may, from time to time on the Dividend Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with respect to all of the AMPS of a Series among seven-days or a Flexible Auction Period in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the dividend rate borne by such AMPS. The Issuer shall initiate the change in the length of the Auction Period by giving written notice to the Issuer, the Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.

(ii)  Any such changed Auction Period shall be for a period of seven days or a Flexible Auction Period and shall be for all of the AMPS of such Series.

(iii)  The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent any Existing Owner submits an Order with respect to such AMPS of any Series, each Existing Owner shall be deemed to have submitted Sell Orders with respect to all of its AMPS of such Series if the

A-15

change is to a longer Auction Period and a Hold Order if the change is to a shorter Auction Period. If there are not Sufficient Clearing Bids for the first Auction Period, the Auction Rate for the new Auction Period shall be the Maximum Rate, and the Auction Period shall be a seven-day Auction Period.

(b)  Changes in Auction Date. The Auction Agent, at the direction of the Issuer, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the dividend rate borne by the AMPS. The Auction Agent shall provide notice of the Issuer's direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Issuer and the Broker-Dealers with a copy to the Securities Depository. In the event the Auction Agent is instructed to specify an earlier or later Auction Date, the days of the week on which an Auction Period begins and ends, the day of the week on which a Flexible Auction Period ends and the Dividend Payment Dates relating to such Flexible Auction Period shall be adjusted accordingly.

(c)  Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers may, as they deem appropriate, set a different Auction Date and adjust any Dividend Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction Date and make such adjustments as directed by a majority of the Broker-Dealers (based on the number of AMPS for which the Broker-Dealer is listed as the Broker-Dealer in the Existing Owner Registry maintained by the Auction Agent pursuant to Section 2.2(a) of the Auction Agreement), and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date, and the Dividend Payment Date and the Auction Period shall be adjusted accordingly.

A-16

SCHEDULE I

to

AUCTION PROCEDURES

In the event of any conflict between this Schedule I and Appendix A, this Schedule I shall prevail.

Definitions

"All Hold Rate" means, as of any Auction Date, 90% of the Index in effect on such Auction Date for any AMPS the dividend on which is not includable in gross income of the beneficial owner of such AMPS for federal income tax purposes and 90% of the Index in effect on such Auction Date for any AMPS the dividend on which is includable in gross income of the beneficial owner of such AMPS for federal income tax purposes.

"AMPS" means the Series T7 AMPS and Series W7 AMPS.

"Auction Agent" shall initially be The Bank of New York.

"Auction Date" shall include as part of the definition the first Auction Date which shall be    , 2007 for the Series T7 AMPS and , 2007 for the Series W7 AMPS.

"Authorized Denomination" means $25,000 unless another amount is specified here.

"Authorizing Document" means the Statement of Preferences.

"Dividend Payment Date" includes the first Dividend Payment Date which shall be , 2007 for the Series T7 AMPS and , 2007 for the Series W7 AMPS.

"Index" means on any Auction Date with respect to AMPS in any Auction Period of 35 days or less the LIBOR Rate (as defined in the Authorizing Document). The Index with respect to AMPS in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Issuer and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e. a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

"Initial Period" means the period from the Closing Date to but not including , 2007 with respect to the Series T7 AMPS and , 2007 with respect to the Series W7 AMPS.

"Initial Period Rate" means the rates set by the managing underwriter prior to delivery of the AMPS.

"Issuer" means Advent/Claymore Global Convertible Securities & Income Fund.

"Maximum Rate" for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Auction Period, the greater of the Application Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number endig in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandths (0.001) of one percent.

Auction Procedures

Determination of Auction Period Rate. The percentage of the Index in Section 2.04(c) is 90%.

A-17

$170,000,000

Advent/Claymore
Global Convertible Securities & Income Fund

Auction Market Preferred Shares ("AMPS")

  3,400  Shares, Series T7

  3,400  Shares, Series W7

Liquidation Preference $25,000 per Share

PROSPECTUS

Merrill Lynch & Co.

Citi

        , 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated September 7, 2007

Advent/Claymore
Global Convertible Securities & Income Fund

Auction Market Preferred Shares ("AMPS")

  3,400   Shares, Series T7

  3,400   Shares, Series W7

Liquidation Preference $25,000 per Share

STATEMENT OF ADDITIONAL INFORMATION

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                  , 2007. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 345-7999. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated , 2007.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund's investment objective will be achieved.

Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares (if any) voting together as a single class, and of the holders of a majority of the outstanding preferred shares (if any) voting as a separate class:

(1)  invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions;

(2)  with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

(3)  issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"), or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;

(4)  make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

(5)  underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

(6)  purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

(7)  purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1)  make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's Managed Assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2)  purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

(3)  purchase securities of companies for the purpose of exercising control.

With respect to the Fund's non-fundamental policy of investing at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers, the Fund has adopted a policy to provide shareholders of the Fund at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

INVESTMENT POLICIES AND TECHNIQUES

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

Lower Grade Securities

The Fund may invest in lower grade securities rated below investment grade. The lower grade securities in which the Fund may invest are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Investment Manager to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

Investment in Lower Grade Securities Involves Substantial Risk of Loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, to the extent the Fund invests in lower grade securities, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the lower grade securities market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower grade securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the income securities markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

The Fund may invest in securities of all grades, but, under normal market conditions, will maintain an average portfolio quality of investment grade with respect to the portion of the Fund's Managed Assets invested in convertible securities. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. However, securities held by the Fund may become the subject of bankruptcy proceedings or otherwise default. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Distressed Securities. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest. The Fund may also hold securities whose ratings are in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or which are unrated investments considered by the Investment Manager to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Short-Term Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1)  U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Strategic Transactions

In addition to the derivatives instruments and strategies described in the Fund's Prospectus, the Fund may, consistent with its investment objective and policies, also enter into various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Fund's cost of borrowing.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of securities, aggregates of securities, financial indices and U.S. government debt securities or options on the foregoing securities to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions in accordance with the rules and regulations of the CFTC.

Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund for hedging purposes. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Tax Matters."

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Manager, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Manager will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Manager will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets

(including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Investment Manager, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Trustees.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE FUND

Investment Advisory Agreement

Although the Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Adviser are not exclusive, and the Adviser provides similar services to other clients and may engage in other activities.

The investment advisory agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on March 13, 2007, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay an advisory fee to the Adviser, such advisory fee being payable monthly in arrears at an annual rate equal to .40% of the average weekly value of the Fund's Managed Assets.

The investment advisory agreement was approved by the sole common shareholder of the Fund on May 20, 2007. The investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment advisory agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment advisory agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Adviser, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The business address of the Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532.

Investment Management Agreement

Although Advent intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Advent are not exclusive, and Advent provides similar services to other clients and may engage in other activities.

The investment management agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on March 13, 2007, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay a management fee to the Investment Manager, such management fee being payable monthly in arrears at an annual rate equal to .60% of the average weekly value of the Fund's Managed Assets.

The investment management agreement was approved by the sole common shareholder of the Fund on May 20, 2007. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Investment Manager, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Investment Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Investment Manager, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Trustees and Officers

The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's Board of Trustees which sets broad policies for the Fund and chooses its officers. Following is a list of his present positions and principal occupations during the last five years.

INDEPENDENT TRUSTEES:

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Randall C. Barnes Year of Birth: 1951 2455 Corporate West Drive Lisle, IL 60532	Trustee	Trustee since 2007	Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	37	None

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel Black Year of Birth: 1960 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Partner, the Wicks Group of Cos., LLC (2001-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3	None

Derek Medina Year of Birth: 1967 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Vice President, Business Affairs and News Planning at ABC News (2003-present). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990). Director of Young Scholar's Institute	3	None

Ronald A. Nyberg Year of Birth: 1953 2455 Corporate West Drive Lisle, IL 60532	Trustee	Trustee since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	40	None

Gerald L. Seizert, CFP Year of Birth: 1952 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm's hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	None

INTERESTED TRUSTEES:

Name, Year of Birth and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas Dalmaso(2) Year of Birth: 1965 2455 Corporate West Drive Lisle, IL 60532	Trustee	Trustee since 2007	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. and Manager, Claymore Fund Management Company, LLC from 2001-present. Chief Legal and Executive Officer of Funds in the Fund Complex. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	40	None

Tracy V. Maitland(2) Year of Birth: 1960 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee; President and Chief Executive Officer	Trustee since 2007	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None

Michael A. Smart(3) Year of Birth: 1960 1065 Avenue of the Americas, 31st Floor, New York, NY 10018	Trustee	Trustee since 2007	Managing Partner, Cordova, Smart & Williams LLC, Advisor to First Atlantic Capital Ltd. (2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992- 1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3	Country Pure Foods, Berkshire Blanket, Inc., Sqwincher Corporation.

(1)  Each trustee has served in such capacity since the Fund's inception. After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

  —Messrs. Barnes, Media and Seizert, as Class I trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

  —Messrs. Smart, Nyberg and Black, as Class II trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

  —Messrs. Maitland and Dalmaso, as Class III trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

(2)  Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates. Mr. Maitland is an interested person of the Fund because of his position as an officer of the Investment Manager.

(3)  Mr. Smart will cease to be an Interested Trustee once Merrill Lynch, Pierce, Fenner & Smith Incorporated is no longer a principal underwriter of the Fund.

OFFICERS

The officers of the Fund were appointed by the Board of Trustees on March 13, 2007 and will serve until their respective successors are chosen and qualified.

Name, Year of Birth and Business Address*	Title	Principal Occupation During the Past Five Years and Other Affiliations
Robert White Year of Birth: 1965	Treasurer and Chief Financial Officer	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

Rodd Baxter Year of Birth: 1950	Secretary and Chief Compliance Officer	Advent Capital Management, LLC: General Counsel – Legal (2002 to present); SG Cowen Securities Corp.: Director and Senior Counsel (1998-2002).

F. Barry Nelson Year of Birth: 1943	Vice President	Co-Portfolio Manager and Research Director at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Steven M. Hill Year of Birth: 1964 2455 Corporate West Drive Lisle, Illinois 60532	Assistant Treasurer	Senior Managing Director (2005-present), Managing Director (2003-2005) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

*  Address for all Officers unless otherwise noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

Share Ownership

As of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in the Family of Investment Companies(
Independent Trustees:
Randall C. Barnes	$0	Over $100,000
Daniel Black	$0	$50,001-$100,000
Derek Medina	$0	$1-$10,000
Ronald A. Nyberg	$0	Over $100,000
Gerald L. Seizert	$0	$10,001-$50,000
Interested Trustees:
Nicholas Dalmaso	$0	$0
Tracy V. Maitland	$0	Over $100,000
Michael A. Smart	$0	$10,001-$50,000

No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Adviser, the Investment Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Investment Manager.

Remuneration of Trustees and Officers

Each Independent Trustee receives an annual fee of $12,000, plus $1,500 for each meeting of the Board of Trustees or committee thereof physically attended by such Independent Trustee and $500 for each meeting of the Board of Trustees or committee thereof attended via telephone by such Independent Trustee. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof, and the fees and expenses of the Independent Trustees of the Fund are paid by the Fund. The Chairman of the Audit Committee of the Board of Trustees, if any, is paid an additional annual fee of $1,500. The Chairman of the Nominating and Governance Committee of the Board of Trustees, if any, is paid an additional annual fee of $1,500.

Because the Fund is recently-organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended October 31, 2006. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended August 31, 2007, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(3)	Estimated Annual Benefits Upon Retirement(3)	Total Compensation from the Fund and Fund Complex Paid to Trustee(2)
Randall C. Barnes	$24,000	None	None	$314,500
Daniel Black	$24,000	None	None	$72,000
Derek Medina	$24,000	None	None	$72,000
Ronald A. Nyber	$22,500	None	None	$406,500
Gerald L. Seizert	$22,500	None	None	$76,500
Michael A. Smart	$18,000	None	None	$66,000

(1)  Trustees not entitled to compensation are not included in the table.

(2)  Includes compensation for service on the Audit Committee of the Board of Trustees and/or the Nominating and Governance Committee of the Board of Trustees.

(3)  The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Board Committees

The Board of Trustees of the Fund currently has three committees: an Executive Committee, an Audit Committee and a Nominating and Governance Committee.

Executive Committee. The Executive Committee consists of Tracy V. Maitland and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board. The Executive Committee took certain actions in connection with the Fund's offering of Common Shares on May 24, 2007.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. The Audit Committee took certain actions on March 13, 2007, including, among other things, recommending to the Independent Trustees that the independent auditors of the Fund be approved as such.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of all of the Independent Trustees. The Nominating and Governance Committee performs the functions set forth in the Nominating and Governance Committee Charter of the Fund. As part of its duties, the Nominating and Governance Committee makes recommendations the full Board of Trustees with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

•  The name of the shareholder and evidence of the person's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund and the person's consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board of Trustees.

The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders. The Nominating and Governance Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Manager pursuant to the Investment Manager's proxy voting guidelines. Under these guidelines, the Investment Manager will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Manager's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

The Fund and the Investment Manager have adopted a consolidated code of ethics under Rule 17j-1 of the Investment Company Act. The Adviser has adopted a code of ethics under Rule 17j-1 of the Investment Company Act, as has its affiliate, Claymore Securities, Inc. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-551-8090. The consolidated code of ethics is available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, serves as the investment adviser to the Fund. The Adviser is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the investment advisory agreement between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates.

Investment Manager

Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's Investment Manager. Advent operates as a limited liability company and had approximately $4.0 billion in assets under management as of June 30, 2007. The Investment Manager is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible and high yield securities for institutional and individual investors. Members of the investment team at Advent have experience managing equity securities. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund.

Portfolio Management

Other Accounts Managed by the Portfolio Managers. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Investment Manager or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) Securities and Exchange Commission registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of July 30, 2007.

OTHER REGISTERED INVESTMENT COMPANIES:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Companies with Performance Based Fees	Total Assets of Investment Companies with Performance Based Fees
Tracy V. Maitland	3	$1.75 billion	0	$0
F. Barry Nelson	3	$1.75 billion	0	$0
Hart Woodson	2	$835 million	0	$0
David Hulme	1	$570 million	0	$0
Paul L. Latronica	2	$835 million	0	$0
Drew S. Hanson	2	$835 million	0	$0

OTHER POOLED INVESTMENT VEHICLES:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance Based Fees	Total Assets of Pooled Investment Vehicles with Performance Based Fees
Tracy V. Maitland	3	$479 million	2	$454 million
F. Barry Nelson	2	$160 million	1	$140 million
Hart Woodson	0	$0	0	$0
David Hulme	0	$0	0	$0
Paul L. Latronica	2	$160 million	1	$140 million
Drew S. Hanson	0	$0	0	$0

OTHER ACCOUNTS:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts s	Number of Other Accounts with Performance Based Fees	Total Assets of Other Accounts with Performance Based Fees
Tracy V. Maitland	35	$1.495 billion	4	$128 million
F. Barry Nelson	28	$1.15 billion	1	$66 million
Hart Woodson	3	$225 million	0	$0
David Hulme	22	$972 million	0	$0
Paul L. Latronica	9	$403 million	1	$66 million
Drew S. Hanson	2	$75 million	1	$49 million

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Manager acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Manager may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation. Portfolio managers are compensated with a base salary based on the level of their position with the Investment Manager and an annual discretionary bonus. Each portfolio manager's annual discretionary bonus is determined by senior management of the Investment Manager and is based on the overall profitability of the Investment Manager and the satisfaction of business objectives established for the portfolio manager. Compensation of portfolio managers is not directly related to the assets or performance of the Fund or any other account managed by the portfolio manager. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Investment Manager.

Securities Ownership of the Portfolio Managers. As of July 30, 2007, the portfolio managers beneficially owned equity securities of the Fund in the dollar ranges specified below.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Tracy V. Maitland	$50,001-$100,000
F. Barry Nelson	$10,001-$50,000
Hart Woodson	$10,001-$50,000
David Hulme	None
Paul L. Latronica	$10,001-$50,000
Drew S. Hanson	$10,001-$50,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees and the Adviser, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Trustees may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or a series of transactions between such broker and the Fund or the Investment Manager. Research and investment information may be provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

One or more of the other funds which the Investment Manager manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

General

Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Fund's trustees, as described under "Description of AMPS—Voting Rights" in the prospectus, Cede & Co. will be the holder of record of each series of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Auction Agent

The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction—Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 11:00 a.m., New York City time, on the day of such auction.

The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding an auction period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any auction immediately preceding an auction period of one year or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

DESCRIPTION OF COMMON SHARES

A description of common shares is contained in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

OTHER SHARES

The board of trustees (subject to applicable law and the Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or AMPS, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a discussion of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains.

In order to qualify to be taxed as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Fund intends to distribute at least annually substantially all of such income.

The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its shares for the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholder) on December 31.

In order to avoid a nondeductible 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of the calendar year) and (iii) 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary, capital gains or tax-exempt) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Trust intends to allocate capital gains dividends, if any, and any other distributions between its common and AMPS shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year. Dividends subject to the dividends received deduction and qualified dividend income will similarly be allocated between these classes.

Fund Investments

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash with which to make required distributions to its shareholders.

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under "Taxation of Shareholders."

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be subject to withholding and other foreign taxes with respect to its foreign securities. The Fund does not expect to satisfy the requirements to pass through to the shareholders their share of the foreign taxes paid by the Fund. Similarly, although the Fund may invest in tax -exempt securities, the Fund does not expect to pass through tax -exempt income to its shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years beginning before January 1, 2011, as qualified dividend income eligible for the reduced maximum U.S. federal rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). The Fund does not expect that a significant portion of its net investment income will consist of qualified dividend income. There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned AMPS of the Fund. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning before January 1, 2011. There can be no assurance as to what portion of the Fund's distributions, if any, will consist of long-term capital gains.

If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the AMPS. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the AMPS, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the AMPS. Any amounts distributed to a shareholder in excess of his or her tax basis in the AMPS will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

The sale or other disposition of AMPS of the Fund will generally result in gain or loss to you, and will be long-term capital gain or loss if the AMPS have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of AMPS held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss you realize on a sale or exchange of AMPS of the Fund will be disallowed if you acquire other AMPS of the Fund within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the AMPS. In such case, the basis of the AMPS acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

The Fund may, at its option, redeem the AMPS in whole or in part and the Fund is generally required to redeem the AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of the AMPS will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of the AMPS shareholder's interest in the Fund, (c) is "substantially disproportionate" with respect to the AMPS shareholder's interest in the Fund, or (d) with respect to a non corporate AMPS shareholder, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a AMPS shareholder's ownership of common shares of the Fund, if any, will be taken into account.

Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends consisting of investment company taxable income and short-term capital gain. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United

States or, in the case of an individual, is present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions of net capital gain and any net capital gain retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the foreign investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets other requirements. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. Any gain that a foreign investor realizes upon the sale, exchange or other disposition of shares will ordinarily be exempt from U.S. federal income tax unless (i) the income from the Fund is "effectively connected" with a trade or business within the United States carried on by the foreign investor, or (ii) in the case of a foreign investor that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income will (i) constitute "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of AMPS held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund's AMPS who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and the

Treasury regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of AMPS are advised to consult their own tax advisors for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of AMPS. Holders of AMPS are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

EXPERTS

The Statement of Assets and Liabilities of the Fund as of May 2, 2007 appearing in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
Advent/Claymore Global Convertible Securities & Income Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") at May 2, 2007, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

May 22, 2007

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

STATEMENT OF NET ASSETS

May 2, 2007

ASSETS:
Cash	$100,084
Total Assets	100,084
NET ASSETS	$100,084
COMPOSITION OF NET ASSETS:
Common Stock, at par value of $0.001 per share	$5
Additional Paid in Capital	100,079
NET ASSETS	$100,084
COMMON SHARES:
Net asset value per share ($100,084 / 5,240 shares of beneficial interest issued and outstanding)	$19.100
Public offering price per share	$20.00

SEE NOTES TO FINANCIAL STATEMENTS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

NOTES TO FINANCIAL STATEMENTS
May 2, 2007

NOTE 1—ORGANIZATION:

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") was organized as an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Claymore Securities, Inc. for the amount of $100,084.

Offering expenses are estimated to be $1,000,000, assuming 25,000,000 shares of beneficial interest are sold, which will be borne by the Fund. Included in this estimate are payments to the underwriters of $0.00667 per common share representing a partial reimbursement of expenses incurred in connection with this offering. Claymore Advisors, LLC (an affiliate of Claymore Securities, Inc.) and Advent Capital Management, LLC, the Fund's investment adviser and investment manager, respectively, have agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.04 per common share. Claymore Advisors, LLC has also agreed to pay the Fund's organizational expenses. The actual number of shares sold in the initial public offering and associated costs may differ significantly from the above estimates.

NOTE 2—ACCOUNTING POLICIES:

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3—INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement among the Adviser, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all trustees of the Fund who are its affiliates.

The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4—FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

PORTFOLIO OF INVESTMENTS
JULY 15, 2007

(UNAUDITED)

Number of Shares		Value
	Long-Term Investments — 87.2%
	Convertible Preferred Stocks — 25.2%
	Aluminum, Steel and Other Metals — 1.7%
75,000	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 2010	$10,591,500
	Automotive — 2.0%
417,919	Merrill Lynch Intl Co., Ser. SUZK, 8.00%, 2008 (Antigua)(c)	12,125,919
	Chemicals — 0.8%
5,400	Givaudan Nederland Finance, 5.375%, 2010 (Netherlands)	4,782,401
	Entertainment — 1.6%
222,750	Lehman Brothers Holdings, Inc., Ser. IGT, 8.00%, 2008(c)	8,529,098
223,880	Lehman Brothers Holdings, Inc., Ser. SIX, 9.00%, 2008(c)	1,345,519
		9,874,617
	Financial Services — 1.6%
110,000	BankUnited Financial Corp., 6.75%, 2010	5,005,000
170,000	E*Trade Financial Corp., 6.125%, 2008	4,913,000
		9,918,000
	Insurance — 3.6%
200,000	IPC Holdings, Ltd., 7.25%, 2008 (Bermuda)	5,825,000
3,600	Fortis Insurance NV, 7.75%, 2008 (Netherlands)(a)	5,409,108
158,000	MetLife, Inc., Ser. B, 6.375%, 2008	5,168,180
200,000	XL Capital Ltd., 7.00%, 2009 (Cayman Islands)	5,896,000
		22,298,288
	Internet — 1.5%
329,815	Merrill Lynch & Co., Inc., Ser. YHOO, 8.00%, 2008(a)(c)	8,916,549
	Machine Tools — 1.3%
63,000	SMC Corp/Merrill Lynch, 8.00%, 2008 (Antigua)(a)(c)	8,275,680
	Metals — 1.6%
180,000	Vale Capital, Ltd.,Ser. RIO, 5.50%, 2010 (Brazil)(c)	9,855,000
	Oil and Gas — 1.9%
40,000	Chesapeake Energy Corp., 6.25%, 2009	11,755,000
	Real Estate — 1.9%
12,000	Kerry Prop/Lehman Brothers Synthetic, 8.00%, 2008 (Netherlands)(c)	12,000,000

SEE NOTES TO FINANCIAL STATEMENTS

Number of Shares			Value
		Real Estate Investment Trust — 0.9%
235,000		HRPT Properties Trust, Ser. D, 6.50%, 2049	$5,729,300
		Semiconductor — 1.8%
445,820		Wachovia Bank NA., Ser. INTC, 8.00%, 2008(a)(c)	10,873,549
		Utilities-Gas and Electric — 2.0%
90,000		Entergy Corp., 7.625%, 2009	6,122,700
120,000		PNM Resources, Inc., 6.75%, 2008	6,012,000
			12,134,700
		Waste Management — 1.0%
17,500		Allied Waste Industries, Inc., Ser. D, 6.25%, 2008	6,361,250
Total Convertible Preferred Stocks — 25.2% (Cost $153,450,895)			155,491,753
Principal Amount
		Convertible Bonds — 37.6%
		Agriculture — 1.9%
94,000,000	HK$	Chaoda/Lehman Synthetic, A+ 9.00%, 6/25/08 (Hong Kong)(c)	11,901,397
		Automotive — 4.6%
		General Motors Corp., B-
$13,625,000		Ser. B, 5.25%, 3/6/32, Convertible Senior Debenture	11,772,000
6,250,000		Ser. C., 6.25%, 7/15/33, Convertible Senior Debenture	6,160,000
7,400,000		Daimler/DB Synthetic, AA- 8.00%, 6/20/08, (Germany)(a)(c)	10,372,531
			28,304,531
		Auto Parts and Equipment — 1.6%
7,000,000		Continental/Calyon Synthetic, AA- 8.00%, 6/18/08, (Guernsey, Channel Islands)(c)	9,674,936
		Chemicals— 1.9%
5,500,000		Bayer Capital Corp BV., BBB- 6.625%, 6/01/09, Subordinated Convertible Debenture (Netherlands)	11,748,143
		Commercial Services — 1.6%
7,000,000	Euro	USG People/JP Morgan International Derivatives Limited., AA- 8.00%, 6/18/08, Note (JCI)(c)	9,537,053
		Computers-Software and Peripherals — 1.8%
11,500,000		Novell, Inc., NR 0.50%,7/15/24,Senior Unsecured Convertible Notes	11,169,375

SEE NOTES TO FINANCIAL STATEMENTS

Principal Amount			Value
		Diversified Metals and Mining — 1.2%
$7,000,000		Peabody Energy Corporation, B 4.75%,12/15/66, Senior Unsecured Convertible Debenture	$7,595,000
		Financial Services — 5.9%
2,875,000		Alesco Financial, Inc., NR 7.625%, 5/15/27, Senior Unsecured Convertible Note(a)	2,458,125
12,000,000		CompuCredit Corporation., NR 5.875%, 11/30/35, Senior Unsecured Convertible Notes	10,920,000
3,500,000		Fortflinix S.A., A- 5.384%, 11/7/72 (Luxemburg)	6,249,561
6,100,000		Swiss Reinsurance Co., AA- 6.00%, 12/15/08, Senior Unsecured Convertible Note (Switzerland)	5,418,528
11,500,000		Wells Fargo & Co., AA 5.121%, 5/01/33, Senior Convertible Note(b)	11,530,130
			36,576,344
		Gas and Electric — 1.7%
7,200,000		Cez/Deutsche Bank AG., AA- 8.00%, 6/20/08, (United Kingdom)(a)(c)	10,166,575
		Health Care Products and Services — 1.9%
94,000,000	HK$	Hengan/Dexia Banque Internationale & Luxembourg S.A., AA 8.00% 7/24/08(c)	12,021,613
		Machinery-Diversified — 2.0%
12,500,000		Nabtesco Corp./Allegro Investment Corp., NR 8.00%, 10/23/07(a)(c)	12,500,000
		Media — 0.8%
3,000,000		CCO Hldgs LLC / CCO Hldgs Capital Corp., CCC 8.75%, 11/15/13, Senior Unsecured Convertible Note	3,052,500
2,000,000		CCH I LLC., NR 11.00%, 10/1/2015, Senior Secured Convertible Note	2,107,500
			5,160,000
		Metals — 3.7%
6,000,000		Vallourec/Figaro Finance Ltd., NR 3.875%, 9/18/09, Senior Secured Convertible Note (United Kingdom)(c)	11,757,696
5,000,000		Xstrata/Calyon Synthetic, AA- 8.00%, 6/12/08 (Guernsey, Channel Islands)(c)	11,015,938
			22,773,634
		Oil and Gas — 0.5%
3,000,000		Harvest Energy Trust., NR 7.25%, 9/30/13, Subordinated Convertible Note (Canada)	3,115,952

SEE NOTES TO FINANCIAL STATEMENTS

Principal Amount		Value
	Retail — 2.7%
$12,000,000	Don Quijote/BNP Paribas SA., AA 8.00%, 6/30/08, (France)(a)	$11,940,240
1,750,000	Punch Taverns Redwood Jersey Co., NR 5.00%, 12/14/10, Senior Unsecured Convertible Bond	4,609,801
		16,550,041
	Telecommunications — 3.8%
11,500,000	Level 3 Communications, Inc., CCC- 6.00%, 9/15/09, Subordinated Convertible Notes	11,183,750
8,300,000	Orascom/Weather Capital Finance., NR 4.75%, 2/27/13, Senior Unsecured Convertible Bond (Luxemburg)(c)	12,548,111
		23,731,861
Total Convertible Bonds — 37.6% (Cost $229,835,746)		232,526,455
	Corporate Bonds — 2.2%
	Financial Services — 1.5%
10,000,000	CDX North America High Yield, B+ 7.625%, 6/29/12(a)	9,375,000
	Health Care Products and Services — 0.7%
	HCA, Inc., B-
2,000,000	6.625%, 2/15/16, Senior Unsecured Note	1,695,000
3,000,000	8.36%, 4/15/24, Unsecured Debenture	2,752,737
		4,447,737
Total Corporate Bonds — 2.2% (Cost $14,300,107)		13,822,737
Number of Shares
	Common Stock — 22.2%
	Automotive — 0.8%
170,000	Suzuki Motor Corp. (Japan)	4,909,396
	Biotechnology — 1.1%
117,500	Genzyme Corp(d)	7,080,550
	Building Products and Services — 0.5%
28,600	Holcim Ltd. (Switzerland)	3,234,552
	Cargo Transport — 0.7%
170,000	Diana Shipping, Inc. (Greece)(d)	4,420,000
	Chemicals — 0.6%
28,335	Linde AG (Germany)	3,581,008

SEE NOTES TO FINANCIAL STATEMENTS

Number of Shares		Value
	Diversified Manufacturing Operations — 0.6%
22,750	Siemens AG (Germany)(d)	$3,481,853
	Electronic Equiptment and Components — 0.9%
105,000	SanDisk Corp.(d)	5,749,800
	Engineering — 0.6%
143,050	ABB Ltd. (Switzerland)	3,530,484
	Financial Services — 3.4%
220,000	CapitalSource, Inc.	5,170,000
175,000	Enerplus Resources Fund (Canada)	8,233,526
568,900	Man Group plc (United Kingdom)(d)	7,325,627
		20,729,153
	Health Care Products and Services — 0.3%
570,000	Hengan International Group Co., Ltd. (Hong Kong)	1,847,939
	Leisure and Entertainment — 0.7%
275,000	Shuffle Master, Inc.(d)	4,548,500
	Machinery — 0.5%
60,063	Heidelberger Druckmaschinen AG (Germany)	3,363,956
	Oil & Gas — 6.0%
390,000	ARC Energy Trust-Units (Canada)	8,281,243
285,000	Bonavista Energy Trust (Canada)	8,401,632
435,000	Crescent Point Energy Trust (Canada)	8,647,278
40,000	Fugro N.V. (Netherlands)	2,783,552
260,000	Harvest Energy Trust (Canada)	8,627,380
		36,741,085
	Pharmaceuticals — 1.0%
34,000	Roche Holding AG (Switzerland)	6,119,661
	Telecommunication — 2.4%
800,000	Level 3 Communications, Inc.	4,960,000
52,000	Millicom International Cellular S.A. (Luxembourg)(d)	5,106,920
55,000	NII Holdings, Inc.(d)	4,785,000
		14,851,920
	Transportation — 1.1%
5,250,750	Pacific Basin Shipping Ltd (Hong Kong)	7,037,485
	Utilities — 1.0%
565,000	British Energy Group PLC (United Kingdom)	6,241,806
Total Common Stock — 22.2% (Cost $130,047,314)		137,469,148

SEE NOTES TO FINANCIAL STATEMENTS

Number of Shares		Value
	Short-Term Investments — 11.8%
	Money Market Fund — 3.7%
22,834,288	Goldman Sachs Financial Prime Obligations	$22,834,288
Principal Amount
	U.S. Government Agency Obligations — 8.1%
	Federal Home Loan Bank Discount Note
$50,000,000	(yielding 5.04%, 7/16/2007)	50,000,000
Total Short-Term Investments — 11.8% (Cost $72,834,288)		72,834,288
Total Investments — 99.0% (Cost $600,468,350)		612,144,381
Other assets in excess of liabilities — 1.3%		8,164,087
Total Options Written — (0.3%)		(1,610,733)
Net Assets Applicable to Common Shareholders — 100.0%		$618,697,735

LLC - Limited Liability Corp.

LP - Limited Partnership

(a)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 15, 2007, these securities amounted to 14.7% of net assets.

(b)  Floating rate security. The rate shown is as of July 15, 2007.

(c)  A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company's common stock.

(d)  All or a portion of this security position represents cover directly or through conversion rights for outstanding options written.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders.

SEE NOTES TO FINANCIAL STATEMENTS

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Date	Exercise Price	Value
695	Diana Shipping, Inc.	August 2007	$22.50	$264,100
1,005	Diana Shipping, Inc.	Sep 2007	22.50	371,850
250	Genzyme Corp	July 2007	65.00	1,875
189	Man Group plc	Sep 2007	640.00	121,014
100	Millicom International Cellular S.A.	July 2007	90.00	66,000
100	Millicom International Cellular S.A.	July 2007	100.00	10,500
150	NII Holdings, Inc.	August 2007	85.00	71,250
350	SanDisk Corp.	July 2007	45.00	350,000
150	SanDisk Corp.	July 2007	47.50	115,500
400	SanDisk Corp.	August 2007	52.50	180,000
250	Shuffle Master, Inc.	July 2007	20.00	1,250
57	Siemens AG	July 2007	104.00	57,394
	Total Call Options Written (Premiums received $422,574)			$1,610,733

(a)  Non-income producing security.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JULY 15, 2007

(UNAUDITED)

ASSETS
Investments, at value (cost $600,468,350)	$612,144,381
Foreign currency, at value (cost $281,045)	285,819
Cash (including restricted cash of $43,098,375)	43,534,448
Dividends and interest receivable	3,871,262
Other assets	36,885
Total assets	659,872,795
LIABILITIES
Payable for securities purchased	36,521,613
Options written, at value (premiums received of $422,574)	1,610,733
Net unrealized depreciation on total return swaps	1,219,715
Offering costs payable	972,365
Investment Management fee payable	437,073
Investment Advisory fee payable	291,382
Net unrealized depreciation on forward foreign currency contracts	6,384
Accrued expenses and other liabilities	115,795
Total liabilities	41,175,060
NET ASSETS	$618,697,735
COMPOSITION OF NET ASSETS
Common stock, $0.001 par value per share; unlimited number of shares authorized, 31,811,140 shares issued and outstanding	$31,811
Additional paid-in capital	606,288,727
Accumulated net realized gain on investments, options, swaps and foreign currency transactions	412,967
Accumulated net unrealized appreciation on investments, options, swaps and foreign currency translation	9,300,115
Accumulated undistributed net investment income	2,664,115
NET ASSETS	$618,697,735
NET ASSET VALUE (based on 31,811,140 common shares outstanding)	$19.45

SEE NOTES TO FINANCIAL STATEMENTS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 30, 2007 TO JULY 15, 2007

(UNAUDITED)

INVESTMENT INCOME
Interest (net of foreign witholding taxes of $61,013)	$1,860,642
Dividends (net of foreign witholding taxes of $66,063)	1,708,808
Total income		$3,569,450
EXPENSES
Investment Management fee	455,090
Investment Advisory fee	303,394
Professional fees	42,629
Trustees' fees and expenses	20,445
Administration fee	18,460
Printing expense	18,283
Fund accounting	16,312
Custodian fee	13,065
Transfer agent fee	9,838
Insurance (E&O, D&O)	3,307
NYSE listing fee	2,726
Miscellaneous	1,786
Total expenses		905,335
Net investment income		2,664,115
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments		544,449
Swaps		5,281
Foreign currency transactions		(136,763)
Net change in unrealized appreciation (depreciation) on:
Investments		11,676,031
Swaps		(1,219,715)
Options		(1,188,159)
Foreign currency translation		31,958
Net realized and unrealized gain on investments, swaps, options and foreign currency transactions		9,713,082
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$12,377,197

SEE NOTES TO FINANCIAL STATEMENTS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 30, 2007 TO JULY 15 , 2007

(UNAUDITED)

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,664,115
Net realized gain on investments, options, swaps and foreign currency transactions	412,967
Net unrealized appreciation on investments, options, swaps and foreign currency translation	9,300,115
Net increase in net assets resulting from operations	12,377,197
CAPITAL SHARE TRANSACTIONS
Subscriptions	607,492,690
Common shares' offering expenses charged to paid-in-capital in excess of par value	(1,272,236)
Net increase from capital share transactions	606,220,454
Total increase in net assets	618,597,651
NET ASSETS
Beginning of period	100,084
End of period (including undistributed net investment income of $2,664,115)	$618,697,735

SEE NOTES TO FINANCIAL STATEMENTS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

FINANCIAL HIGHLIGHTS

(UNAUDITED)

Per share operating performance For a share of common stock outstanding throughout the period	May 30, 2007* to July 15, 2007
Net asset value, beginning of period	$19.10	(a)
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.09
Net realized and unrealized gain (loss) on investments, swaps, options and foreign currency transactions	0.30
Total from investment operations	0.39
Common shares' offering expenses charged to paid-in capital	(0.04)
Net asset value, end of period	$19.45
Market value, end of period	$19.55
TOTAL INVESTMENT RETURN(c)
Net asset value	1.83%
Market value	(2.25)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$618,698
Ratio of net expenses to average net assets	1.19	%(d)
Ratio of net investment income to average net assets	3.50	%(d)
Portfolio turnover rate	4%

*  Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c)  Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. Total return is not annualized.

(d)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

NOTES TO FINANCIAL STATEMENTS
JULY 15, 2007

(UNAUDITED)

NOTE 1—ORGANIZATION:

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund was organized as a Delaware statutory trust on February 26, 2007, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware.

NOTE 2—ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the closing bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation.

(d) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(f) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate or the return from another underlying asset. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

NOTE 3—INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS AND OTHER AGREEMENTS:

Claymore Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Claymore Group, Inc., serves as the investment adviser to the Fund. Pursuant to the investment advisory agreement between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. Claymore Securities, Inc., an affiliate of the Adviser, was an underwriter in the original offering. Pursuant to the investment advisory agreement between the Adviser and the Fund, as compensation for the services the Adviser provides to the Fund, the Fund pays the Adviser an annual fee, payable monthly in arrears, at annual rate equal to .40% of the average daily value of the Fund's Managed Assets during such month (the "Advisory Fee"). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities (excluding financial leverage).

Advent Capital Management, LLC ("Advent" or the "Investment Manager") acts as the Fund's investment manager and operates as a limited liability company. Advent is responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Pursuant to an investment management agreement among the Adviser, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal of .60% of the average daily value of the Fund's Managed Assets during such month (the "Management Fee") for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all trustees of the Fund who are its affiliates.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. Fimat USA, LLC and Credit Suisse First Boston act as the Fund's custodian for covered call options.

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

NOTE 4—FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

NOTE 5—INVESTMENTS IN SECURITIES:

From May 30, 2007 through July 15, 2007, purchases and sales of investments, other than short-term securities, were $541,137,234 and $13,572,038, respectively.

The Fund entered into total return swap agreements during the period ended July 15, 2007 to potentially enhance return. As of July 15, 2007, the Fund had swaps with a total notional value of $281,458,955 outstanding. Details of the swap agreements outstanding as of July 15, 2007 are as follows:

Counterparty	Underlying Term Loan	Termination Date	Notional Amount (000)		Paying Floating Rate	Unrealized Appreciation (Depreciation)
JP Morgan Chase & Co.	Community Health Systems Inc., US LIBOR + 2.25%, 7/25/14	07/01/2008	$20,000	(a)		$55,000
JP Morgan Chase & Co.	Celanese Holdings LLC., US LIBOR + 1.75%, 3/30/14	07/01/2008	9,975		5.87%	24,937
JP Morgan Chase & Co.	Mirant North America LLC, US LIBOR + 1.75%, 1/03/13	07/01/2008	9,984	(a)		18,721
JP Morgan Chase & Co.	Idearc Inc., US LIBOR + 2.00%, 11/17/14	07/01/2008	14,975		5.87%	18,719
JP Morgan Chase & Co.	Boise Cascade LLC, US LIBOR + 1.50%, 4/30/14	07/01/2008	9,013		5.87%	11,266
JP Morgan Chase & Co.	NRG Energy Inc., US LIBOR, 2/01/13	07/01/2008	12,500		5.87%	7,844
JP Morgan Chase & Co.	NRG Holdings Inc., US LIBOR + 2.50%, 6/08/14	07/01/2008	6,097		5.87%	3,826
Citigroup	Georgia-Pacific Corp., US LIBOR + 1.75%, 12/22/12	07/25/2008	5,000	(a)		2,400
JP Morgan Chase & Co.	Allied Waste North America, US LIBOR, 3/28/14	07/01/2008	9,116		5.87%	-
JP Morgan Chase & Co.	Isle of Capri Casinos, US LIBOR + 1.75%, 7/02/14	07/01/2008	5,000	(a)		-
JP Morgan Chase & Co.	Tenneco Automotive Inc., US LIBOR + 1.75%, 3/16/14	07/01/2008	5,000	(a)		-
JP Morgan Chase & Co.	Virgin Media Investment Holding, EURIBOR + 2.00%, 10/04/13	07/01/2008	5,000	(a)		-
JP Morgan Chase & Co.	Virgin Media Investment Holding, GB LIBOR + 2.125%, 10/04/13	07/01/2008	5,000	(a)		-
JP Morgan Chase & Co.	Delta Air Lines Inc., LIBOR + 2.00%, 4/30/12	07/01/2008	10,000	(a)		(6,250)
JP Morgan Chase & Co.	RH Donnelley Inc., US LIBOR + 1.50%, 6/30/11	07/01/2008	9,975		5.87%	(24,936)
JP Morgan Chase & Co.	Level 3 Communications Inc., US LIBOR + 2.25%, 3/13/14	07/01/2008	13,000		5.87%	(32,500)
JP Morgan Chase & Co.	Davita Inc., US LIBOR + 1.50%, 10/05/12	07/01/2008	15,000		5.87%	(37,500)
JP Morgan Chase & Co.	Ford Motor Company, US LIBOR + 3.00%, due 12/15/13	07/01/2008	19,962		5.87%	(49,906)
JP Morgan Chase & Co.	Las Vegas Sands LLC, US LIBOR + 1.75%, 5/23/14	07/01/2008	15,000	(a)		(68,250)
Citigroup	Lifepoint Hospitals Inc., US LIBOR + 1.625%, 8/23/12	07/10/2008	15,000	(a)		(88,329)
JP Morgan Chase & Co.	Dollar General Corp., US LIBOR + 2.75%, 7/16/14	07/01/2008	5,000	(a)		(137,500)
Citigroup	Advanced Micro Devices, US LIBOR + 2.25%, 12/31/13	06/13/2008	9,975	(a)		(144,098)

Counterparty	Underlying Term Loan	Termination Date	Notional Amount (000)		Paying Floating Rate	Unrealized Appreciation (Depreciation)
JP Morgan Chase & Co.	HCA, US LIBOR + 2.75%, 11/16/13	07/01/2008	$19,962		5.87%	$(149,718)
Citigroup	Graphic Packaging International Inc., US LIBOR + 2.00%, 5/16/14	06/23/2008	14,925	(a)		(219,691)
JP Morgan Chase & Co.	Charter Communications, US LIBOR + 2.00%, 3/06/14	07/01/2008	17,000		5.87%	(403,750)
						$(1,219,715)

(a)  Not settled as of July 15, 2007.

For each swap noted, the Fund pays a floating rate and receives the total return of the underlying asset. The market value of the swaps outstanding reflects the current receivables and payables, which may have different payment dates.

The Fund entered into written option contracts during the period ended July 15, 2007.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written during the period	3,697	422,731
Options exercised during the period	(1)	(157)
Options outstanding, end of period	3,696	$422,574

At July 15, 2007 the following forward exchange currency contracts were outstanding:

Long Contracts	Current Value	Unrealized Depreciation
Hong Kong Dollar, 94,000,000 expiring 7/24/07	$12,021,613	$(6,384)

NOTE 6—CAPITAL:

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 31,811,140 issued and outstanding. Of this amount, the Fund issued 28,750,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters an additional 3,055,900 shares between June 6, 2007 and July 6, 2007. These shares were issued at $19.10 per share after deducting the sales load but before underwriters' expense reimbursement.

Offering costs, estimated at $1,272,236 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Investment Manager have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

NOTE 7—INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 8—RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the implication of FIN 48 and has determined that it does not have any impact on the financial statements as of July 15, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

NOTE 9—SUBSEQUENT EVENT:

On July 12, 2007, the Trustees of the Fund declared its initial monthly dividend at a rate of $0.1458 per common share. This dividend was payable on August 31, 2007 to shareholders of record on August 15, 2007.

APPENDIX A

ADVENT/CLAYMORE GLOBAL CONVERTIBLE
SECURITIES & INCOME FUND

STATEMENT OF PREFERENCES OF
AUCTION MARKET PREFERRED SHARES
("AMPS")

3,400 SHARES, SERIES T7
3,400 SHARES, SERIES W7

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND, a Delaware statutory trust (the "Fund"), certifies that:

First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of the Fund's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized Auction Market Preferred Shares (the "AMPS"), liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series of AMPS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to collectively as AMPS).

DEFINITIONS

Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(1)  "Accountant's Confirmation" shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

(2)  "Affiliate" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Fund, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

(3)  "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(4)  "AMPS" shall have the meaning set forth on the first page of this Statement.

(5)  "Annual Valuation Date" shall mean October 31 of each year (or if such day is not a Business Day, the next succeeding Business Day), commencing on the date set forth in Section 6 of Appendix A hereto.

(6)  "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Credit Ratings
Moody's	Fitch	Applicable Percentage
Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Ba 1 and lower	BB+ and lower	300%

The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.

The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

(7)  "Applicable Rate" shall have the meaning specified in subparagraph (e) of Section 2 of Part I of this Statement.

(8)  "Applicable Spread" means the spread determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Credit Ratings
Moody's	Fitch	Applicable Spread
Aaa	AAA	125	bps
Aa3 to Aa1	AA- to AA+	150	bps
A3 to A1	A- to A+	200	bps
Baa3 to Baa1	BBB- to BBB+	250	bps
Ba 1 and lower	BB+ and lower	300	bps

The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.

The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

(9)  "Auction" shall mean each periodic implementation of the Auction Procedures.

(10)  "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

(11)  "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 5 of Part II of this Statement.

(12)  "Auction Date," with respect to any Auction Period, shall mean the Business Day next preceding the first day of such Auction Period.

(13)  "Auction Period," with respect to shares of a series of AMPS, shall mean the Initial Auction Period of shares of such series and any Subsequent Auction Period, including any Flexible Auction Period, of shares of such series.

(14)  "Auction Period Days," for any Auction Period or Dividend Period, means the number of days that would constitute such Auction Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

(15)  "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

(16)  "Available AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(17)  "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(18)  "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(19)  "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

(20)  "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective. The "Broker-Dealer of record" with respect to any AMPS is the Broker-Dealer which placed the Order for such AMPS or whom the Existing Owner of such AMPS has designated as its Broker-Dealer with respect to such AMPS, in each case as reflected in the records of the Auction Agent.

(21)  "Broker-Dealer Agreement" shall mean an agreement among the Auction Agent, a Broker-Dealer and the Fund pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

(22)  "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

(23)  "Code" means the Internal Revenue Code of 1986, as amended.

(24)  "Common Shares" shall mean the common shares of beneficial interest, par value $.001 per share, of the Fund.

(25)  "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

(26)  "Date of Original Issue," with respect to shares of a series of AMPS, shall mean the date on which the Fund initially issued such shares.

(27)  "Declaration" shall have the meaning specified in the First paragraph of this Statement.

(28)  "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P and rated at least A (having a remaining maturity of 12 months or less) and/or rated F1+ by Fitch.

(29)  "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the AMPS), Fitch Discount Factor (if Fitch is then rating the AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

(30)  "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

(31)  "Dividend Payment Date," with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

(32)  "Dividend Period," with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

(33)  "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the AMPS at the Fund's request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

(34)  "Error Correction Deadline" means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time, unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

(35)  "Existing Owner," means a Person who is a beneficial owner of AMPS; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as an Existing Owner.

(36)  "Failure to Deposit," with respect to shares of a series of AMPS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(37)  "Fitch" means Fitch Ratings, Inc. and its successors at law.

(38)  "Fitch Discount Factor" shall have the meaning specified in Section 4 of Appendix A hereto.

(39)  "Fitch Eligible Assets" shall have the meaning specified in Section 4 of Appendix A hereto.

(40)  "Fitch Exposure Period" shall have the meaning specified in Section 4 of Appendix A hereto.

(41)  "Fund" shall mean the entity named on the first page of this statement, which is the issuer of the AMPS.

(42)  "Holder," with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

(43)  "Hold Order" and "Holder Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(44)  "Independent Registered Public Accounting Firm" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an Independent Registered Public Accounting Firm under the Securities Act of 1933, as amended from time to time.

(45)  "Index" means on any Auction Date with respect to AMPS in any Auction Period of 35 days or less the LIBOR Rate. The Index with respect to AMPS in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Issuer and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all

Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e. a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

(46)  "Initial Period," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

(47)  "Investment Adviser" shall mean Claymore Advisors, LLC.

(48)  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

(49)  "Investment Company Act Cure Date," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

(50)  "Investment Company Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(51)  "Investment Manager" shall mean Advent Capital Management, LLC.

(52)  "Late Charge" shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.

(53)  "LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

(54)  "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealers or their successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealers shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealers to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealers (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealers; provided further, that if the LIBOR Dealers and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(55)  "Liquidation Preference," with respect to a given number of AMPS, means $25,000 times that number.

(56)  "London Business Day" means any day on which commercial banks are generally open for business in London.

(57)  "Market Value" shall mean the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Adviser or Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service or dealer when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

(58)  "Maximum Rate," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Auction Period, the greater of the Applicable Percentage of the Index or the Applicable Spread plus the Index. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

(59)  "Minimum Auction Period" shall mean any Auction Period consisting of seven Auction Period Days with respect to Series T7 and Series W7 AMPS.

(60)  "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

(61)  "Moody's Discount Factor" shall have the meaning specified in Section 4 of Appendix A hereto.

(62)  "Moody's Eligible Assets" shall have the meaning specified in Section 4 of Appendix A hereto.

(63)  "Moody's Exposure Period" shall have the meaning specified in Section 4 of Appendix A hereto.

(64)  "Notice of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 10 of Part I of this Statement.

(65)  "Notice of Flexible Auction Period" shall mean any notice with respect to a Flexible Auction Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

(66)  "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(67)  "Outstanding" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(68)  "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(69)  "Potential Owner," means any Person, including any Existing Owner, who may be interested in acquiring a beneficial interest in the AMPS in addition to the AMPS currently owned by such Person, if any; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Owner.

(70)  "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Auction Period commencing on such Dividend Payment Date) for a Minimum Auction Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Flexible Auction Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Flexible Auction Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; (E) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(E).

(71)  "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

(72)  "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Treasurer, Secretary or any Senior Vice President or Vice President of the Fund or such other persons duly authorized by the Board of Trustees of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

(73)  "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

(74)  "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

(75)  "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

(76)  "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill Companies, and its successors.

(77)  "Securities Act" means the Securities Act of 1933, as amended from time to time.

(78)  "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

(79)  "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(80)  "Flexible Auction Period," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(81)  "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.

(82)  "Submission Deadline" means, unless changed by Schedule I to the Auction Procedures, 1:00 p.m., New York City time, on each Auction Date, or such other time on such date as shall be specified from time to time by the Auction Agent if directed in writing by the Issuer pursuant to the Auction Agreement as the time by which Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association's Early Market Close Recommendations for shortened trading days for the bond markets (the "SIFMA Recommendation") unless the Auction Agent is instructed otherwise in writing by the Fund. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 a.m., instead of 1:00 p.m., New York City time.

(83)  "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(84)  "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(85)  "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(86)  "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(87)  "Subsequent Auction Period," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Auction Period is also a Flexible Auction Period, such term shall mean the period commencing on the first day of such Flexible Auction Period and ending on the last day of the last Dividend Period thereof.

(88)  "Substitute Commercial Paper Dealer" shall mean any commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

(89)  "Substitute U.S. Government Securities Dealer" any U.S. Government securities dealer selected by the Fund as to which Moody's, Fitch or any Other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

(90)  "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(91)  "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

(92)  "Treasury Note" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

(93)  "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

(94)  "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

(95)  "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Thursday that is a Business Day, or for any Thursday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.

(96)  "Voting Period" shall have the meaning specified in paragraph (b) of Section 4 of Part I of this Statement.

(97)  "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

PART I.

1.  Number of Authorized Shares.

The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.  Dividends.

(a)  Ranking. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Fund.

(b)  Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the

Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

(c)  Dividends Cumulative from Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

(d)  Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

(i)  if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

(ii)  notwithstanding Section 7 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Flexible Auction Period of shares of a series of AMPS consisting of more than 28 Auction Period Days; provided, however, that such dates shall be set forth in the Notice of Flexible Auction Period relating to such Flexible Auction Period, as delivered to the Auction Agent, which Notice of Flexible Auction Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Flexible Auction Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.

(e)  Dividend Rates and Calculation of Dividends.

(i)  Dividend Rates. The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Appendix A hereto. For each Subsequent Auction Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Auction Period; provided, however, that if:

(A)  an Auction for any such Subsequent Auction Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Auction Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

(B)  any Failure to Deposit shall have occurred with respect to shares of such series during any Auction Period thereof (other than any Flexible Auction Period consisting of more than 364 Auction Period Days or any Auction Period succeeding any Flexible Auction Period consisting of more than 364 Auction Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the fourth Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Index for the Auction Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 10 of this Part I, an amount computed by multiplying (x) 300% of the Index for the Auction Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Auction Period thereof and the dividend rate for shares of such series for such Subsequent Auction Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Auction Period;

(C)  any Failure to Deposit shall have occurred with respect to shares of such series during any Auction Period thereof (other than any Flexible Auction Period consisting of more than 364 Auction Period Days or any Auction Period succeeding any Flexible Auction Period consisting of more than 364 Auction Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the fourth Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Auction Period thereof thereafter (or for any Auction Period thereof thereafter to and including the Auction Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Auction Period), and the dividend rate for shares of such series for each such Subsequent Auction Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Auction Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-); or

(D)  any Failure to Deposit shall have occurred with respect to shares of such series during a Flexible Auction Period thereof consisting of more than 364 Auction Period Days, or during any Auction Period thereof succeeding any Flexible Auction Period consisting of more than 364 Auction Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Auction Period subsequent to such Auction Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for such Subsequent Auction Period (or for any Auction Period thereof thereafter to and including the Auction Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Auction Period), and the dividend rate for shares of such series for each such Subsequent Auction Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Auction Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-) (the rate per annum at which dividends are payable on shares of a series of AMPS for any Auction Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

(ii)  Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 for all Dividend Periods, and applying the rate obtained against $25,000.

(f)  Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured with respect to any Auction Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and each such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)  Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(h)  Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

(i)  Dividends Paid to Holders. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

(j)  Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.  Designation of Flexible Auction Periods.

(a)  Length of and Preconditions for Flexible Auction Period. The Fund, at its option, may designate any succeeding Subsequent Auction Period of shares of a series of AMPS as a Flexible Auction Period consisting of a specified number of Auction Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a "Flexible Auction Period"); provided, however, that such Flexible Auction Period may consist of a number of Auction Period Days not evenly divisible by seven if such Flexible Auction Period is longer than 182 Auction Period Days. A designation of a Flexible Auction Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 3, (B) there is no Failure to Deposit with respect to any series of AMPS on the date of designation of such Flexible Auction Period, (C) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Flexible Auction Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 10 of this Part I with respect to any shares of such series, the Fund has available liquid securities equal to the Redemption Price and (E) Merrill Lynch or any successor Broker-Dealer designated by the Fund shall have notified the Fund that it does not object to the designation of such Flexible Auction Period. In the event the Fund wishes to designate any succeeding Subsequent Auction Period for shares of a series of AMPS as a Flexible Auction Period consisting of more than 28 Auction Period Days, the Fund shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Auction Period that the Fund wishes to designate such Subsequent Auction Period as a Flexible Auction Period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

(b)  Adjustments of Length of Flexible Auction Period. If the Fund wishes to designate a Subsequent Auction Period as a Flexible Auction Period, but the day following what would otherwise be the last day of such Flexible Auction Period is not a Wednesday that is a Business Day in the case of a series of AMPS designated as "Series T7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Auction Period as a Flexible Auction Period consisting of the period commencing on the first day following the end of the immediately preceding Auction Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.

If the Fund wishes to designate a Subsequent Auction Period as a Flexible Auction Period, but the day following what would otherwise be the last day of such Flexible Auction Period is not a Thursday that is a Business Day in the case of a series of AMPS designated as "Series W7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Auction Period as a Flexible Auction Period consisting of the period commencing on the first day following the end of the immediately preceding Auction Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day.

(c)  Notice of Proposed Flexible Auction Period. If the Fund proposes to designate any succeeding Subsequent Auction Period of shares of a series of AMPS as a Flexible Auction Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be reasonably practicable under the circumstances) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Flexible Auction Period (which shall be such day that would otherwise be the first day of a Minimum Auction Period), notice shall be mailed by the Fund or its agent by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Auction Period of shares of such series as a Flexible Auction Period, specifying the first day thereof and (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Flexible Auction Period designated, or (y) its determination not to exercise such option.

(d)  Notice of Flexible Auction Period. No later than 11:00 a.m., New York City time, on the tenth Business Day next preceding the Auction Date of any proposed Flexible Auction Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be reasonably practicable under the circumstances), the Fund shall deliver to the Auction Agent either:

(i)  a notice ("Notice of Flexible Auction Period") stating (A) that the Fund has determined to designate the next succeeding Auction Period of shares of such series as a Flexible Auction Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Flexible Auction Period, (C) that such Flexible Auction Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) the Fund does not receive confirmation from Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS) that the proposed Flexible Auction Period will not affect such rating agency's then current rating on the AMPS, (D) the scheduled Dividend Payment Dates for shares of such series during such Flexible Auction Period and (E) the Special

Redemption Provisions, if any, applicable to shares of such series in respect of such Flexible Auction Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Flexible Auction Period, Moody's Eligible Assets (if Moody's is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Flexible Auction Period); or

(ii)  a notice stating that the Fund has determined not to exercise its option to designate a Flexible Auction Period of shares of such series and that the next succeeding Auction Period of shares of such series shall be a Minimum Auction Period.

(e)  Failure to Deliver Notice of Flexible Auction Period. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Flexible Auction Period to the Auction Agent by 11:00 a.m., New York City time, on the tenth Business Day next preceding the Auction Date of such proposed Flexible Auction Period (or by such later time or date, or both, as may be reasonably practicable under the circumstances), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Flexible Auction Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 3, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

4.  Voting Rights.

(a)  One Vote Per Shares of AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including each share of the AMPS, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at a meeting of the shareholders of the Fund held for the election of trustees, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each of the AMPS entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and AMPS voting together as a single class, shall elect the balance of the trustees.

(b)  Voting for Additional Trustees.

(i)  Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)  if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(B)  if at any time holders of preferred shares, including the AMPS, are entitled under the Investment Company Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

(ii)  Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional trustees as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

(iii)  Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected trustees of the Fund.

(iv)  Terms of Office of Certain Trustees to Terminate upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

(c)  Holders of AMPS to Vote on Certain Other Matters.

(i)  Increase in Capitalization. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (b) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the AMPS, the aggregate liquidation preference of all preferred shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 8 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the AMPS Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 and 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would materially and adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

(ii)  Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a "majority of the outstanding AMPS" at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

(d)  Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the AMPS and in no event being required to be obtained from Moody's in the case of the definitions of (x) Deposit Securities and Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor, Fitch Eligible Asset, Fitch Exposure Period and Fitch Industry Classification and in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Exposure Period, Moody's

Eligible Asset and Moody's Industry Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the AMPS:

Deposit Securities
Discounted Value
Market Value
Moody's Discount Factor
Moody's Eligible Asset
Moody's Exposure Period
Moody's Industry Classification
1940 Act Cure Date
1940 Act Preferred Asset Coverage
Preferred Shares Basic Maintenance Amount
Preferred Shares Basic Maintenance Cure Date
Preferred Shares Basic Maintenance Report
Annual Valuation Date
Fitch Discount Factor
Fitch Eligible Asset
Fitch Exposure Period
Fitch Industry Classification
Fitch Hedging Transaction
Fitch Loan Category
Valuation Date
Accountant's Confirmation

(e)  Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(f)  No Preemptive Rights or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

(g)  Voting for Trustees Sole Remedy for Fund's Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

(h)  Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.  Investment Company Act Preferred Shares Asset Coverage.

The Fund shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.  Preferred Shares Basic Maintenance Amount.

(a)  So long as AMPS are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate

Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

(b)  On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS), and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of any Annual Valuation Date, in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

(c)  Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Fund shall cause the Independent Registered Public Accounting Firm to confirm in writing to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Registered Public Accounting Firm, that was prepared by the Fund during the year ending on such Annual Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Preferred Shares Basic Maintenance Report), Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Preferred Shares Basic Maintenance Report, the Fund determined whether the Fund had, at such Annual Valuation Date in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by S&P (in the event such information is not verified by S&P, the Independent Registered Public Accounting Firm will perform alternative procedures to verify such information), (v) with respect to the Fitch ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Registered Public Accounting Firm will perform alternative procedures to verify such information), (vi) with respect to the Moody's ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Registered Public Accounting Firm will perform alternative procedures to verify such information) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Registered Public Accounting Firm has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in the Fund's accounting records as of such date and verified that such information agrees with the Fund's accounting records (in the event such information does not agree, the Independent Registered Public Accounting Firmwill provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

(d)  Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Registered Public Accounting Firmto provide to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report relating to such Preferred Shares Basic Maintenance Cure Date.

(e)  If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Registered Public Accounting Firmshall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the AMPS Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) promptly following receipt by the Fund of such Accountant's Confirmation.

(f)  Within five Business Days after the Date of Original Issue of any AMPS, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

(g)  On or before 5:00 p.m., New York City time, on the third Business Day after any of (i) the Fund shall have redeemed Common Shares (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 130%, or (iii) whenever requested by Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.  Reserved.

8.  Restrictions on Dividends and Other Distributions.

(a)  Dividends on Shares Other than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)  Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)  Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

9.  Rating Agency Restrictions.

Except as expressly permitted in "Certain Definitions—Moody's Hedging Transactions," "Certain Definitions—Fitch Hedging Transactions" and Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Fitch (if Fitch is then rating the AMPS) and Moody's (if Moody's is then rating the AMPS), for so long as any AMPS are outstanding and Moody's or Fitch or both are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or Fitch, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

(a)  borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 percent of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

(b)  issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Fund, or reissue any AMPS previously purchased or redeemed by the Fund;

(c)  merge or consolidate into or with any other corporation;

(d)  enter into reverse repurchase agreements; or

(e)  engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by Moody's or Fitch; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is "in the money" is valued at 95% of the accrued net excess of the Fund's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the AMPS) and the Discounted Value of the Moody's Eligible Assets (if Moody's is then rating the AMPS); (iv) for swaps, caps and floors that are "out of the money," 100% of any accrued net excess of the Fund's obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Fund for the purposes of calculating the Preferred Share Basic Maintenance Amount (if either Moody's or Fitch are then rating the AMPS); (v) the swap, cap or floor will be terminated if the Fund fails to maintain Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) on any two consecutive Valuation Dates; and (vi) the Fund provides Fitch (if Fitch is then rating the AMPS) and Moody's (if Moody's is then rating the AMPS) subsequent notice of entering into the swap, cap or floor.

In the event any AMPS are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

10.  Redemption.

(a)  Optional Redemption.

(i)  Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) unless otherwise provided in Section 9 of Appendix A hereto, shares of a series of AMPS are redeemable by the Fund during the Initial Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Flexible Auction Period relating to a Flexible Auction Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Flexible Auction Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Flexible Auction Period only upon payment of such redemption premium or premiums as shall be specified in such notice ("Special Redemption Provisions").

(ii)  A Notice of Flexible Auction Period relating to shares of a series of AMPS for a Flexible Auction Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Flexible Auction Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii)  If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Auction Period consisting of more than 364 Auction Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Auction Period, such Applicable Rate equaled or exceeded on such date of determination the Index for such Auction Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

(v)  The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(b)  Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Fund fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 22 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 22 days after such Cure Date, the Fund shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c)  Notice of Redemption.  If the Fund shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees, (ii) Fitch, if Fitch is then rating the AMPS, (iii) Moody's, if Moody's is then rating the AMPS and (iv) the Auction Agent. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 10 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d)  No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e)  Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

(f)  Auction Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g)  Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

(h)  Compliance with Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

(i)  Only Whole AMPS May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

(j)  Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 10, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Fund receives written notice from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of AMPS.

11.  Liquidation Rights.

(a)  Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)  Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

(c)  Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)  Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

(e)  Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.  Miscellaneous.

(a)  Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and AMPS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

(b)  Appendix A Incorporated By Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

(c)  No Fractional Shares. No fractional shares of AMPS shall be issued.

(d)  Status of AMPS Redeemed, Exchanged or Otherwise Acquired By the Fund. AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued preferred shares without designation as to series.

(e)  Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

(f)  Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

(g)  Notices. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

(h)  Certificate for AMPS. No certificates representing shares of the AMPS will be issued unless otherwise authorized by the Board of the Fund.

PART II.

1.  Orders.

(a)  Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

(i)  each Existing Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A)  the number of Outstanding shares, if any, of such series held by such Existing Owner which such Existing Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Auction Period of such shares;

(B)  the number of Outstanding shares, if any, of such series held by such Existing Owner which such Existing Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Auction Period of shares of such series shall be less than the rate per annum specified by such Existing Owner; and/or

(C)  the number of Outstanding shares, if any, of such series held by such Existing Owner which such Existing Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Auction Period of shares of such series;

and

(ii)  one or more Broker-Dealers, using lists of Potential Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Owners (by telephone or otherwise), including Persons that are not Existing Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Auction Period of shares of such series shall not be less than the rate per annum specified by such Potential Owner.

For the purposes hereof, the communication by an Existing Owner or Potential Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Owner and each Potential Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

(b)  (i)  A Bid by an Existing Owner of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(B)  such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C)  the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii)  A Sell Order by an Existing Owner of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A)  the number of Outstanding shares of such series specified in such Sell Order; or

(B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Owner with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Existing Owner thereof without compliance by such Existing Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Owner of such shares.

(iii)  A Bid by a Potential Owner or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

(B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c)  No Order for any number of AMPS other than whole shares shall be valid.

(d)  A Bid by a Potential Owner or a Potential Holder specifying a rate higher than the Maximum Rate for AMPS on the Auction Date will not be accepted.

2.  Submission of Orders by Broker-Dealers to Auction Agent.

(a)  Each Broker-Dealer shall submit to the Auction Agent in writing, or by such Electronic Means as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for AMPS of a Series, all Orders with respect to AMPS of such Series accepted by such Broker-Dealer in accordance with Section 1 above and specifying with respect to each Order or aggregation of Orders pursuant to Section 2(b) below:

(i)  the name of the Broker-Dealer;

(ii)  the number of Bidders placing Orders, if requested by the Auction Agent;

(iii)  the aggregate number of AMPS of such Series, if any, that are the subject of such Order;

(iv)  to the extent that such Bidder is an Existing Owner:

(A)  the number of AMPS of such Series, if any, subject to any Hold Order placed by such Existing Owner;

(B)  the number of AMPS of such Series, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

(C)  the number of AMPS of such Series, if any, subject to any Sell Order placed by such Existing Owner; and

(v)  to the extent such Bidder is a Potential Owner, the rate specified in such Bid.

(b)  If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of AMPS specified therein.

A Broker-Dealer may aggregate the Orders of different Potential Owners with those of other Potential Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Owners with other Existing Owners on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the dividend rates on the Bids are the same.

(c)  Neither the Issuer nor the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

(d)  Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the AMPS for its own account.

(e)  Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

(f)  After the Submission Deadline and prior to the Error Correction Deadline, a Broker-Dealer may:

(i)  submit to the Auction Agent an Order received from an Existing Owner, Potential Owner or a Broker-Dealer which is not an Order originated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a Clerical Error on the part of the Broker-Dealer; or

(ii)  modify or withdraw an Order received from an Existing Owner or Potential Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer's Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Owner or Potential Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Owner, a Potential Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer's Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated. The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

(g)  If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m., New York City time on the Auction Date. If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in AMPS in such Auction of the corrected results.

(h)  Nothing contained herein shall preclude the Auction Agent from:

(i)  advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for the AMPS; provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

(ii)  verifying the Orders of a Broker-Dealer prior to or after the Submission Deadline; provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

3.  Treatment of Orders by the Auction Agent.

Anything herein to the contrary notwithstanding:

(a)  If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 3 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

(b)  If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth of one percent (0.001%).

(c)  If one or more Orders covering in the aggregate more than the number of Outstanding AMPS of a particular Series are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

(i)  all Hold Orders shall be considered Hold Orders, but only up to and including in the aggregate the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record;

(ii)  (A)  any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Owner up to and including the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of the AMPS of such Series subject to Hold Orders referred to in clause (i) above;

(B)  subject to clause (A) above, all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Owner up to and including the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above;

(C)  subject to clause (A) above, if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Owner in the ascending order of their respective rates up to the amount of the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above; and

(D)  the number of AMPS, if any, of such Series subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid by a Potential Owner; and

(iii)  all Sell Orders shall be considered Sell Orders, but only up to and including the number of AMPS of such Series equal to the excess of the number of AMPS of such Series for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of AMPS of such Series considered to be subject to Hold Orders pursuant to clause (i) above and the number of AMPS of such Series considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

(d)  [Reserved]

(e)  For purposes of any Auction, if an Auction Agent has been notified by the Issuer that any portion of an Order by a Broker-Dealer relates to AMPS which have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

(f)  For purposes of any Auction, no AMPS which the Auction Agent has been notified by the Issuer have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available AMPS for such Auction.

(g)  If an Order or Orders covering all of the AMPS of a particular Series is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of AMPS of a particular Series to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

4.  Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

(a)  Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

(i)  the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

(ii)  from the Submitted Orders for shares of such series whether:

(A)  the number of Outstanding shares of such series subject to Submitted Bids of Potential Owners specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

exceeds or is equal to the sum of:

(B)  the number of Outstanding shares of such series subject to Submitted Bids of Existing Owners specifying one or more rates higher than the Maximum Rate for shares of such series; and

(C)  the number of Outstanding shares of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

(iii)  if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

(A)  (I) each such Submitted Bid of Existing Owners specifying such lowest rate and (II) all other such Submitted Bids of Existing Owners specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(B)  (I) each such Submitted Bid of Potential Owners specifying such lowest rate and (II) all other such Submitted Bids of Potential Owners specifying lower rates were accepted;

would result in such Existing Owners described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Owners described in subclause (B) above, would equal not less than the Available AMPS of such series.

(b)  Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Auction Period thereof as follows:

(i)  if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Auction Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii)  if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Auction Period thereof shall be equal to the Maximum Rate for shares of such series; or

(iii)  if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Auction Period thereof shall be as set forth in Section 10 of Appendix A hereto.

5.  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Existing Owners shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a)  If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i)  the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii)  the Submitted Sell Order of each Existing Owner shall be accepted and the Submitted Bid of each Existing Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Owner to sell the AMPS that are subject of such Submitted Sell Order or Submitted Bid;

(iii)  the Submitted Bid of each Existing Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are subject of such Submitted Bid;

(iv)  the Submitted Bid of each Potential Owners specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are subject of such Submitted Bid;

(v)  the Submitted Bid of each Existing Owners specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are subject of such Submitted Bid, but only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of Outstanding AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii) or (iv) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS held by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Winning Bid Rate, and the remained, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Owner to sell any excess amount of AMPS;

(vi)  the Submitted Bid of each Potential Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are subject of such Submitted Bid, but only in an amount equal to the number of AMPS obtained by multiplying (A) the aggregate number of Outstanding APS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii), (iv) or (v) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Owners that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

(vii)  the Submitted Bid of each Potential Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected.

(b)  In the event there are not Sufficient Clearing Bids for a Series of AMPS, Submitted Orders for each Series of AMPS shall be accepted or rejected as follows in the following order of priority:

(i)  the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii)  the Submitted Bid or each Existing Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iii)  the Submitted Bid of each Potential Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(iv)  the Submitted Sell Orders of each Existing Owner shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Owners specifying any rate that is higher than the Maximum Rate shall be deemed to be and accepted as Submitted Sell Orders, in both cases only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS subject to Submitted Bids described in clause (iii) of this section (b) by (B) a fraction the numerator of which shall be the number of Outstanding AMPS held by such Existing Owner subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of Outstanding AMPS subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Owner shall be required to continue to hold such excess amount of AMPS; and

(v)  the Submitted Bid of each Potential Owner specifying any rate that is higher than the Maximum Rate shall be rejected.

(c)  If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d)  If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Owner or Potential Owner on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Owner or Potential Owner on such Auction Date shall be whole AMPS.

(e)  If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Owner would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Owners so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Owner, even if such allocation results in one or more Potential Owners not purchasing AMPS of such series on such Auction Date.

(f)  Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Owners and Existing Owners and, with respect to each Potential Owner and Existing Owner, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Owner(s) or Existing Owner(s) they shall deliver, or from which other Potential Owner(s) or Existing Owner(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Owners.

(g)  Neither the Fund, the Investment Adviser, the Investment Manager nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Owner, a Potential Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

6.  Auction Agent.

For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Owners of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Owner. If such Broker-Dealer believes it is the Existing Owner of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Owner of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.  Transfer of AMPS.

Unless otherwise permitted by the Fund, an Existing Owner or an Existing Owner may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Owner of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.  Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

9.  Force Majeure.

(a)  Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Auction Period shall be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Auction Period shall be the Applicable Rate determined by auction on the first Business Day following such Auction Date.

(b)  Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

(i)  the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

(ii)  the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

(iii)  the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

IN WITNESS WHEREOF, ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND has caused these presents to be signed as of September [•], 2007 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE
SECURITIES & INCOME FUND

By:

Name: Tracy V. Maitland
Title: President

ATTEST:

Name: Rodd Baxter
Title: Secretary

September [•], 2007

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

APPENDIX A

SECTION 1

Designation as to Series.

SERIES T7: A series of 3,400 AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series T7." Each of the 3,400 shares of Series T7 AMPS issued on September 14, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of September 14, 2007; have an Applicable Rate for its Initial Period equal to [•]% per annum; have an initial Dividend Payment Date of [•], 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series T7 AMPS issued thereafter shall be issued on the first day of a Auction Period of the then outstanding shares of Series T7 AMPS, shall have, for such Auction Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. The Series T7 AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series T7 AMPS shall be identical except as provided in Section 11 of Part I of this statement.

SERIES W7: A series of 3,400 AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series W7." Each of the 3,400 shares of Series W7 AMPS issued on September 14, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of September 14, 2007; have an Applicable Rate for its Initial Period equal to [•]% per annum; have an initial Dividend Payment Date of [•], 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W7 AMPS issued thereafter shall be issued on the first day of a Auction Period of the then outstanding shares of Series W7 AMPS, shall have, for such Auction Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. The Series W7 AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series W7 AMPS shall be identical except as provided in Section 11 of Part I of this statement.

SECTION 2

Number of Authorized Shares Per Series.

The number of authorized shares constituting Series T7 AMPS is 3,400.

The number of authorized shares constituting Series W7 AMPS is 3,400.

SECTION 3

Exceptions to Certain Definitions.

Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

Not applicable.

SECTION 4

Certain Definitions.

For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

An "Approved Foreign Nation" includes the following countries: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom or other countries approved by Fitch in writing.

"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

Fitch Guidelines:

(i)  Corporate Debt Securities: The Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Fitch Discount Factors for Corporate Debt Securities
Including Non-Investment Grade Bonds

Terms to Maturity	AAA	AA	A	BBB	BB	B	CCC	Unrated
1 year or less	106%	108%	110%	112%	130%	152%	152%	152%
2 years or less (but longer than 1 year)	106%	108%	110%	112%	130%	152%	152%	152%
3 years or less (but longer than 2 years)	106%	108%	110%	112%	130%	152%	152%	152%
4 years or less (but longer than 3 years)	111%	113%	115%	117%	134%	152%	152%	152%
5 years or less (but longer than 4 years)	111%	113%	115%	117%	134%	152%	152%	152%
7 years or less (but longer than 5 years)	114%	116%	118%	120%	136%	152%	152%	152%
10 years or less (but longer than 7 years)	116%	118%	120%	122%	137%	152%	152%	152%
15 years or less (but longer than 10 years)	120%	122%	124%	124%	139%	152%	152%	152%
30 years or less (but longer than 15 years)	124%	127%	129%	129%	145%	152%	152%	152%
Greater than 30 years	124%	127%	129%	129%	145%	152%	152%	152%

The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B or CCC by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B or CCC by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

(ii)  Common Stock and Warrants: The Fitch Discount Factor applied to common stock will be:

Asset Type	Securities Sold Long	Securities Sold Short
Large-cap stocks:	200%	200%
Mid-cap stocks:	233%	250%
Small-cap stocks:	286%	333%
Others:	370%	370%

See "Fitch Eligible Assets—Common Stocks" for definitions of large-cap, mid-cap and small-cap stocks.

(iii)  Preferred Securities: The Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

Preferred Securities	Discount Factor
AAA	130%
AA	133%
A	135%
BBB	139%
BB	154%
Not rated or below BB	161%
Investment grade DRD	164%
Not rated or below investment grade DRD	200%

(iv)  Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (i) conversion premium greater than 100% nor (ii) have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve. The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

If a security is not rated by Fitch but is rated by two Other Rating Agencies, then the lower of the ratings on the security from the two Other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one Other Rating Agency, then the rating on the security from the Other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

(v)  U.S. Government Securities:

Time Remaining To Maturity	Discount Factor
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
Greater than 25 years	154%

(vi)  Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short-Term Money Market Instruments and Municipal Debt Obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash. A Fitch Discount Factor of 100% will be applied to cash. Money market funds that are subject to Rule 2a-7 of the 1940 Act, as amended, which are rated AAA/V1+ by Fitch (or the equivalent by another NRSRO) will also have a discount factor of 100%. Unrated money market funds will have a discount factor of 115%.

(vii)  Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

(viii)  Asset Backed and Mortgage Backed Securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	128%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than $0.40)	696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)	214%
AAA LockOut securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage backed securities rated AAA	131%
Commercial mortgage backed securities rated AA	139%
Commercial mortgage backed securities rated A	148%
Commercial mortgage backed securities rated BBB	177%
Commercial mortgage backed securities rated BB	283%
Commercial mortgage backed securities rated B	379%
Commercial mortgage backed securities rated CCC or not rated	950%

(1)  Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage backed securities not issued by a U.S. agency or instrumentality.

(ix)  Futures and Call Options: For purposes of the APS Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

(x)  Securities Lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets. For purposes of calculating the APS Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the APS Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the APS Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the APS Basic Maintenance Amount.

(xi)  Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions (see also (xx) for specific guidelines on Total Return Swaps on loans):

If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A or Moody's rating of A3.

(A)  Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the APS Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the APS Basic Maintenance Amount.

(B)  In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS.

(C)(1)  The underlying securities subject to a credit default swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Fund purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Fund will not include a credit default swap as a Fitch Eligible Asset purchase by the Fund without the Fund holding the underlying security or when the Fund buys a credit default swap for a basket of securities without holding all the securities in the basket.

(xii)  Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

Fitch Loan Category	Discount Factor
A	115%
B	130%
C	152%
D	370%

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

(xiii)  Structured Notes: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (v) under this definition. The applicable Fitch discount factor determined herein for the Structured Notes should then be multiplied by 120% for a liquidity concerns.

(xiv)  Securities Subject to Credit Derivatives: A security whose credit risk is hedged by a long position in a credit derivative with a swap counterparty approved by the Board shall apply the relevant Fitch Discount Factor described above to the combined value of the security and the derivative(s) calculated as follows: (i) If the remaining term to maturity of the credit derivative is at least 95% but not more than 105% of the remaining term to maturity of the security whose credit it is protecting, then the Fitch Discount Factor will be based upon the remaining term to maturity of the security and the rating of the credit derivative counterparty, multiplied by 110%; or (ii) if the remaining term to maturity of the credit derivative is greater than 49 days but less than 95% of the remaining term to maturity of the security whose credit it is protecting, then the Fitch Discount Factor will be the Fitch Discount Factor of the security that is subject to the credit derivative minus the product of (a) the remaining term to maturity of the credit derivative divided by the remaining term to maturity of the security that is subject to the credit derivative and (b) the Fitch Discount Factor of the security that is subject to the credit derivative minus the Fitch Discount Factor calculated in (i) above; provided, however, that if Fitch provides a Fitch Discount Factor in writing, that Discount Factor shall be used in lieu of (i) or (ii); the use of the foregoing Fitch Discount Factors is subject to reporting of the components of the credit hedge to Fitch by the Fund.

(xv)  Synthetic Assets: The Fitch Discount Factor for a Synthetic Asset, which is a combination of a security and a derivative(s) that together are a close economic substitute for a Fitch Eligible Asset, shall be the Fitch Discount Factor that would be applied to the Fitch Eligible Asset that the Synthetic Asset is intended to replicate, multiplied by 120%.

(xvi)  Hedge Instruments: The Fitch Discount Factor for a derivative contract that is not covered by (xiv) or (xv) above shall be determined as follows:

(A)  For exchange-traded options on futures contracts on U.S. Treasury Bonds and U.S. Treasury Notes, the Fitch Discount Factor shall be the Fitch Discount Factor for U.S. Government Securities whose maturity equals the maturity of the longest security deliverable into the underlying futures contract;

(B)  For exchange-traded options on futures contracts on interest rate swaps, obligations of agencies or instrumentalities of the U.S. and Eurodollars, the Fitch Discount Factor shall be the Fitch Discount Factor for Aaa-rated Corporate Debt Securities whose maturity equals the maturity of the longest security deliverable into the underlying futures contract;

(C)  For over the counter interest rate swaps, the Fitch Discount Factor shall be the Fitch Discount Factor for corporate debt securities whose rating equals the counterparty rating of the swap counterparty and whose maturity equals the maturity of the underlying interest rate swap;

(D)  For over the counter interest rate swaptions and other interest rate options, the Fitch Discount Factor shall be the Fitch Discount Factor for corporate debt securities whose rating equals the counterparty rating of the option counterparty and whose maturity equals the maturity of the interest rate swap or security underlying the option; or

(E)  Otherwise, the Fitch Discount Factor provided by Fitch in writing.

(xvii)  Master Limited Partnership (MLP) Securities: The Fitch Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below.

Asset Type	Discount Factor
Large-cap	210%
Mid-cap	243%
Small-cap	296%
Other	370%

Small-cap MLPs refer to MLPs with a market capitalization of greater than $250 million but less than $1 billion; Mid-cap MLPs refer to MLPs with a market capitalization between $1 billion and $2 billion; Large-cap MLPs are MLPs with a market capitalization over $2 billion. The Fitch Discount Factor applied to MLP Securities which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply was the securities not so restricted.

(xviii)  Foreign Bonds: The Fitch Discount Factor for non-U.S. corporate and sovereign debt securities is the percentage determined in accordance with the table set forth below

Country	Bond Type	Discount Factor
Hong Kong	Sovereign Yankee Bond	180%
Hong Kong	Corporate Yankee Bond	194%
India	Sovereign Yankee Bond	168%
India	Corporate Yankee Bond	181%
Korea	Sovereign Yankee Bond	352%
Korea	Corporate Yankee Bond	381%
Malaysia	Sovereign Yankee Bond	448%
Malaysia	Corporate Yankee Bond	484%
Philippines	Sovereign Yankee Bond	439%
Philippines	Corporate Yankee Bond	474%
Singapore	Sovereign Yankee Bond	138%
Singapore	Corporate Yankee Bond	149%
Thailand	Sovereign Yankee Bond	232%
Thailand	Corporate Yankee Bond	251%
Hong Kong	LC Government Bond < 1 year	258%
Hong Kong	LC Government Bond < 3 year	270%
Hong Kong	LC Government Bond < 5 year	323%
Hong Kong	LC Government Bond 5+ year	354%

Country	Bond Type	Discount Factor
India	LC Government Bond	465%
Korea	LC Government Bond	484%
Malaysia	LC Government Bond	527%
Philippines	LC Government Bond	434%
Singapore	LC Government Bond	258%
Taiwan	LC Government Bond	361%
Thailand	LC Government Bond	563%
EU	IG Corporate Securities	210%
EU	LC Government Bond	209%
Norway	LC Government Bond	224%
Sweden	LC Government Bond	225%
Poland	LC Government Bond	303%
UK	Gilt Securities	215%
UK	LC Corporate Bond - AAA rated	222%
UK	LC Corporate Bond - AA rated	225%
UK	LC Corporate Bond - A rated	228%
UK	LC Corporate Bond - BBB rated	231%
Canada	Local Currency Government Bond	185%
New Zealand	LC Government Bond	208%
New Zealand	LC Corporate Bond	216%
Australia	LC Government Bond	194%
Australia	LC Semi-Bond	194%
Australia	Eurobonds	194%
Australia	Quasi & Foreign Government	198%
Australia	LC Corporate Bond - AAA rated	201%
Australia	LC Corporate Bond - AA rated	203%
Australia	LC Corporate Bond - A rated	207%
Australia	LC Corporate Bond - BBB rated	210%

*  LC above is defined as Local Currency. Countries listed above with sovereign ratings of 'A+' and below are limited to 5% of the Aggregate Market Value of the Fund.

(xix)  Foreign Currency:

Country	Currency	Ticker	Discount Factor
Australia	Dollars	AUD	114%
Canada	Dollars	CAD	111%
Denmark	Kronor	DKK	129%
EU	Euro	EUR	127%
Hong Kong	Dollars	HKD	128%
India	Rupees	INR	150%
Indonesia	Rupiahs	IDR	250%
Japan	Yen	JPY	124%
Korea	Won	KRW	228%
Malaysia	Ringgits	MYR	182%
New Zealand	Dollars	NZD	125%
Norway	Kroner	NOK	126%
Philippines	Pesos	PHP	140%
Poland	Zlotych	PLN	135%
Singapore	Dollars	SGD	125%
Sweden	Kronor	SEK	115%
Taiwan	New Dollars	TWD	143%
Thailand	Baht	THB	192%
UK	Pounds	GBP	127%

(xx)  Total Return Swap (TRS) on Loans: TRS on Loans shall consist of two components: (A) the collateral posted as cash and cash equivalent securities should be discounted at the appropriate haircut set forth in (vi), and (B) a Fitch Eligible asset, or liability if negative, should be calculated as the sum of (1) the market-to-market on the TRS and (2) the quotient of the Collateral Posted by the Fund for the Loan TRS divided by the difference of (a) the applicable Fitch Discount Factor for the referenced loan in the TRS in accordance with (xii) multiplied by the Economic Leverage Factor in the TRS and (b) the Collateral Posted by the Fund for the Loan TRS.

For purposes of this definition: "Economic Leverage" shall be calculated as the Loan Notional divided by the Collateral Posted; "Loan Notional" is defined as the notional amount indicated in the TRS confirmation; and "Collateral Posted" shall be defined as the dollar amount that the fund has segregated and/or posted with the counterparty to cover the mark-to-market on the TRS contract.

(xxi)  Royalty Trusts: The Fitch Discount Factor applied to Royalty Trusts shall be applied in accordance with the table set forth below:

	Fitch Discount Factor 'AAA' Rating	Fitch Discount Factor 'AA' Rating
Large-cap	225%	184%
Mid-cap	260%	214%
Small-cap	317%	246%
Others	396%	268%

Small-cap Royalty Trusts refer to Royalty Trusts with a market capitalization of greater than $250 million but less than $1 billion; Mid-cap Royalty Trusts refer to Royalty Trusts with a market capitalization between $1 billion and $2 billion; Large-cap Royalty Trusts are Royalty Trusts with a market capitalization over $2 billion. The Fitch Discount Factor applied to Royalty Trusts which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply was the securities not so restricted.

"Fitch Diversification Limits" means portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

Equity Securities	Maximum Single Issuer(1)
Large cap	5%
Mid cap	5%
Small cap	5%

(1)  Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

Debt Securities Rated At Least(1)	Maximum Single Issuer(2)	Maximum Single Industry(2)(3)	Minimum Issue Size ($ In Million)(4)
AAA	100%	100%	$100
AA	20%	75%	$100
A	10%	50%	$100
BBB	6%	25%	$100
BB	4%	16%	$50
B	3%	12%	$50
CCC	2%	8%	$50

(1)  Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2)  Percentages represent a portion of the aggregate Market Value of debt securities.

(3)  Industries are determined according to Fitch's Industry Classifications, as defined herein.

(4)  Preferred stock has a minimum issue size of $50 million. Mortgage pass through issued by any one of the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), each has no minimum issue size.

If a security is not rated by Fitch but is rated by two Other Rating Agencies, then the lower of the ratings on the security from the two Other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one Other Rating Agency, then the rating on the security from the Other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Fund will treat the security as if it were CCC in the table above.

"Fitch Eligible Assets" means:

(i)  Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by any Other Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by any Other Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by any Other Rating

Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

(ii)  Short-Term Money Market Instruments and Commercial Paper so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by any Other Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by any Other Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by any Other Rating Agency and the security matures within three months or (2) is rated at least AA by Fitch or the equivalent by any Other Rating Agency and the security matures within six months; in addition, money market funds subject to Rule 2a-7 under the 1940 Investment Act, as amended, are also eligible investments;

(iii)  U.S. Government Securities and U.S. Treasury Strips;

(iv)  Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in an Approved Foreign Nation, (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

(v)  Preferred securities if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer, or the parent of the issuer, of such a preferred securities has common stock listed on either the New York Stock Exchange, the American Stock Exchange, the NASDAQ, or in the over-the-counter market, and (3) the issuer, or the parent of the issuer, of such a preferred securities has a senior debt rating or preferred security rating from Fitch of BBB- or higher or the equivalent rating by any Other Rating Agency. In addition, the preferred securities issue must be at least $50 million;

(vi)  Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch (or rated at an equivalent level by either Moody's or S&P, if rated by only one of them, or by the lower of Moody's or S&P if rated by both) and (ii) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia;

provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer and in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion;

(vii)  Rule 144A Securities;

(viii)  Warrants on common stocks described in (vii) above;

(ix)  Any common stock, preferred stock or any debt securities of REITs or real estate companies, subject to 5% issuer limitation (inclusive of common, preferred, debt and other securities);

(x)  Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1 by Fitch or the equivalent by any Other Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by any Other Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the APS originally issued;

(xi)  Swaps, including Total Return Swaps entered into according to ISDA;

(xii)  Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the APS;

(xiii)  Asset backed and mortgage backed securities;

(xiv)  Canadian Royalty Trusts and Canadian Income Trusts (collectively, "Royalty Trusts"), whose primary business operations are in the energy sector, which shall include the following securities, restricted or unrestricted, issued by a Royalty Trust or an affiliate of a Royalty Trust : (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units, (5) LLC securities and (6) debt securities. An investment by the Company in the Royalty Trusts of any single issuer will qualify as a Fitch Eligible Asset only to the extent that such investment constitutes 10% of the total assets of the Company. The amount by which an investment in the Royalty Trusts of any single issuer exceeds 10% of the total assets of the Company will not qualify as a Fitch Eligible Asset;

(xiv)  Senior loans; and

(xv)  Fitch Hedging Transactions.

Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the APS.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by any

Other Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

"Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

"Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch, LIBOR or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch, LIBOR or Treasury bonds, subject to the following limitations:

(i)  The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

(ii)  The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

(A)  Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

(B)  Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

(iii)  The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

(iv)  The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

"Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

Aerospace & Defense
Automobiles
Banking, Finance & Real Estate
Broadcasting & Media
Building & Materials
Cable
Chemicals
Computers & Electronics
Consumer Products
Energy
Environmental Services
Farming & Agriculture
Food, Beverage & Tobacco
Gaming, Lodging & Restaurants
Healthcare & Pharmaceuticals
Industrial/Manufacturing
Insurance
Leisure & Entertainment
Metals & Mining
Miscellaneous
Packaging and Containers
Paper & Forest Products
Retail
Sovereign
Structured Finance Obligations
Supermarkets & Drugstores
Telecommunications
Textiles & Furniture
Transportation
Utilities

The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

"Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

(i)  "Fitch Loan Category A" means Performing Bank Loans, which have a Market Value or an Approved Price greater than or equal to $0.90.

(ii)  "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

(iii)  "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two Other Rating Agencies, then the lower of the ratings on the security from the two Other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one Other Rating Agency, then the rating on the security from the Other Rating

Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

(iv)  "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

"Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

(i)  Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Moody's Rating Category Term to Maturity of Corporate Debt Security	Aaa	Aa	A	Baa	Ba	B	Unrated(1)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years)	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years)	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years)	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years)	139%	143%	147%	152%	179%	197%	250%
Moody's Rating Category Term to Maturity of Corporate Debt Security	Aaa	Aa	A	Baa	Ba	B	Unrated(1)
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)  Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the issuer's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Securities assigned a different rating by S&P and Fitch will be accepted at the lower of the two ratings.

The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are interest rate swaps or caps, in which case the rating of the counterparty shall determine the appropriate rating category. For corporate debt securities that do not pay interest in U.S. dollars, the Fund sponsor will contact Moody's to obtain the applicable currency conversion rates.

(ii)  Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa	150%
Aa	155%
A	160%
Baa	165%
Ba	196%
B	216%
Below B or Not Rated	250%

Rule 144A securities' Discount Factor will be increased by an additional 20%.

Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

(iii)  Common stocks.(1)

Large Cap	200%
Mid Cap	205%
Small Cap	220%

(1)  Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

(iv)  Convertible securities: Convertibles having a delta (i.e., the change in the convertible security price over one unit of change in the underlying stock) that ranges between .4 to 0 will be discounted using the discount factors found in Moody's corporate debt securities table.

Convertibles having a delta that ranges between 1 to .8 will be subject to the following discount factors: for investment grade bonds the discount factor is 195% and for below investment grade securities the discount factor is 229%.

Convertibles having a delta that ranges between .8 to .4 will be subject to the following discount factors: for investment grade bonds the discount factor is 192% and for below investment grade securities the discount factor is 226%.

Any unrated convertible bonds are discounted at 250%.

Discount factors are for 7-week exposure period.

Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for an issuer's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "NR" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Securities assigned a different rating by S&P and Fitch will be accepted at the lower of the two ratings.

(v)  Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

(vi)  U.S. Government Securities and U.S. Treasury Strips:

U.S. Government Securities Remaining Term to Maturity	U.S. Treasury Strips Discount Factor	Discount Factor
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

(vii)  Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

(viii)  Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below (or such lower percentage as Moody's may approve in writing from time to time):

Moody's Rating Category
Type of Loan	Aaa-A	Baa and Ba(1)	B(1)	Caa and below (including distressed and unrated)(1)
Senior Loans greater than $250 MM	118%	136%	149%	250%
non-Senior Loans greater than $250 MM	128%	146%	159%	250%
loans less than $250 MM	138%	156%	169%	270%

(1)  If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned by S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Securities assigned a different rating by S&P and Fitch will be accepted at the lower of the two ratings.

(ix)  Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security in accordance with the table set forth below.

Remaining Term to Maturity	Discount Factor
3 years or less	133%
7 years or less (but longer than 3 years)	142%
10 years or less (but longer than 7 years)	158%
20 years or less (but longer than 10 years)	174%
Greater than 20 years	205%

The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

Coupon	Discount Factor
5%	166%
6%	162
7%	158
8%	154
Coupon	Discount Factor
9%	151
10%	148
11%	144
12%	142
13%	139
adjustable	165

The Moody's Discount Factor applied to fixed-rate pass-through that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

Coupon	Discount Factor
5%	172%
6%	167
7%	163
8%	159
9%	155
10%	151
11%	148
12%	145
13%	142
adjustable	170

(x)  Structured Notes: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition. The applicable Moody's discount factor for the structured notes will be grossed up by 1.20x to reflect liquidity considerations.

"Moody's Eligible Assets" means:

(i)  Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

(ii)  Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

(iii)  U.S. Government Securities and U.S. Treasury Strips;

(iv)  Rule 144A Securities;

(v)  Senior Loans and other Bank Loans approved by Moody's;

(vi)  Common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

(vii)  Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P and Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language;

(viii)  Convertible bonds, provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or an S&P or Fitch rating of CCC or better, (B) the common stock must be traded on the NYSE, AMEX, or NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month, and (F) eligible synthetic convertibles will be discounted based on the underlying credit quality of the issuer coupled where the applicable discount factor is grossed up by 1.20x to reflect liquidity considerations;

Convertible Bonds Diversification Guidelines

Type	Maximum Single Issuer (%)(1)	Maximum Single Industry (%)	Maximum Single State (%)
Utility	4	50	7	(2)
Other	6	20	n/a

(1)  Percentage represent a portion of the aggregate market value and number of outstanding shares of the convertible stock portfolio.

(2)  Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation commission (FERC).

(ix)  Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million;

(x)  Asset-backed and mortgage-backed securities:

(A)  Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P and Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

(B)  Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P and Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

(C)  Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

(D)  Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated system wide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

(E)  Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

(F)  Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1),

(a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

(xi)  Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares.

In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

Ratings(1)	Maximum Single Issuer(2),(3)	Maximum Single Industry(3),(4)	Minimum Issue Size ($ In Million)(5)
Aaa	100%	100%	$100
Aa	20	60	100
A	10	40	100
Baa	6	20	100
Ba	4	12	50	(6)
B1-B2	3	8	50	(6)
B3 or below	2	5	50	(6)

(1)  Refers to the preferred stock and senior debt rating of the portfolio holding.

(2)  Companies subject to common ownership of 25% or more are considered as one issuer.

(3)  Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4)  Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)  Except for preferred stock, which has a minimum issue size of $50 million

(6)  Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) is subject to any Liens or segregated against obligations of the Fund in connection with an outstanding derivative transaction, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty and (C) Liens to secure payment for services rendered or cash advanced to the Fund by its Investment Adviser or Investment Manager, the Fund's custodian, transfer agent or registrar or the Auction Agent.

"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

"Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

(i)  the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

(A)  Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

(B)  Outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund;

(ii)  The Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

(A)  Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

(B)  Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

(iii)  The Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

(iv)  The Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

(v)  The Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

(vi)  The Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

(vii)  The Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Fund Preferred shares Basic Maintenance Amount.

(viii)  Swaps (including Total Return Swaps, Interest Rate Swaps, Currency Swaps and Credit Default Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

(A)  Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the AMPS Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the AMPS Basic Maintenance Amount.

In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's long-term rating of A3.

(B)  (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

(2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

(3) The Fund will not include a Credit Default Swap as a Moody's Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the APS Basic Maintenance Amount (e.g., a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the valuation date that is based upon an individual security or securities that are

Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount Test, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

"Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the AMPS):

1.  Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

2.  Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

3.  Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

4.  Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

5.  Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

6.  Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

7.  Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

8.  Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

9.  Diversified/Conglomerate Manufacturing

10.  Diversified/Conglomerate Service

11.  Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

12.  Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

13.  Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

15.  Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

16.  Grocery: Grocery Stores, Convenience Food Stores

17.  Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

18.  Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

19.  Hotels, Motels, Inns and Gaming

20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

21.  Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

22.  Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

23.  Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

25.  Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

26.  Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

27.  Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

28.  Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

29.  Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

30.  Personal Transportation: Air, Bus, Rail, Car Rental

31.  Utilities: Electric, Water, Hydro Power, Gas

32.  Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Registered Public Accounting Firm and Moody's, to the extent the Fund considers necessary.

"Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

(i)  "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

(ii)  "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

(iii)  "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

(iv)  "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

(v)  "Moody's Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.

Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

"Money Market Fund" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

"Other Rating Agency" means any Rating Agency other than Moody's or Fitch then providing a rating for the AMPS pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of AMPS.

"Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

"Rating Agnecy" shall mean a nationally recognized statistical rating organization ("NRSRO").

"Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term of maturity thereof is not in excess of 180 days:

(i)  commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii)  overnight funds;

(iv)  U.S. Government Securities;

(v)  Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA-

from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes; and

(vi)  Money Market Funds.

"U.S. Government Agencies" means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

"U.S. Government Obligations" means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States government and provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

(i)  If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

(ii)  The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

(iii)  The underlying collateral must be free and clear of third-party claims;

(iv)  The underlying collateral must be registered in the name of the USGO Trustee;

(v)  Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

(vi)  Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

(vii)  Over-collateralization levels do not apply to zero-coupon Treasuries.

SECTION 5

Initial Periods.

The Initial Period for shares of Series T7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding [•], 2007.

The Initial Period for shares of Series W7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding [•], 2007.

SECTION 6

Date for Purposes of Definition of "Annual Valuation Date" Contained Under the Heading "Definitions" in This Statement.

[•], 2007 (for Series T7 and Series W7 AMPS).

SECTION 7

Dividend Payment Dates.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series T7 AMPS, for the Initial Period on [•], 2007, and on each Wednesday thereafter.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series W7 AMPS, for the Initial Period on [•], 2007, and on each Thursday thereafter.

SECTION 8

Amount for Purposes of Subparagraph (c)(i) of Section 4 of Part I of This Statement.

$170,00,000

SECTION 9

Redemption Provisions Applicable to Initial Periods.

Not applicable.

SECTION 10

Applicable Rate for Purposes of Subparagraph (b) (iii) of Section 4 of Part II of this Statement.

For purposes of subparagraph (b)(iii) of Section 4 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Auction Period of shares of such series shall be equal to 90% of the Index.

SECTION 11

Certain Restrictions and Requirements.

See "Moody's Hedging Transactions" and "Fitch Hedging Transactions" in Section 4 of this Appendix A.

Appendix B

RATINGS OF INVESTMENTS

Standard & Poor's

A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

  •  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •  Nature of and provisions of the obligation;

  •  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA  An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C  A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus(-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1  A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B-1  A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-2  A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-3  A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i  This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

l  Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p  This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi  Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr  The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary" ratings are assigned to issues, including financial programs, in the following circumstances.

  •  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

  •  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions

AAA  Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

AA  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

CAA  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium Term Note Ratings

Moody's assigns long-term ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  •  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  •  Notes allowing for negative coupons, or negative principal;

  •  Notes containing any provision that could obligate the investor to make any additional payments;

  •  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch Ratings

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA  Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB  Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative.

  •  For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  •  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

CCC

  •  For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

  •  For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

CC

  •  For issuers and performing obligations, default of some kind appears probable.

  •  For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C

  •  For issuers and performing obligations, default is imminent.

  •  For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

  •  Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

  •  The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

  •  The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch's ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

'NR'

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

'WD'

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Issuer Default Ratings

Short- and long-term Issuer Default Ratings (IDRs) may be assigned to entities for certain sectors, including Corporate, Financial Institution and Sovereign entities, which reflect the ability of an entity to meet financial commitments on a timely basis. Similar to other ratings, these are drawn from the International Long-term and Short-term ratings scales and are identified as IDRs.

A short-term Issuer Default Rating (SIDR) is based on the liquidity profile of the rated entity and relates to the ongoing capacity to meet financial obligations with a relatively short time horizon (less than 13 months, except for public finance where short-term ratings may be assigned up to a three year horizon, in line with industry standards).

The long-term IDR is assigned to issuers and counterparties, reflecting their ability to meet all of their most senior financial obligations on a timely basis over the term of the obligation. The long-term IDR, therefore, is effectively a benchmark probability of default rating.

The IDRs of an issuer who has defaulted on some or all material financial obligations will be rated 'RD' or 'D,' respectively. Default status is not prospective and is determined following expiration of any applicable grace period under the defaulted obligation's governing documents.

Note: Securities in an issuer's capital structure may be rated higher, lower or the same as the long-term IDR on the basis of their recovery prospects, as well as differences in willingness to pay. Structured finance securities generally are not assigned IDRs, but each security is rated on the basis of various stress scenarios in combination with relative seniority, prioritization of cash flows and other structural mechanisms.

Recovery Ratings

Fitch Ratings' assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the 'B' rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the 'B' rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity's security are the collateral, the seniority relative to other obligations in the capital structure, and the company's expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1  Outstanding recovery prospects given default.

RR2  Superior recovery prospects given default.

RR3  Good recovery prospects given default.

RR4  Average recovery prospects given default.

RR5  Below average recovery prospects given default.

RR6  Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Appendix C

ADVENT CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

Introduction

Advent Capital Management, LLC (the "Advisor") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Advisor has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Advisor will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Advisor's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Advisor will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Advisor with a statement of proxy voting policy. In these situations, the Advisor seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Advisor.

Duty to Vote Proxies

The Advisor acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Advisor, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Advisor's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Advisor's voting instructions. Accordingly, the Advisor may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Advisor believes its clients will derive by voting on the company's proposal, the Advisor may decide not to attempt to vote at the meeting.

Material Conflicts

The Advisor will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Advisor will avoid material conflicts of interests between the interests of the Advisor and its affiliates on the one hand and the interests of its clients on the other. The Advisor recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Advisor understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Advisor acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II.  GENERAL PROXY VOTING GUIDELINES

It is the policy of the Advisor in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Advisor utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues

A.  Management Proposals:

1. The following management sponsored proposals are often voted in support of management.

☒ For	☐ Against	☐ Case by Case	Selection or ratification of auditors

☒ For	☐ Against	☐ Case by Case	Approval of financial statements, director and auditor reports

☒ For	☐ Against	☐ Case by Case	Election of Directors

☒ For	☐ Against	☐ Case by Case	Limiting Directors' liability and broadening indemnification of Directors

☒ For	☐ Against	☐ Case by Case	Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors

☒ For	☐ Against	☐ Case by Case	Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

☒ For	☐ Against	☐ Case by Case	Recommendations to set retirement ages or require specific levels of stock ownership by Directors

☒ For	☐ Against	☐ Case by Case	General updating/corrective amendments to the charter

☒ For	☐ Against	☐ Case by Case	Elimination of cumulative voting

☒ For	☐ Against	☐ Case by Case	Elimination of preemptive rights

☒ For	☐ Against	☐ Case by Case	Provisions for confidential voting and independent tabulation of voting results

☒ For	☐ Against	☐ Case by Case	Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

☒ For	☐ Against	☐ Case by Case	Capitalization changes which eliminate other classes of stock and voting rights

☒ For	☐ Against	☐ Case by Case	Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

☒ For	☐ Against	☐ Case by Case	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

☒ For	☐ Against	☐ Case by Case	Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

☒ For	☐ Against	☐ Case by Case	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

☒ For	☐ Against	☐ Case by Case	Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

☒ For	☐ Against	☐ Case by Case	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

☒ For	☐ Against	☐ Case by Case	Director fees unless the amounts are excessive relative to other companies in the country or industry

☒ For	☐ Against	☐ Case by Case	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

☒ For	☐ Against	☐ Case by Case	Establishment of Employee Stock Option Plans and other employee ownership plans

☒ For	☐ Against	☐ Case by Case	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

☒ For	☐ Against	☐ Case by Case	Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

2. The following proposals are often voted against, notwithstanding management support:

☐ For	☒ Against	☐ Case by Case	Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

☐ For	☒ Against	☐ Case by Case	Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

☐ For	☒ Against	☐ Case by Case	Creation of blank check preferred stock

☐ For	☒ Against	☐ Case by Case	Changes in capitalization by 5% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

☐ For	☒ Against	☐ Case by Case	Compensation proposals that allow for discounted stock options which have not been offered to employees in general

☐ For	☒ Against	☐ Case by Case	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

☐ For	☒ Against	☐ Case by Case	Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

☐ For	☒ Against	☐ Case by Case	Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

☐ For	☒ Against	☐ Case by Case	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

☐ For	☒ Against	☐ Case by Case	Proposals to indemnify auditors

3. The following types of proposals are often voted on a case-by-case basis:

☐ For	☐ Against	☒ Case by Case	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis

☐ For	☐ Against	☒ Case by Case	Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) Whether the stock option plan is incentive based; (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval

☐ For	☐ Against	☒ Case by Case	Proposals requiring shareholder ratification of poison pills

B.  Shareholder Proposals:

1. The following shareholder proposals are often supported:

☒ For	☐ Against	☐ Case by Case	Requiring Auditors to attend the annual meeting of shareholders

☒ For	☐ Against	☐ Case by Case	Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

2. The following shareholder proposals are often determined on a case-by-case basis:

☐ For	☐ Against	☒ Case by Case	Proposals which limit tenure of directors

☐ For	☐ Against	☒ Case by Case	Proposals to limit golden parachutes

☐ For	☐ Against	☒ Case by Case	Proposals requiring directors to own large amounts of stock to be eligible for election

☐ For	☐ Against	☒ Case by Case	Restoring cumulative voting in the election of directors

☐ For	☐ Against	☒ Case by Case	Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

☐ For	☐ Against	☒ Case by Case	Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

☐ For	☐ Against	☒ Case by Case	Proposals which limit retirement benefits or executive compensation

☐ For	☐ Against	☒ Case by Case	Requiring shareholder approval for Bylaw or charter amendments

☐ For	☐ Against	☒ Case by Case	Requiring shareholder approval for shareholder rights plan or poison pill

☐ For	☐ Against	☒ Case by Case	Requiring shareholder approval of golden parachutes

☐ For	☐ Against	☒ Case by Case	Confidential voting

☐ For	☐ Against	☒ Case by Case	Elimination of certain anti-takeover related provisions

☐ For	☐ Against	☒ Case by Case	Reduction or elimination of supermajority vote requirements

☐ For	☐ Against	☒ Case by Case	Prohibit payment of greenmail

3. The following shareholder proposals are often not supported:

☐ For	☒ Against	☐ Case by Case	Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

☐ For	☒ Against	☐ Case by Case	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

☐ For	☒ Against	☐ Case by Case	Proposals which require inappropriate endorsements or corporate actions.

III. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  Proxy Review Committee

The Advisor's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

1.  The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Advisor will vote proxies on an ongoing basis.

2.  The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Advisor's clients.

3.  The Committee shall meet as needed to oversee and address all questions relating to the Advisor's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Advisor are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

4.  The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Advisor's policy and will make appropriate changes as needed.

B.  Operating Procedures

The following operating procedures are intended to ensure that the Advisor satisfies its proxy voting obligations:

1.  The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Advisor in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Advisor.

2.  The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

3.  The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Advisor.

4.  For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

(a)  all issuers for which the Advisor or its affiliates manages assets;

(b)  all issuers for which the Advisor or its affiliates administers employee benefit plans;

(c)  all issuers for which the Advisor or its affiliates brokerage, underwriting or insurance;

(d)  any issuer for which the Advisor or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

(e)  any other issuer with which the Advisor or its affiliates or its senior officers has a material business relationship; and

(f)  any employee group for which the Advisor manages money;

This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."

The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

5.  For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the advisor who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."

6.  The Compliance Officer shall present each meeting of the Committee with: (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.

7.  The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Advisor and its affiliates and the Material Parties.

If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Advisor shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Advisor on a case-by-case basis, as necessary.

8.  If any portfolio manager, investment person, or any other employee of the Advisor wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

9.  Directed Matters will be voted in accordance with the instructions of the client.

10.  The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

11.  The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

12.  All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.

IV.  CLIENT DISCLOSURE POLICIES

The Advisor will disclose the Policies and Procedures to its clients. The Advisor's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Advisor's policies and procedures. The proxy voting disclosure will be provided to existing clients with their first quarterly account statement after June 30, 2003. The Advisor's proxy voting disclosure will be provided to new clients in the Advisor's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Advisor.

V.  RECORDKEEPING REQUIREMENTS

Rule 204-2 under the Advisers Act, as amended, requires that the Advisor retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisor will keep all written requests from clients and any written response from the Advisor (to either a written or an oral request). The Advisor may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C

Other Information

Item 25.  Financial Statements And Exhibits

(1)           Financial Statements

Part A—None.

Part B—Statement of Assets and Liabilities

(2)           Exhibits

(a)           Agreement and Declaration of Trust(2)

(b)           By-Laws(2)

(c)           Inapplicable

(d)(1)      Statement of Preferences of Auction Market Preferred Shares(**)

(d)(2)      Form of Specimen Certificate (Common Shares) (2)

(d)(3)      Form of Specimen Certificate (Preferred Shares) (*)

(e)           Form of Dividend Reinvestment Plan(4)

(f)            Inapplicable

(g)(1)      Form of Investment Advisory Agreement(4)

(g)(2)      Form Investment Management Agreement(4)

(h)           Form of Purchase Agreement(*)

(i)            Inapplicable

(j)(1)        Form of Custody Agreement(4)

(j)(2)        Form of Foreign Custody Manager Agreement(4)

(k)(1)       Form of Stock Transfer Agency Agreement(4)

(k)(2)       Form of Administration Agreement(4)

(k)(3)       Form of Fund Accounting Agreement(4)

(k)(4)       Form of Auction Agency Agreement(*)

(k)(5)       Form of Broker-Dealer Agreement(*)

(k)(6)       Form of DTC Letter of Representations(*)

(l)            Opinion and Consent of Counsel to the Fund(*)

(m)          Inapplicable

(n)           Consent of Independent Registered Public Accounting Firm(*)

(o)           Inapplicable.

(p)           Form of Initial Subscription Agreement(4)

(q)           Inapplicable.

(r)(1)       Consolidated Code of Ethics of the Fund and the Investment Manager(4)

(r)(2)       Code of Ethics of the Adviser and Claymore Securities, Inc(4)

(s)           Power of Attorney(*)

(*)           Filed herewith

(**)         Filed herewith as Appendix A to the Statement of Additional Information.

(1)                                  Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement relating to the Fund’s common shares (File Nos. 333-140951 and 811-22022)  filed with the Securities and Exchange Commission on April 13, 2007.

(2)                                  Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement relating to the Fund’s common shares (File Nos. 333-140951 and 811-22022)  filed with the Securities and Exchange Commission on April 23, 2007.

(4)                                  Previously filed as an exhibit to Pre-Effective Amendment No. 4 to the Registration Statement relating to the Fund’s common shares (File Nos. 333-140951 and 811-22022)  filed with the Securities and Exchange Commission on May 23, 2007.

Item 26.  Marketing Arrangements

Reference is made to the Form of Purchase Agreement for the Registrant’s shares of beneficial interest to be filed by amendment to this registration statement.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Rating Agency Fees	$117,300
Registration fee	$5,219
Printing	$75,000
Accounting fees and expenses	$25,000
Legal fees and expenses	$150,000
Miscellaneous	$27,481
Total	$400,000

Item 28.  Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.  Number of Holders of Shares

As of July 15, 2007

Number of
Title Of Class	Record Holders

Common Shares	26,305
Preferred Shares	0

Item 30.  Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund.  Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.  No trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.  If any Shareholder, trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.  Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification.  (a) The Fund hereby agrees to indemnify each person who at any time serves as a trustee or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.  All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees.  No trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Fund Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.  Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as trustees under this Declaration or in their capacity as officers, employees or agents of the Fund.  The Trustees may maintain insurance for the protection of the Fund Property, its Shareholders, trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc.  Each trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any Investment Manager, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.  Reference is made to Article    of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 31.  Business and Other Connections of Adviser and Investment Manager

Not Applicable

Item 32.  Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of (i) Advent Capital Management, LLC, the Registrant’s Investment Manager, located at 1065 Avenue of the Americas, 31st Floor, New York, New York  10018, (ii) The Bank of New York , the Registrant’s Administrator, Custodian and Transfer Agent, located at 101 Barclay Street, New York, New York 1028 and (iii) Claymore Advisors, LLC, the Registrant’s Adviser, located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of its common shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Not applicable.

(4)  Not applicable.

(5) (a)  For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 7th day of September, 2007.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE
SECURITIES & INCOME FUND

By:	/s/ Tracy V. Maitland
Tracy V. Maitland
Trustee, President and Chief
Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 7th day of September, 2007.

SIGNATURE	TITLE

/s/ Tracy V. Maitland	Trustee, President and Chief Executive Officer
Tracy V. Maitland

/s/ Robert White	Treasurer and Chief Financial Officer
Robert White

*	Trustee
Randall C. Barnes

*	Trustee
Daniel L. Black

*	Trustee
Nicholas Dalmaso

*	Trustee
Derek Medina

*	Trustee
Ronald A. Nyberg

*	Trustee
Gerald L. Seizert

*	Trustee
Michael A. Smart

*          Signed by Rodd Baxter pursuant to a power of attorney filed herewith.

By:	/s/ Rodd Baxter
Rodd Baxter
Attorney-In-Fact
September 7, 2007

Exhibit Index

(d)	(3)	Form of Specimen Certificate (Preferred Shares)

(h)		Form of Purchase Agreement

(k)	(4)	Form of Auction Agency Agreement

(k)	(5)	Form of Broker-Dealer Agreement

(k)	(6)	Form of DTC Letter of Representations

(l)		Opinion and Consent of Counsel to the Fund

(n)		Consent of Independent Registered Public Accounting Firm

(s)		Power of Attorney